                                                                    Exhibit 99.1


                                                                  EXECUTION COPY

                       ASSET AND STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                               BUDGET GROUP, INC.

                                       AND

                          CERTAIN OF ITS SUBSIDIARIES,

                               CENDANT CORPORATION

                                       AND

                        CHEROKEE ACQUISITION CORPORATION

                           DATED AS OF AUGUST 22, 2002

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----

                                    ARTICLE 1

                                   DEFINITIONS

   Section 1.1   Defined Terms..............................................................        1
   Section 1.2   Other Definitional and Interpretive Matters................................       19

                                    ARTICLE 2

                    PURCHASE AND SALE OF THE ACQUIRED ASSETS

   Section 2.1   Purchase and Sale of Acquired Assets.......................................       20
   Section 2.2   Consideration..............................................................       20
   Section 2.3   Acquired Assets............................................................       20
   Section 2.4   Excluded Assets............................................................       25
   Section 2.5   Assumed Liabilities........................................................       26
   Section 2.6   Excluded Liabilities.......................................................       27
   Section 2.7   Closing....................................................................       29
   Section 2.8   Deliveries by Seller Parties...............................................       29
   Section 2.9   Deliveries by Buyer........................................................       30
   Section 2.10  Cure Costs.................................................................       31
   Section 2.11  Transition and Support Arrangements for Retained Business..................       31

                                    ARTICLE 3

                       REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES

   Section 3.1   Organization and Qualification.............................................       32
   Section 3.2   Capitalization of the Acquired Companies...................................       32
   Section 3.3   Corporate Power and Authority..............................................       33
   Section 3.4   Conflicts; Consents and Approvals..........................................       33
   Section 3.5   Title to Property; Adequacy of Assets......................................       34
   Section 3.6   SEC Filings; Seller Financial Statements...................................       35
   Section 3.7   Vehicles, Etc..............................................................       37
   Section 3.8   Absence of Changes.........................................................       38
   Section 3.9   No Undisclosed Liabilities.................................................       38
   Section 3.10  Accounts Receivable; Accounts Payable......................................       39
   Section 3.11  Affiliate Transactions.....................................................       40
   Section 3.12  Compliance with Laws.......................................................       40
   Section 3.13  Litigation.................................................................       40
   Section 3.14  Corporate Locations; Permits; Etc..........................................       41
   Section 3.15  Contracts..................................................................       41
   Section 3.16  Real Estate................................................................       46
   Section 3.17  Airport Concessions........................................................       47
   Section 3.18  Employee; Employee Benefit Matters.........................................       48
   Section 3.19  Labor Relations and Employment.............................................       51

   Section 3.20  Customers..................................................................       52
   Section 3.21  Environmental Matters......................................................       52
   Section 3.22  Intellectual Property......................................................       53
   Section 3.23  Taxes......................................................................       55
   Section 3.24  Compliance with Insurance Laws.............................................       57
   Section 3.25  Insurance..................................................................       58
   Section 3.26  Books and Records..........................................................       59
   Section 3.27  Franchisee Matters.........................................................       59
   Section 3.28  Vehicle Return Pursuant to Repurchase Programs; Vehicle Orders.............       60
   Section 3.29  Disclosure.................................................................       60
   Section 3.30  Brokers....................................................................       61
   Section 3.31  Use of Certain Funds.......................................................       61

                                    ARTICLE 4

                      REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

   Section 4.1   Organization and Qualification.............................................       61
   Section 4.2   Corporate Power and Authority; Authorization...............................       61
   Section 4.3   Conflicts; Consents and Approvals..........................................       62
   Section 4.4   Brokers....................................................................       62
   Section 4.5   Sufficiency of Funds.......................................................       63

                                    ARTICLE 5

                                CERTAIN COVENANTS

   Section 5.1   Conduct of Business........................................................       63
   Section 5.2   Access and Information.....................................................       71
   Section 5.3   Efforts to Effect Transaction; Certain Filings.............................       73
   Section 5.4   Bankruptcy Filings.........................................................       74
   Section 5.5   Bidding Procedures.........................................................       75
   Section 5.6   Intercompany Amounts; Other Agreements.....................................       76
   Section 5.7   Updates of Schedules.......................................................       76
   Section 5.8   Tax Returns; Tax Sharing Agreements........................................       77
   Section 5.9   Purchase Price Allocation..................................................       77
   Section 5.10  Transfer Taxes.............................................................       78
   Section 5.11  Vehicle Return Pursuant to Repurchase Programs; Disposition of Vehicles....       79
   Section 5.12  Cooperation in Connection with Refinancing.................................       79
   Section 5.13  Confidentiality............................................................       79
   Section 5.14  No Solicitation of Employees...............................................       80
   Section 5.15  Certain Tax Reporting......................................................       81
   Section 5.16  SEC Reports................................................................       81

                                    ARTICLE 6

                        ADDITIONAL POST-CLOSING COVENANTS

   Section 6.1   Benefit and Employment Matters.............................................       81

   Section 6.2   Books and Records; Personnel...............................................       84
   Section 6.3   Section 338(h)(10) Elections...............................................       85
   Section 6.4   Tax Cooperation............................................................       86
   Section 6.5   Use of Name................................................................       86
   Section 6.6   Remittance of Funds........................................................       87
   Section 6.7   Mail Received After the Closing............................................       87
   Section 6.8   Further Assurances.........................................................       87

                                    ARTICLE 7

                         CONDITIONS PRECEDENT TO CLOSING

   Section 7.1   General Conditions.........................................................       88
   Section 7.2   Conditions Precedent to Buyer's Obligations................................       88
   Section 7.3   Conditions Precedent to Seller Parties' Obligations........................       90

                                    ARTICLE 8

                         TERMINATION; TERMINATION AMOUNT

   Section 8.1   Termination by Mutual Consent..............................................       90
   Section 8.2   Termination by Either Buyer or Seller Parties..............................       90
   Section 8.3   Termination by Buyer.......................................................       91
   Section 8.4   Termination by Seller Parties..............................................       93
   Section 8.5   Effect of Termination......................................................       93
   Section 8.6   Expenses; Termination Amount...............................................       94

                                    ARTICLE 9

                            MISCELLANEOUS PROVISIONS

   Section 9.1   Non-Survival of Representations, Warranties and Certain Covenants..........       96
   Section 9.2   Guarantee by Parent........................................................       96
   Section 9.3   Notices....................................................................       96
   Section 9.4   Bulk Sales Laws............................................................       97
   Section 9.5   Amendment of Agreement.....................................................       97
   Section 9.6   Entire Agreement...........................................................       97
   Section 9.7   Assignment.................................................................       97
   Section 9.8   Parties in Interest; No Third Party Beneficiaries..........................       98
   Section 9.9   Severability...............................................................       98
   Section 9.10  Governing Law; Consent to Jurisdiction.....................................       98
   Section 9.11  Waiver of Jury Trial.......................................................       98
   Section 9.12  Execution in Counterparts..................................................       98
   Section 9.13  Public Announcement........................................................       98
   Section 9.14  No Strict Construction.....................................................       99
   Section 9.15  Disclaimer of Warranties...................................................       99
   Section 9.16  Effect of Investigation....................................................       99

                                    Schedules

Schedule 1.1(a)         Seller Parties
Schedule 1.1(b)         Acquired Companies
Schedule 1.1(c)         Five Months Forecast
Schedule 1.1(d)         Assumed Benefit Plans
Schedule 1.1(e)         Initial 13-Week Cash Flow Projections
Schedule 1.1(f)         Minority Investees
Schedule 1.1(g)         Operating Metric Forecast
Schedule 1.2(e)         Officers of Seller Parties for Determination of Knowledge of Seller Parties
Schedule 2.4(a)         Excluded Contracts
Schedule 2.4(j)         Retained Insurance and Reinsurance Contracts
Schedule 2.5(a)(iii)    Assumed Benefit Plans Contracts
Schedule 2.11(i)        Support Services to be made Available to Retained Business
Schedule 2.11(ii)       Retained Business Franchise Term Sheet
Schedule 5.1(k)         Qualified Retention Plan
Schedule 6.1(f)         Post-Closing Benefits Matters
Schedule 8.2(j)         Form of Ford MV Lease

                                    Exhibits

Exhibit A         Form of Assignment and Bill of Sale
Exhibit B         Form of Assignment and Assumption Agreement
Exhibit C         Form of Lease Assignment
Exhibit D         Form of Trademark Assignment
Exhibit E         Overbid Procedures Order
Exhibit F         Bidding Procedures

                             Index of Defined Terms

Term                                                                         Section
----                                                                         -------

13-Week Cash Flow Projections .........................................             1.1
96-60 Election ........................................................         5.15(a)
363 Order .............................................................             1.1
365 Order .............................................................             1.1
A.I. Credit Corporation Premium Finance Arrangement ...................             1.1
Accounting Firm .......................................................             1.1
Acquired Assets .......................................................             2.3
Acquired Business .....................................................        Preamble
Acquired Companies ....................................................             1.1
Acquired Company Employees ............................................         3.18(a)
Acquired Insurance Contracts ..........................................          2.3(n)
Action ................................................................         3.13(a)
Actuarial Valuation Report ............................................         3.18(d)
Additional DIP Asset-Backed Fleet Financing ...........................             1.1
Adjusted EBITDAR ......................................................             1.1
Affected Employees ....................................................          6.1(a)
Affiliate .............................................................             1.1
Agreement .............................................................        Preamble
Airport Concessions ...................................................         3.17(a)
Alternative Procedure .................................................         5.15(a)
Alternative Transaction ...............................................             1.1
Amended and Restated Credit Facility ..................................             1.1
Ancillary Agreements ..................................................             1.1
Applicable Waiting Period .............................................          8.2(a)
Assignment and Bill of Sale ...........................................             1.1
Assumed Amended Benefit Plans .........................................          7.2(g)
Assumed Benefit Plans Contracts .......................................     2.5(a)(iii)
Assumed Contracts .....................................................             1.1
Assumed Indebtedness ..................................................             1.1
Assumed Leases ........................................................             1.1
Assumed Liabilities ...................................................          2.5(a)
Assumption Agreement ..................................................             1.1
Australian Financial Statements .......................................          3.6(c)
Australian Seller Entities ............................................          3.6(c)
Automotive Fleet Utilization Ratio ....................................             1.1
Automotive Rental Days ................................................             1.1
Automotive Rental Fleet ...............................................             1.1
Automotive Rental Revenue .............................................             1.1
Automotive Rental Revenue to Automotive Rental Days Ratio .............             1.1
Bankruptcy Code .......................................................        Preamble
Bankruptcy Court ......................................................        Preamble

Benefit Plan ..........................................................             1.1
Bidding Procedures ....................................................          5.5(a)
BRACI Administrative Services Agreement ...............................             1.1
BRACI License Agreement ...............................................             1.1
Budget Australia ......................................................          3.6(c)
Budget Pension Plan ...................................................         3.18(d)
Bulk Sales Laws .......................................................             1.1
Business Acquisition Agreements .......................................             1.1
Business Contract .....................................................         3.15(o)
Business Day ..........................................................             1.1
Business Records ......................................................             1.1
Buyer .................................................................        Preamble
Buyer Closing Deadline ................................................          8.2(a)
Buyer Plans ...........................................................          6.1(b)
Camfox ................................................................          3.6(c)
Canadian Seller Entities ..............................................          3.6(d)
Cash Purchase Price ...................................................             1.1
Chapter 11 Cases ......................................................        Preamble
Closing ...............................................................             2.7
Closing Date ..........................................................             2.7
Closing Deadlines .....................................................          8.2(a)
Code ..................................................................             1.1
Commercial Umbrella Premium Finance Arrangement .......................             1.1
Competition Laws ......................................................             1.1
Concessionaire ........................................................         3.17(a)
Confidentiality Agreement .............................................             1.1
Contract ..............................................................             1.1
control ...............................................................             1.1
Cure Costs ............................................................            2.10
Dealer ................................................................             1.1
Demand Notes ..........................................................             1.1
Derivative Agreement ..................................................             1.1
DIP Asset-Backed Fleet Financing ......................................             1.1
DIP Financing .........................................................             1.1
DIP L/C Rollover ......................................................             1.1
Documents .............................................................             1.1
Domestic Seller Entity ................................................    5.1(aa)(iii)
Election ..............................................................          6.3(a)
Elections .............................................................          6.3(a)
Encumbrance ...........................................................             1.1
Environmental Claim ...................................................             1.1
Environmental Law .....................................................             1.1
Equity Security .......................................................             1.1
ERISA .................................................................             1.1
ERISA Affiliate .......................................................             1.1
Exchange Act ..........................................................             1.1

Excluded Assets .......................................................             2.4
Excluded Companies ....................................................             1.1
Excluded Liabilities ..................................................             2.6
Existing Trucks .......................................................          3.7(a)
Fair Market Value .....................................................             1.1
Final Order ...........................................................             1.1
Final Order Deadline ..................................................          8.3(f)
FIRPTA Certificate ....................................................          2.8(e)
Five Months Forecast ..................................................             1.1
Fixtures ..............................................................             1.1
Ford Agreements .......................................................             1.1
Ford Line of Credit ...................................................             1.1
Ford MV Lease .........................................................            1.1
Foreign Benefit Plan ..................................................             1.1
Franchisee ............................................................             1.1
Full-Time Equivalents .................................................             1.1
GAAP ..................................................................             1.1
Governmental Body .....................................................             1.1
Governmental Consents .................................................          3.4(e)
Hyperion ..............................................................          5.2(c)
Initial 13-Week Cash Flow Projections .................................             1.1
Insurance Laws ........................................................         3.24(a)
Insurance Permit ......................................................         3.24(b)
Intellectual Property .................................................         3.22(a)
International Seller Entity ...........................................     5.1(aa)(iv)
Investment ............................................................             1.1
IRS ...................................................................             1.1
June 30 Balance Sheet .................................................          3.6(b)
June 30 Financial Statements ..........................................          3.6(b)
June 30 Income Statement ..............................................          3.6(b)
knowledge of Seller Parties ...........................................          1.2(e)
Law ...................................................................             1.1
Lease .................................................................             1.1
Lease Assignment ......................................................             1.1
Leased Premises .......................................................             1.1
Liabilities ...........................................................             1.1
License Agreements ....................................................         3.22(c)
March 31 Financial Statements .........................................          3.6(b)
Marks and Logos .......................................................             6.5
Material Adverse Effect ...............................................             1.1
Materials of Environmental Concern ....................................             1.1
Minority Investees ....................................................             1.1
Multiemployer Plans ...................................................          6.1(g)
New Zealand Financial Statements ......................................          3.6(e)
New Zealand Seller Entities ...........................................          3.6(e)
Nissan Facility .......................................................             1.1

Offering Circulars ....................................................         3.27(a)
Operating Metric Forecast .............................................             1.1
Operations Pty. .......................................................          3.6(c)
Overbid Procedures Order ..............................................          5.5(a)
Owned Real Property ...................................................             1.1
Owned Vehicles ........................................................             1.1
Parent ................................................................        Preamble
Pension Plan ..........................................................             1.1
Permits ...............................................................             1.1
Permitted Encumbrances ................................................             1.1
Permitted Property Encumbrances .......................................             1.1
Person ................................................................             1.1
Personal Information ..................................................         3.22(e)
Petitions .............................................................        Preamble
Premises ..............................................................             1.1
Proprietary Software ..................................................         3.22(b)
Prudent Industry Practices ............................................             1.1
Qualified Fees ........................................................      2.5(a)(vi)
Qualified Retention Plan ..............................................          5.1(k)
Real Estate Deed ......................................................             1.1
Regulatory Challenge ..................................................          5.3(c)
Reimbursement Agreements ..............................................             1.1
Related Party Agreement ...............................................             1.1
Rental Transaction ....................................................             1.1
Rental Transactions to Full-Time Equivalents Ratio ....................             1.1
Rental Vehicle ........................................................             1.1
Representation Failure ................................................          7.2(a)
Representatives .......................................................          5.2(a)
Repurchase Program ....................................................             1.1
Retained Business .....................................................             1.1
Rev Proc 96-60 ........................................................         5.15(a)
RSI ...................................................................          2.3(q)
Ryder License Agreement ...............................................          2.3(q)
SEC ...................................................................             1.1
Section 338(h)(10) Allocation Statement ...............................          6.3(b)
Seller ................................................................        Preamble
Seller Closing Deadline ...............................................          8.2(a)
Seller Entities .......................................................             1.1
Seller Entities Employees .............................................         3.18(a)
Seller Evaluation Material ............................................             1.1
Seller Financial Statements ...........................................          3.6(a)
Seller Parties ........................................................        Preamble
Seller Parties Disclosure Schedule ....................................       Article 3
Seller Parties Employees ..............................................         3.18(a)
Seller SEC Documents ..................................................          3.6(a)
Sixt ..................................................................          2.4(f)

Software ..............................................................         3.22(a)
Subsidiaries ..........................................................             1.1
Support Vehicles ......................................................             1.1
Tax ...................................................................             1.1
Tax Package ...........................................................             6.4
Tax Return ............................................................             1.1
Telephone Numbers .....................................................             1.1
Termination Amount ....................................................          8.6(b)
Testing Period ........................................................          8.3(i)
TFFC ..................................................................             1.1
TFFC MV Leases ........................................................             1.1
Third Party ...........................................................             1.1
Third Party Consents ..................................................          3.4(d)
Title IV Plan .........................................................         3.18(e)
Trade Secrets .........................................................         3.22(a)
Trademark Assignments .................................................             1.1
Trademarks ............................................................         3.22(a)
Transfer Taxes ........................................................         5.10(b)
Transfer Tax Returns ..................................................         5.10(b)
Treasury Regulations ..................................................             1.1
Truck Rental Fleet ....................................................             1.1
Undisclosed Joint Liability ...........................................             1.1
UPAC Premium Finance Arrangement ......................................             1.1
U.S. Benefit Plan .....................................................             1.1
Vehicle Manufacturer ..................................................             1.1
WARN Act ..............................................................             1.1
Welfare Plan ..........................................................             1.1

            ASSET AND STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of August 22, 2002, by and among Budget Group, Inc., a Delaware corporation ("Seller"), the Subsidiaries of Seller listed on Schedule 1.1(a) (collectively with Seller, the "Seller Parties"), Cendant Corporation, a Delaware corporation ("Parent") and Cherokee Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Buyer").

                              W I T N E S S E T H:

            WHEREAS, Seller and its Subsidiaries conduct automotive rental businesses and operations throughout the United States, Canada, the Caribbean region, Latin America and the Asia-Pacific region, directly or through various Franchisees, Dealers, licensees and sub-licensees under the brand names Budget and Ryder, including the rental of automobiles, trucks and other vehicles in the daily rental market (excluding any business conducted in Europe, the Middle East and Africa, collectively, the "Acquired Business");

            WHEREAS, on July 29, 2002, all of Seller Parties filed voluntary petitions (the "Petitions") for relief commencing cases (the "Chapter 11 Cases") under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. sections 101 et seq. (as amended, the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"); and

            WHEREAS, Buyer desires to purchase and assume from Seller Parties, and Seller Parties desire to sell, convey, assign and transfer to Buyer, the assets and properties of Seller Parties relating to the Acquired Business specified herein, together with certain specified obligations and liabilities relating thereto, all in the manner and subject to the terms and conditions set forth herein and in the Ancillary Agreements and in accordance with sections 105, 363 and 365 of the Bankruptcy Code.

            NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      Section 1.1 Defined Terms. For the purposes of this Agreement, the following terms shall have the following meanings:

            "13-Week Cash Flow Projections" means, with respect to the relevant 13-week period, a projected statement of cash flow for the operations of Seller Entities for such period in respect of the Acquired Business, detailing the sources and uses of such cash flow, in form and scope consistent with the Initial 13-Week Cash Flow Projections.

            "363 Order" means an order of the Bankruptcy Court, in substance and form satisfactory to Buyer under this Agreement pursuant to sections 105 and 363 of the Bankruptcy Code and not inconsistent with the terms of this Agreement, unless otherwise agreed among Buyer and Seller Parties. Subject, in the case of clauses (a)(ii)(A) and (b) below to changes that are reasonably acceptable to Buyer, the 363 Order shall provide, among other things: (a) that the transfer of the Acquired Assets by Seller Parties to Buyer and the assumption of the Assumed

Liabilities by Buyer from Seller Parties: (i) is or will be a legal, valid and effective transfer of the Acquired Assets; (ii) vests or will vest Buyer with good title to the Acquired Assets free and clear of all Liabilities and Encumbrances (including Liabilities and Encumbrances (A) that purport to give to any Person a right or option to retain any rights in or to Seller Parties' Trademarks or Marks and Logos or other Intellectual Property, (B) that purport to give to any Person a right or option to effect any forfeiture, modification, right of first refusal, repurchase or termination of Seller Parties' or Buyer's interest in the Acquired Assets or any similar rights or (C) in respect of Taxes), except those expressly assumed or permitted by Buyer hereunder; and
(iii) constitutes reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia; (b) that all Persons, including, but not limited to, all debt security holders, equity security holders, governmental, tax and regulatory authorities, lenders, parties to or beneficiaries under any Benefit Plan, trade and other creditors, asserting or having Liabilities or Encumbrances of any kind or nature whatsoever against any of Seller Parties or the Acquired Assets (whether legal or equitable, secured or unsecured, matured or unmatured, contingent or non-contingent, senior or subordinated), arising under or out of, in connection with, or in any way relating to, Seller Parties, the Acquired Assets, the operation of Seller Parties' businesses prior to the Closing Date, or the transfer of the Acquired Assets to Buyer, other than the Assumed Liabilities and Permitted Encumbrances, shall be forever barred, estopped and permanently enjoined from asserting, prosecuting or otherwise pursuing against Buyer, Parent, their Affiliates, any of the Acquired Companies or their Subsidiaries, or any of their respective assets, property, successors or assigns, or the Acquired Assets, Seller Parties' Liabilities (other than Assumed Liabilities) to such Persons or such Person's Encumbrances (other than Permitted Encumbrances) against Seller Parties or their respective property; (c) that the Bankruptcy Court retains jurisdiction to enforce the provisions of this Agreement in all respects, including retaining jurisdiction to protect Buyer and its Affiliates against any of the Excluded Liabilities; (d) that the provisions of the 363 Order are nonseverable and mutually dependent; (e) that the transactions contemplated by this Agreement are undertaken by Buyer in good faith, as that term is used in section 363(m) of the Bankruptcy Code; and (f)(i) a declaration that no Acquired Company nor any of their respective assets or properties are directly or indirectly liable for or subject to any Undisclosed Joint Liability or Liability relating to Taxes that has been or may be asserted against any Seller Party, their estates, or any Affiliate of Seller Parties (other than the Acquired Companies) or of the Acquired Companies to the extent that any such Liability is based in whole or in part upon the fact that any such Acquired Company was at any time an Affiliate of Seller Parties or a member of the same affiliated group (within the meaning of section 1504 of the Code) or state combined, unitary or similar group of Seller Parties or any of their Affiliates (other than the Acquired Companies), and enjoin any and all holders of any such Liability from asserting, prosecuting or otherwise pursuing any such Liability against any Acquired Company or any of their respective assets or properties; and (ii) provided, however, that if the Bankruptcy Court will refuse to approve a 363 Order containing the declaration specified above in clause (f)(i) above the 363 Order shall provide that Seller Parties shall jointly and severally indemnify Buyer, Parent and their successors and assigns, affiliates, employees, directors, agents and representatives from and against and shall reimburse the same for and in respect of any and all Liability relating to Taxes referred to in clause (f)(i) above, including, without limitation, all penalties, interest, costs and expenses (including attorney fees) incurred for, in connection with or in respect of such Taxes. The 363 Order and the 365 Order may be consolidated in a single order of the Bankruptcy Court.

            "365 Order" means an order or orders of the Bankruptcy Court in substance and form satisfactory to Buyer, approving the assumption by Seller Parties, and assignment by Seller Parties to Buyer, of all Assumed Contracts and Assumed Leases pursuant to sections 105 and 365 of the Bankruptcy Code and not inconsistent with the terms of this Agreement, unless otherwise agreed among Buyer and Seller Parties. The 365 Order shall provide: (a) that all defaults of Seller Parties under the Assumed Contracts and Assumed Leases arising or accruing prior to the date of the 365 Order (without giving effect to any acceleration clauses or any default provisions in such contracts of a kind specified in section 365(b)(2) of the Bankruptcy Code) have been cured or will be promptly cured by Seller Parties and that Buyer shall have no liability or obligation with respect to any default or obligation arising or accruing prior to Closing; provided, however, that to the extent such Assumed Contracts or Assumed Leases are in default as a result of any failure to post, procure, or maintain in an adequate amount performance or surety bonds or any other form of financial assurance, including letters of credit and cash deposits, Buyer shall post, procure, and maintain such performance or surety bonds and (b) that the Assumed Contracts and Assumed Leases will be assumed and assigned to, and remain in full force and effect for the benefit of, Buyer, notwithstanding any provision in such Assumed Contracts or Assumed Leases or in applicable Law (including those of a type described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits, restricts, or conditions in any way such assignment or transfer including, change of control, payment or Liabilities triggered by the sale of the Acquired Assets or any portion thereof, use and going dark restrictions. The 365 Order and the 363 Order may be consolidated in a single order of the Bankruptcy Court.

            "A.I. Credit Corporation Premium Finance Arrangement" means the Premium Finance Agreement, dated June 20, 2002, between Seller Parties and A.I. Credit Corporation.

            "Accounting Firm" means an independent accounting firm reasonably acceptable to Buyer and Seller Parties. If Buyer and Seller Parties cannot mutually agree on the identity of the Accounting Firm, the Accounting Firm shall be selected by lot from accounting firms of recognized national and international standing, other than Ernst & Young LLP or any Affiliate thereof or the auditor of Parent, Buyer, Seller Parties or any of their Affiliates (it being understood that if there are no accounting firms among the New York offices of one of the "Big Four" accounting firms that are so eligible, the accounting firms of BDO Seidman, LLP and Grant Thornton, if not auditors of Parent, Buyer, Seller or any of their Affiliates, shall be included among the firms to be selected by lot). Any expenses relating to the engagement of the Accounting Firm shall be shared equally by Buyer, on the one hand, and Seller Parties, on the other. The Accounting Firm shall be instructed to use every reasonable effort to perform its services as promptly as practicable after such submission.

            "Acquired Companies" means each of the Persons specified on Schedule 1.1(b).

            "Additional DIP Asset-Backed Fleet Financing" means asset-backed fleet financing in an aggregate principal amount not exceeding $750,000,000, made available to TFFC by one or more financial institutions or other entities on similar terms and conditions as those contained in the DIP Asset-Backed Fleet Financing, other than (i) the rate of interest payable thereon and the amount of monthly rent payments required to be made in connection therewith and (ii) the credit enhancement required thereunder, which shall be in the form of overcollateralization, cash or stand-by letters of credit advanced or issued under the DIP Financing or the DIP L/C Rollover.

            "Adjusted EBITDAR" means the consolidated net income of the Seller and its Subsidiaries (excluding any Subsidiaries or earnings from operations outside the United States (including Puerto Rico) and Canada) before (i) interest expense (other than interest expense under vehicle fleet financing programs), (ii) interest income (other than interest income on restricted cash),
(iii) taxes, (iv) depreciation (other than depreciation of vehicles), amortization, non recurring items and other non-cash items (including any writedowns in the value of assets under Statement of Financial Accounting Standards 142), (v) any reversal of reserves to income (except to the extent any such reserve was established and reversed during the same period) in excess of $250,000 individually or $500,000 in the aggregate in any calendar month, other than (A) any reversal of self insurance reserves for public liability, public damage, workers compensation and medical insurance arising from actuarial reviews, (B) any reversal of (i) the reserve for uncollectible subrogation receivables not exceeding $2.0 million in each of September 2002 and December 2002 and (ii) a reserve for general and administrative expenses in an amount not exceeding $1.5 million in December 2002 (the items referred to in clauses (i) and (ii) above are reflected in the Five Months Forecast) and (C) reversal of vehicle reserves, (vi) all extraordinary gains or losses, (vii) any gain or loss in respect of any sale of assets (other than sales of vehicles) or (viii) restructuring expenses (including any legal, accounting, investment banking, advisory, brokerage, administrative, issuance, up-front, placement, structuring, commitment, underwriting, financing, "due diligence", rating agencies or similar fees, commissions, disbursements and expenses (whether or not referred to as fees, commissions, disbursements or expenses), breakage cost, increased interest rate, prepayment penalties or fees or similar costs incurred or agreed to be paid or reimbursed in connection with the transactions contemplated by this Agreement or the Chapter 11 Cases or any financings or relating to any severance, retention or other compensation expenses relating to the transactions contemplated by this Agreement or the Chapter 11 Cases), determined in accordance with GAAP.

            "Affiliate" of any Person means any Person that controls, is controlled by, or is under common control with such Person. As used herein, the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, and individually or together with any other Person, of the power to direct or to cause the direction of the management and policies of a Person, whether through ownership of voting securities or other interests, by contract or otherwise.

            "Alternative Transaction" means (i) the sale, lease or other disposition (other than in connection with a liquidation of any of Seller Parties pursuant to Chapter 7 of the Bankruptcy Code or pursuant to Chapter 11 of the Bankruptcy Code, provided that none of the assets or properties of any of Seller Parties sold or disposed of in such liquidation is acquired to be used as a going concern or as part of a going concern) of (x) all or substantially all of the Acquired Business or (y) all or substantially all of the assets or properties of the Acquired Business, (ii) the sale of an equity interest in any of Seller Parties, (iii) any business combination of any of Seller Parties (including, without limitation, a merger or consolidation and/or sale, lease or other disposition of all or substantially all of its assets and properties and/or Subsidiaries thereof) with one or more Persons other than Buyer or one or more of its Affiliates or (iv) the restructuring, recapitalization, reorganization (whether on a stand-alone basis, or otherwise) or liquidation (other than pursuant to Chapter 7 of the Bankruptcy Code or pursuant to Chapter 11 of the Bankruptcy Code, provided that none of the assets or properties of any of Seller Parties sold or disposed of in such liquidation is acquired to be used as a going concern or as part of a going concern) of any of Seller Parties involving any of the Acquired Assets or any of them; provided, however, that any transaction contemplated by clauses (ii) or
(iii) shall not constitute an Alternative Transaction for purposes of this Agreement unless it results, directly or indirectly, and individually or together with any other transactions (whether related or not), in the transfer of ownership or control of all or substantially all of the Acquired Business or of all or substantially all of the assets or properties of the Acquired Business.

            "Amended and Restated Credit Facility" means the $422,000,000 Amended and Restated Credit Agreement, dated as of June 19, 1998, among Seller, as borrower, the lenders party thereto, Credit Suisse First Boston, as co-syndication agent and administrative agent and NationsBanc Montgomery Securities LLC, as co-syndication agent and documentation agent, as amended by
(i) the First Amendment to Amended and Restated Credit Agreement, dated as of September 11, 1998, (ii) the Second Amendment to Amended and Restated Credit Agreement, dated as of March 18, 1999, (iii) the Third Amendment to Amended and Restated Credit Agreement, dated as of December 22, 1999, (iv) the Fourth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of September 30, 2000, (v) the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, (vi) the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 9, 2001, (vii) the Seventh Amendment and Consent to Amended and Restated Credit Agreement, dated as of June 19, 2001, (viii) the Eighth Amendment and Consent to Amended and Restated Credit Agreement, dated as of July 31, 2001, (ix) the Ninth Amendment, Waiver and Consent to Amended and Restated Credit Agreement, dated as of December 20, 2001,
(x) the Tenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement, dated as of February 7, 2002, (xi) the Eleventh Amendment, Waiver and Consent to Amended and Restated Credit Agreement, dated as of March 7, 2002,
(xii) the Twelfth Amendment, Waiver and Consent to the Amended and Restated Credit Agreement, dated as of April 8, 2002, (xiii) the Thirteenth Amendment, Waiver and Consent to the Amended and Restated Credit Agreement, dated as of May 31, 2002, (xiv) the Fourteenth Amendment, Waiver and Consent to the Amended and Restated Credit Agreement, dated as of June 28, 2002 and (xv) the Fifteenth Amendment, Waiver and Consent to the Amended and Restated Credit Agreement, dated as of July 15, 2002.

            "Ancillary Agreements" means the Assignments and Bills of Sale, Assumption Agreements, Lease Assignments and the Trademark Assignments.

            "Assignment and Bill of Sale" means each Assignment and Bill of Sale in substantially the form set forth as Exhibit A.

            "Assumed Benefit Plans" means the Benefit Plans listed on
Schedule 1.1(d).

            "Assumed Contracts" means the Contracts specified in Section 2.3(a) through Section 2.3(r).

            "Assumed Indebtedness" means, without duplication, the following indebtedness of Seller Parties: (i) indebtedness under the Demand Notes (including interest accrued thereon); (ii) indebtedness under the Nissan Facility in an aggregate principal amount not exceeding $72,000,000, plus ordinary interest (but not interest in excess of ordinary interest resulting from the occurrence of a default or event of default thereunder) accrued and unpaid thereon from (but excluding) the monthly payment date thereunder immediately preceding the Closing Date; (iii) indebtedness under the DIP Financing (including the related Reimbursement Agreements) in an aggregate principal amount not exceeding $100,000,000, plus ordinary interest (but not interest in excess of ordinary interest resulting from the occurrence of a default or event of default thereunder) from (but excluding) the Interest Payment Date (as defined in the DIP Financing) immediately preceding the Closing Date, and the Letter of Credit Fee (as defined in Annex B to the DIP Financing) accrued and unpaid for the calendar month in which the Closing occurs; (iv) indebtedness under the Amended and Restated Credit Facility and the DIP L/C Rollover (including the related Reimbursement Agreements) in an aggregate principal amount not exceeding $422,000,000, plus (A) ordinary interest (but not interest in excess of ordinary interest resulting from the occurrence of a default or event of default thereunder) accrued and unpaid thereon from (but excluding) (1) the Quarterly Payment Date (as defined in the Amended and Restated Credit Agreement) immediately preceding the Closing Date (in the case of the Amended and Restated Credit Facility) and (2) the Payment Date (as defined in the case of the DIP L/C Rollover) immediately preceding the Closing Date (in the case of the DIP L/C Rollover) and (B) amounts payable pursuant to
Section 3.3.4 of the Amended and Restated Credit Facility and Section 3.1.4 of the DIP L/C Rollover in respect of the period for which such amounts and payable commencing on the Quarterly Payment Date (in the case of the Amended and Restated Credit Facility) or the Payment Date (in the case of the DIP L/C Rollover) immediately preceding the Closing Date; (v) indebtedness under the A.I. Credit Corporation Premium Finance Arrangement in an aggregate amount not exceeding $2,311,356.88; (vi) indebtedness under the UPAC Premium Finance Arrangement in an aggregate amount not exceeding $202,174.71; and (vii) indebtedness under the Commercial Umbrella Premium Finance Arrangement in an aggregate amount not exceeding $5,230,113.

            "Assumed Leases" means the Leases specified in Section 2.3(s).

            "Assumption Agreement" means each Assumption Agreement in substantially the form set forth as Exhibit B.

            "Automotive Fleet Utilization Ratio" means, for each calendar month, the ratio of (i) Automotive Rental Days for such month to (ii) the product of
(x) the average Automotive Rental Fleet and (y) the actual number of days in such month, determined in a manner consistent with the Operating Metric Forecast.

            "Automotive Rental Days" means, for a calendar month with respect to the vehicles in the Automotive Rental Fleet, the aggregate number of days that such vehicles have been subject to Rental Transactions that was closed in such calendar month (whether such days occurred in such month or a prior period), determined in a manner consistent with the Operating Metric Forecast.

            "Automotive Rental Fleet" means, as of any day of determination, the aggregate number of Rental Vehicles (including Owned Vehicles other than Existing Trucks or Support Vehicles), used, held for use or for retail sale (other than retail sales in Hawaii and the Seattle area) by Seller Parties in connection with the Acquired Business in the United States (including Puerto
Rico).

            "Automotive Rental Revenue" means, for each calendar month and with respect to the vehicles in the Automotive Rental Fleet, the rental revenue derived from Rental Transactions (including time and mileage charges and loss damage-waiver insurance fees or charges) relating to such vehicles which were closed in such calendar month (whether such revenue was earned with respect to days in such month or a prior period), determined in a manner consistent with the Operating Metric Forecast.

            "Automotive Rental Revenue to Automotive Rental Days Ratio" means, for each calendar month, the ratio of (i) Automotive Rental Revenue for such month to (ii) Automotive Rental Days for such month, determined in a manner consistent with the Operating Metric Forecast.

            "Benefit Plan" means each Pension Plan, Welfare Plan, employment, consulting, bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock option, stock purchase, phantom stock, performance, retirement, thrift, savings, stock bonus, excess benefit, supplemental unemployment, paid time off, perquisite, fringe benefit, vacation, sick leave, severance, termination, disability, death benefit, hospitalization, medical, dental, life insurance, welfare benefit or other plan, program, agreement or arrangement (whether written or unwritten), in each case maintained, entered into or contributed to, or required to be maintained or contributed to, by Seller or by any ERISA Affiliate or by any of their respective Subsidiaries for the benefit of any present or former employee of any Seller Entity in connection with the Acquired Business.

            "BRACI Administrative Services Agreement" means the Administrative Services Agreement, dated as of January 1, 1970, between Budget Rent a Car Corporation of America and Budget Rent a Car International, Inc.

            "BRACI License Agreement" means the License Agreement, dated June 8, 1965, between Budget Rent a Car Corporation of America and Budget Rent-A-Car International, Inc.

            "Bulk Sales Laws" means all "bulk-transfer" Laws of any and all jurisdictions (whether in United States or foreign).

            "Business Acquisition Agreements" means any agreements, arrangements or understandings pursuant to which any of the Acquired Business was acquired by Seller or any of its Subsidiaries.

            "Business Day" means a day, other than a Saturday or Sunday, on which banks are open for business in New York City, New York.

            "Business Records" means all books, records, ledgers and files or other similar information used or held for use in the operation or conduct of the Acquired Business by any

Seller Entity, including price lists, customer lists, vendor lists, mailing lists, warranty information, catalogs, sales promotion literature, advertising materials, brochures, records of operation, standard forms of documents, manuals of operations or business procedures, research materials, Tax Returns, contracts, instruments, filings, administrative and pricing manuals, records (including, without limitation, claim records, sales records, underwriting records, financial records, compliance records and tax records), personnel records, corporate minute books and other materials to the extent relating, directly or indirectly, to the Acquired Business by any Seller Entity, whether or not in the possession of Seller or any of its Subsidiaries or their respective representatives, stored in hardcopy form or on magnetic, optical or other media; provided, however, that Business Records shall not include any Tax Returns of any Seller Party other than Tax Returns relating to the Acquired Assets that are of a type that will not be required to be filed by Seller Parties with respect to such Acquired Assets for periods ending after the Closing Date.

            "Cash Purchase Price" means an amount equal to $107,500,000, less the amount of Qualified Fees in excess of $42,000,000 (or $45,000,000 in the circumstances contemplated by the proviso of Section 2.5(a)(vi)) paid by or on behalf of Seller Entities from June 30, 2002 until the Closing.

            "Code" means the United States Internal Revenue Code of 1986, as amended.

            "Commercial Umbrella Premium Finance Arrangement" means the Premium Finance Arrangement, dated June 28, 2002, between Seller Parties and Continental Casualty Company.

            "Competition Laws" means the Competition Act (Canada) and the Investment Canada Act of 1985 (Canada) and all Laws of jurisdictions other than the United States designed or intended to prohibit, restrict or regulate antitrust conducts or competition or Investments by foreign Persons.

            "Confidentiality Agreement" means the agreement between Seller and Parent, dated December 21, 2001.

            "Contract" means any arrangement, note, bond, commitment, franchise, guarantee, indemnity, indenture, instrument, lease, license or other agreement, understanding, instrument or obligation, whether written or oral, all amendments, supplements and modifications of or for any of the foregoing and all rights and interests arising thereunder or in connection therewith.

            "Dealer" means any dealer or agent counterparty of any Seller Entity to a dealer or agency Contract, pursuant to which such Person operates a truck rental business pursuant to a grant from such Seller Entity.

            "Demand Notes" means: (i) the Subordinated Notes, dated April 29, 1997, by Budget Rent A Car Corporation in favor of TFFC (Series 1997-2); (ii) the Demand Note, dated April 29, 1997, by Budget Rent A Car Corporation in favor of TFFC (Series 1997-2); (iii) the Demand Note, dated June 19, 1998, by Seller in favor of TFFC (Series 1998-3); (iv) the Demand Note, dated June 19, 1998, by Seller in favor of TFFC (Series 1998-4); (v) the Demand Note, dated June 25, 1999, by Seller in favor of TFFC (Series 1999-3); (vi) the Demand Note, dated June 25, 1999, by Seller in favor of TFFC (Series 1999-4); (vii) the Demand Note, dated April 18, 2001, by Seller in favor of TFFC (Series 2001-2);
(viii) the Amended and Restated Demand Note, dated July 12, 2002, by Seller in favor of TFFC (Series 2001-3); (ix) the Demand Note dated August 6, 2002 by Seller in favor of TFFC (Series 2002-1); and (x) the other demand notes issued by Seller in favor of TFFC in connection with the DIP Asset-Backed Fleet Financing and the Additional DIP Asset-Backed Fleet Financing, if any.

            "Derivative Agreement" means any (i) options, warrants, convertible securities, stock appreciation rights or similar securities with an exercise or conversion privilege at a price related to, or derived from the value of, any "equity security" (as defined in Rule 3a11-1 promulgated under the Securities Exchange Act of 1934, as amended) or any debt security and (ii) any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate floor agreement, interest rate exchange agreement, currency exchange agreement, forward contract, repurchase and reverse repurchase contract, or any other agreement or arrangement designed to protect against fluctuations in interest rates or currency values, including any arrangement whereby, directly or indirectly, the party thereto has the right to receive periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such party calculated by applying a fixed or floating rate of interest on the same notional amount or otherwise.

            "DIP Asset-Backed Fleet Financing" means the debtor-in-possession asset-backed fleet financing, in an aggregate principal amount of $750,000,000, to be extended to TFFC pursuant to (i) the Series 2002-1 Supplement, dated as of August 6, 2002, to the Amended and Restated Base Indenture, dated as of December 1, 1996, among TFFC, Seller and Deutsche Bank Trust Company Americas, as Trustee and (ii) the Series 2002-1 Note Purchase Agreement, dated as of August 6, 2002, among TFFC, Seller, as Servicer, DB Structured Products, Inc., as Series 2002-1 Note Purchaser and Deutsche Bank AG, New York Branch, as Agent.

            "DIP Financing" means the senior secured debtor-in-possession financing, extended pursuant to the Debtor-in-Possession Credit Agreement, dated as of August 7, 2002 among Seller, certain direct and indirect subsidiaries of Seller, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent.

            "DIP L/C Rollover" means a senior secured debtor-in-possession letter of credit facility extended pursuant to the Credit and Guaranty Agreement dated as of August 19, 2002, among Seller, certain Subsidiaries of Seller, certain financial institutions, as Lenders and Credit Suisse First Boston, as Administrative Agent.

            "Documents" means all agreements, statements, certificates and other documents at any time evidencing or otherwise relating to, pertaining, or executed in connection with, each Assumed Contract or Assumed Lease.

            "Encumbrance" means any lien (including Tax liens), charge, encumbrance, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement, covenant or other similar restriction or right affecting the Acquired Assets (including voting rights of the Equity Securities of the Acquired Companies) or the assets of the Acquired Companies.

            "Environmental Claim" means any Action, cause of action or notice (written or oral) by any Person alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (i) the presence, or release into the environment, of any Materials of Environmental Concern at any location, whether or not owned or operated by any Seller Entity or the Acquired Business or (ii) any circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

            "Environmental Law" means all federal, interstate, state, local and foreign laws and regulations relating to pollution or protection of human health, safety, or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

            "Equity Security" means, with respect to any Person, any and all shares, interests, participations, options, warrants, rights in, voting trust certificate, limited partnership interest or other equivalents (however designated, whether voting or non-voting) in the equity or capital of such Person, whether outstanding on the date hereof or issued hereafter.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "ERISA Affiliate" means any trade or business, whether or not incorporated, that together with any of Seller Parties would be deemed a "single employer" within the meaning of section 4001(b) of ERISA.

            "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

            "Excluded Companies" means any Subsidiary of Seller that is not a Seller Party or an Acquired Company.

            "Fair Market Value" means, with respect to any asset, property or service, the value that would be obtained in an arm's length transaction between an informed and willing seller, supplier or provider, as the case may be, under no compulsion to sell the relevant asset or property or provide the relevant service, and an informed purchaser under no compulsion to purchase such asset, property or service.

            "Final Order" means an order or judgment, the operation or effect of which has not been stayed, reversed, or amended and as to which order or judgment (or any revision, modification, or amendment thereof) the time to appeal or to seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

             "Five Months Forecast" means the statement of projected consolidated results of operations of Seller and its Subsidiaries with respect to the United States (including Puerto Rico) and Canada, for the period commencing on August 1, 2002 and ending on December 31, 2002, attached as
Schedule 1.1(c).

            "Fixtures" means all furniture, furnishings, computers and other tangible personal property owned or leased by Seller Entities and located on the Premises, including desks, tables, chairs, file cabinets and other storage devices.

            "Ford Agreements" means (a) the Supply Agreement, dated as of April 29, 1997, among Ford Motor Company, Team Rental Group, Inc., and Budget Rent a Car Corporation, (b) the Advertising Agreement, dated as of April 29, 1997, among Ford Motor Company, Budget Rent a Car Corporation and Budget Rent a Car Systems, Inc., each as amended by the Settlement Agreement and Release, dated as of December 22, 1999, among Ford Motor Company, Seller (formerly, Team Rental Group, Inc.) and Budget Rent a Car Corporation, (c) the 2003 Model Daily Rental Repurchase Program, dated as of June 14, 2002, (d) the letter, dated July 17, 2002, from Ford Motor Company to Budget Rent a Car Corporation as an agent and servicer for TFFC and (e) the arrangements with Ford Motor Company and Ford Motor Credit Company described in the order of the Bankruptcy Court, dated July 31, 2002.

            "Ford Line of Credit" means the "floor plan" variable line of credit extended from time to time by Ford Motor Company, as evidenced by (a) the Amended and Restated Vehicle Title Nominee Agreement, dated as of June 19, 1998, among Seller, certain of its Subsidiaries and TFFC, (b) the Vehicle Lien Nominee Agreement, dated as of March 5, 2001, among Ford Motor Credit Company, Bankers Trust Company and Budget Rent-A-Car Systems, Inc., as amended, (c) the Agreement and Acknowledgment of Seller, dated March 5, 2001, with Ford Motor Credit Company, (d) the Wholesale Financing Guaranty, dated as of May 15, 2001, made by Seller in favor of Ford Motor Credit Company, (e) the letter agreement, dated as of May 17, 2002, among Ford Motor Credit Company, Ford Motor Company, Seller, Budget Rent a Car Corporation, Budget Rent-A-Car Systems, Inc. and NYRAC Inc.,
(f) the letter agreement, dated as of May 21, 2002, among Ford Motor Credit Company, Ford Motor Company and TFFC, (g) the letter of acknowledgment, dated as of May 22, 2002, among Ford Motor Company, Ford Motor Credit Company and Credit Suisse First Boston and (h) the arrangements with Ford Motor Company and Ford Motor Credit Company described in the order of the Bankruptcy Court, dated July 31, 2002.

            "Ford MV Lease" means the motor vehicle lease agreement to be entered into by Seller Parties and BGI Leasing, Inc. with respect to vehicles provided by Ford Motor Company to Seller Parties and as to which Seller Parties, as of July 29, 2002, had received notice of the posting of the purchase thereof to the Ford Line of Credit but for which the relevant dealer has not paid the purchase price therefor.

            "Foreign Benefit Plan" means each Benefit Plan that is not subject to United States Laws, including, but not limited to government-mandated individual employment agreements with individuals earning in excess of $100,000 (or the equivalent thereof in any other currency) per year but excluding any other government-mandated benefit plans, programs and arrangements.

            "Franchisee" means any franchisee, licensee or sub-licensee counterparty of any Seller Entity to a franchise, license or sub-license Contract, pursuant to which such Person operates a vehicle rental or sales operation pursuant to a grant from such Seller Entity.

            "Full-Time Equivalents" means, for each calendar month, the aggregate number of hours as to which counter agents, service agents and rapid return personnel of the Seller Entities in the United States (including Puerto
Rico) were paid customary salary and other compensation (including vacation and sick time), divided by the hours that would be worked in such calendar month based on a normal 40-hour workweek throughout such calendar month, determined in a manner consistent with the Operating Metric Forecast.

            "GAAP" means the generally accepted accounting principles in the United States consistently applied during the periods involved.

            "Governmental Body" means any (i) legislative, executive, political, judicial or administrative unit of any governmental entity, or quasi-governmental agency (foreign, federal, state or local) or any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial authority thereof, (ii) any self-regulatory organization, agency or commission or (iii) any court or arbitral tribunal.

            "Initial 13-Week Cash Flow Projections" means the 13-Week Cash Flow Projections for the period ending November 1, 2002, attached as Schedule 1.1(e).

            "Investment" means, with respect to any Person, any direct or indirect advance, loan, account receivable, deposit or other extension of credit (including, without limitation, by means of any guarantee or similar arrangement) or any payment or capital or other contribution to (by means of transfers of property to others, payments for property or services for the account or use of others, or otherwise), or any purchase or ownership of any stocks, bonds, notes, debentures or other securities of any other Person or any forgiveness of indebtedness of such Person or any gift to such Person, and "Invest" and "Invested" shall have correlative meanings.

            "IRS" means the United States Internal Revenue Service.

            "Law" means any national, foreign, federal, state, provincial or local law, statute, ordinance, rule, regulation, code, order, judgment, injunction or decree of any jurisdiction (whether foreign or domestic).

            "Lease" means a lease for any of the Leased Premises.

            "Lease Assignment" means each assignment agreement with respect to a Lease in substantially the form set forth as Exhibit C.

            "Leased Premises" means all the real property that is leased by any Seller Entity from Third Parties and used or held for use by any Seller Entity or any of their respective Franchisees or Dealers primarily in the operation or conduct of the Acquired Business, including any concession, occupancy, use or similar rights of any Seller Entity, Franchisee or Dealer.

            "Liabilities" means any and all: (a) debts; (b) claims (including, "claims" as that term is defined in sections 101(5)(A) and 101(5)(B) of the Bankruptcy Code, except that a right to equitable remedy shall also be considered a claim whether or not the breach gives rise to a right to payment);
(c) judgments, demands, guarantees, interest, penalties, fines or other charges or assessments, whether assessed or assessable; (d) rights of setoff, offset or recoupment held, or any other claims, rights or defenses that may be asserted, by any Person; (e) any obligations to comply with any settlement agreements, voluntary assurances any other similar decrees, agreements and settlements entered with any Person; (f) any and all Environmental Claims; (g) any and all liabilities for Taxes; (h) any and all obligations of any Person to its employees, including obligations under any Benefit Plan; and (i) other liabilities, commitments and obligations, whether or not fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whether imposed by agreement, understanding, Law, equity or otherwise, including under sections 502(g), 502(h) and 502(i) of the Bankruptcy Code, whether or not required by GAAP to be reflected in financial statements or disclosed in the notes thereto.

            "Material Adverse Effect" means any change(s), event(s), development(s) or circumstance(s) which, individually or in the aggregate, could be reasonably expected (a) to have a materially adverse effect, either in the short term or long term, on the business, results of operations, assets, condition (financial or otherwise) or prospects of Seller Entities, taken as a whole, (b) to materially impair the ability of any Seller Party to perform its obligations under this Agreement or any Ancillary Agreement to which it is a party or (c) to have a materially adverse effect on or prevent or materially delay the consummation of any of the transactions contemplated hereby or by the Ancillary Agreements; provided, however, that for purposes of clause (a) above, any adverse effect resulting primarily and directly from the following shall be disregarded in determining whether there has been a Material Adverse Effect: (i) the filing of the Chapter 11 Cases; (ii) the announcement of the transactions contemplated hereby and by the Ancillary Agreements; (iii) changes in the United States economy generally which do not disproportionately affect the Acquired Business in any material respect; or (iv) changes in the vehicle rental industry generally which do not disproportionately affect Seller Entities in any material respect; provided further, however, in the case of each of the foregoing clauses
(iii) and (iv) above, that changes resulting from (A) the commencement or material worsening of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States or (B) any terrorist activities, shall not be so disregarded.

            "Materials of Environmental Concern" means chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, radioactive materials, asbestos, petroleum and petroleum products.

            "Minority Investees" means each of the Persons listed on Schedule 1.1(f).

            "Nissan Facility" means the Amended and Restated Nissan Motor Acceptance Corporation 2002 Vehicle Financing and Security Agreement, dated as of January 9, 2002, between Nissan Motor Acceptance Corporation and Budget Rent-A-Car Systems, Inc.

            "Operating Metric Forecast" means the Operating Metric Forecast attached as Schedule 1.1(g).

            "Owned Real Property" means the owned real property used in connection with the Acquired Business and specified in Section 3.16(b) of the Seller Parties Disclosure Schedule.

            "Owned Vehicles" means all Rental Vehicles subject to a TFFC MV Leases and Ford MV Leases which are deemed pursuant to state law to be a finance leases and all Support Vehicles owned by Seller Parties.

            "Pension Plan" means each "employee pension benefit plan" within the meaning of section 3(2) of ERISA.

            "Permits" means all permits, licenses, certificates, franchises and other authorizations, consents, registrations, waivers and approvals of any Governmental Body.

            "Permitted Encumbrances" means: (a) other than in respect of any Premises, any (i) Encumbrances imposed pursuant to the DIP Asset-Backed Fleet Financing and DIP Financing, (ii) Encumbrances imposed post-Petition pursuant to Bankruptcy Court order consented to by Buyer, (iii) Encumbrances existing on the date hereof pursuant to the Amended and Restated Credit Facility and the documents and instruments related thereto, (iv) Encumbrances pursuant to the Collateral Agreement, dated as of April 29, 1997, among Budget Funding Corporation, Credit Suisse First Boston, as Liquidity Agent, Credit Enhancer and Collateral Agent, Credit Suisse First Boston Corporation, as Dealer, and Deutsche Bank Trust Company Americas, as Depositary, (v) Encumbrances existing on the date hereof pursuant to the Amended and Restated Base Indenture, dated as of December 1, 1996, among TFFC, as Issuer, Budget Group, Inc. (formerly known as Team Rental Group, Inc.), as Servicer, Budget Group, Inc. (formerly known as Tem Rental Group, Inc.), as Budget Interestholder (formerly known as Team Interestholder), and a Deutsche Bank Trust Company Americas and the various Series Supplements thereto, (vi) Encumbrances pursuant to the Ford Line of Credit, (vii) Encumbrances existing on the date hereof pursuant to the Nissan Facility, (viii) Encumbrances on deposits made by one or more Seller Entities to secure obligations under insurance contracts or Airport Concessions or pursuant to the Surety Bond Collateral Agreement, dated as of February 14, 2002, between Gulf Insurance Company, Seller and certain other Persons, the Cash Collateral Pledge Agreement, dated as of February 14, 2002, between Seller and Gulf Insurance Company and the Security Agreement, dated October 1, 1997, between Seller, Continental Casualty Company, Transportation Insurance Company, Columbia Casualty Insurance Company and Transcontinental Technical Services, Inc., (ix) Encumbrances contained in any Assumed Contract or Assumed Lease; and (x) Encumbrances for current Taxes not yet due and payable; provided, that any such Encumbrance pursuant to this clause (x) does not, and would not reasonably be expected to, materially impair the continued use, operation or value of the asset to which it relates; and (b) in respect of any Premises, any Permitted Property Encumbrance.

            "Permitted Property Encumbrances" means each of the following: (i) statutory liens for current Taxes not yet due and payable; (ii) mechanics', carriers', workers', materialmen's, warehousemen's and similar Encumbrances against a Premises arising or incurred in the ordinary course of the business consistent with past practice for sums not due and payable or payments which are being contested in good faith by appropriate proceedings and which would not, and would not reasonably be expected to, individually or in the aggregate, materially detract from the use, operation or value of such Premises; (iii) with respect to any Leased

Premises, the Encumbrances contained in the corresponding Lease and any Encumbrance on the title of the fee owner; (iv) local, state and federal laws, ordinances or governmental regulations including but not limited to, building and zoning laws, ordinances and regulations now or hereafter in effect relating to the Premises; (v) zoning restrictions, easements, rights-of-way, encroachments and other similar restrictions on use that do not materially detract from the value of, or interfere with the ordinary conduct of the business conducted or proposed to be conducted at, the property affected by such Encumbrances; and (vi) Encumbrances disclosed in Section 3.16(a) of Seller Parties Disclosure Schedule.

            "Person" means any individual, corporation, partnership, limited liability company, firm, association, joint venture, joint stock company, trust, unincorporated organization or other entity or any Governmental Body.

            "Premises" means the Leased Premises and the Owned Real Property.

            "Prudent Industry Practices" means those practices, methods, equipment, specifications and standards of and performance, as the same may change from time to time, as are commonly used by companies engaged in the vehicle rental business of the type and size similar or comparable to the Acquired Business. Prudent Industry Practices are not intended to be limited to the optimum practice or method to the exclusion of all others, but rather to include reasonable and prudent practices and methods (other than the filing of the Petition).

            "Real Estate Deed" means each deed with respect to the Owned Real Property.

            "Reimbursement Agreements" means: (i) the Letter of Credit Reimbursement Agreement, dated as of April 29, 1997, among Budget Rent-A-Car Systems, Inc., those Subsidiaries, Affiliates and Non-Affiliates of Budget Group, Inc. identified on the signature pages thereto, Team Fleet Financing Corporation, Budget Rent a Car Corporation, as Guarantor, and Credit Suisse First Boston, as Credit Enhancer (Series 1997-1); (ii) the Letter of Credit Reimbursement Agreement, dated as of April 29, 1997, among Budget Funding Corporation, Budget Rent-A-Car Systems, Inc., those Subsidiaries, Affiliates and Non-Affiliates of Budget Group, Inc. identified on the signature pages thereto, Team Fleet Financing Corporation, Budget Rent a Car Corporation, as Guarantor, and Credit Suisse First Boston, as Credit Enhancer (Series 1997-2); (iii) the Enhancement Letter of Credit Application and Agreement, dated as of February 10, 2000, among Budget Rent-A-Car Systems, Inc., those Subsidiaries, Affiliates and Non-Affiliates of Budget Group, Inc. identified on the signature pages thereto, Team Fleet Financing Corporation, Budget Group, Inc., as Guarantor, and Credit Suisse First Boston, as Credit Enhancer (Series 1998-3); (iv) the Enhancement Letter of Credit Application and Agreement, dated as of February 10, 2000, among Budget Rent-A-Car Systems, Inc., those Subsidiaries, Affiliates and Non-Affiliates of Budget Group, Inc. identified on the signature pages thereto, Team Fleet Financing Corporation, Budget Group, Inc., as Guarantor, and Credit Suisse First Boston, as Credit Enhancer (Series 1998-4); (v) the Enhancement Letter of Credit Application and Agreement, dated as of February 10, 2000, among Budget Rent-A-Car Systems, Inc., those Subsidiaries, Affiliates and Non-Affiliates of Budget Group, Inc. identified on the signature pages thereto, Team Fleet Financing Corporation, Budget Group, Inc., as Guarantor, and Credit Suisse First Boston, as Credit Enhancer (Series 1999-3); (vi) the Enhancement Letter of Credit Application and Agreement, dated as of February 10, 2000, among Budget Rent-A-Car Systems,

Inc., those Subsidiaries, Affiliates and Non-Affiliates of Budget Group, Inc. identified on the signature pages thereto, Team Fleet Financing Corporation, Budget Group, Inc., as Guarantor, and Credit Suisse First Boston, as Credit Enhancer (Series 1999-4); (vii) the Enhancement Letter of Credit Application and Agreement, dated as of April 18, 2001, among Budget Rent-A-Car Systems, Inc., those Subsidiaries, Affiliates and Non-Affiliates of Budget Group, Inc. identified on the signature pages thereto, Team Fleet Financing Corporation, Budget Group, Inc., as Guarantor, and Credit Suisse First Boston, as Credit Enhancer (Series 2001-2); (viii) the Enhancement Letter of Credit Application and Agreement, dated as of November 29, 2001, among Budget Rent-A-Car Systems, Inc., those Subsidiaries, Affiliates and Non-Affiliates of Budget Group, Inc. identified on the signature pages thereto, Team Fleet Financing Corporation, Budget Group, Inc., as Guarantor, and Credit Suisse First Boston, as Credit Enhancer (Series 2001-3); and (ix) the reimbursement arrangements in respect of letters of credit, executed by Seller Parties in connection with the DIP Financing and the DIP L/C Rollover.

            "Related Party Agreement" means any Contract between any one or more of Seller Entities, on the one hand, and any one or more of their respective current or former directors, officers or other employees, any of their respective relatives or any Affiliate thereof (other than a Seller Entity), including, without limitation, the related party transactions disclosed in the Seller SEC Documents.

            "Rental Transaction" means a rental transaction relating to a vehicle in the Automotive Rental Fleet or the Truck Rental Fleet which is closed during such calendar month, determined in a manner consistent with the Operating Metric Forecast. For purposes of this Agreement, a "Rental Transaction" is deemed closed (i) except as set forth in clauses (ii) and (iii) below, at the time the vehicle is returned by the relevant customer to Seller Party that rented such vehicle to such customer, (ii) with respect to the rental of vehicles for a period exceeding thirty consecutive calendar days, on the last day of each thirty-day rental period and (iii) with respect to one-way vehicle rentals, the first day on which the relevant vehicle is rented.

            "Rental Transactions to Full-Time Equivalents Ratio" means with respect to a calendar month, the ratio of (i) the aggregate number of Rental Transactions in such calendar month to (ii) the Full-Time Equivalents for such calendar month.

            "Rental Vehicle" means any vehicle owned, leased or operated by any Seller Entity (including the Owned Vehicles) for purposes of renting such vehicle to customers of the Acquired Business.

            "Repurchase Program" means a program pursuant to which a Vehicle Manufacturer or an Affiliate thereof has agreed with any of Seller Entities to repurchase or guarantee the auction sale price of vehicles manufactured by such Vehicle Manufacturer or any of its Affiliates.

            "Retained Business" means the businesses of Seller and its Subsidiaries (other than the Acquired Business) and shall include the Excluded Assets and Excluded Liabilities.

            "SEC" means the United States Securities and Exchange Commission.

            "Seller Entities" means Seller Parties and the Acquired Companies.

            "Seller Evaluation Material" means all information, data, reports, interpretations, forecasts, contracts, agreements and records, whether in oral or written form, electronically stored or otherwise (including any such information furnished prior to the execution of this Agreement), concerning Seller Entities or their Subsidiaries furnished to Buyer, Parent or their Representatives by Seller Entities, their Subsidiaries or any of their Representatives, and all notes, reports, analyses, compilations, studies and other materials prepared by Buyer or Parent or any of their Representatives (in whatever form maintained, whether documentary, electronically stored or otherwise), containing or based upon, in whole or in part, any such information; provided, that the term "Seller Evaluation Material" shall not include information which (i) is or becomes available to the public other than as a result of a disclosure by Parent, Buyer or any of their Representatives, or anyone to whom Parent, Buyer or any of their Representatives, transmits any Seller Evaluation Materials, (ii) is or becomes known or available to any party on a non-confidential basis from a source (other than the other parties to this Agreement or any of their Representatives) who, insofar as is actually known by Buyer or Parent, is not prohibited from transmitting the information by a contractual, legal, fiduciary or other obligation or (iii) is independently developed by Buyer, Parent or any of their Representatives without the use of any information that would itself be deemed Seller Evaluation Material.

            "Subsidiaries" of any entity means, at any date, any Person: (i) the accounts of which would be consolidated with those of the applicable entity in such entity's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date; or (ii) of which securities, membership interests or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests or more than 50% of the profits or losses of which are, as of such date, owned, controlled or held by the applicable entity or one or more direct or indirect subsidiaries of such entity.

            "Support Vehicles" means all trucks, vans, buses, dollies and other vehicles (including those held for employees' benefit and marketing purposes) owned, leased or operated by any Seller Entity and not constituting Rental Vehicles but utilized by Seller Parties in support of or in connection with the Acquired Business.

            "Tax" means: (i) any and all taxes, assessments, customs, duties, levies, fees, tariffs, imposts, deficiencies and other governmental charges of any kind whatsoever (including taxes on or with respect to net or gross income, franchise, profits, gross receipts, capital, sales, use, ad valorem, value added, transfer, real property transfer, transfer gains, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, real or personal property, estimated taxes, rent, excise, occupancy, recordation, bulk transfer, intangibles, gross receipt, personal property, alternative minimum, real property, doing business, withholding, payroll, stamp and capital), together with any interest thereon, penalties, fines, additions to tax or additional amounts with respect thereto, imposed by the United States (federal, state or local) or other governmental authority or applicable jurisdiction; and (ii) any liability for the payment of any amounts described in (i) as a result of being a member of an affiliated, consolidated, combined, unitary or similar group or as a result of transferor or successor liability.

            "Tax Return" means any return (including any information return), declaration, report, statement, schedule, attachment, notice, form, or other document or information (including any amendment to any of the foregoing) filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax (whether or not such Tax is imposed on the filer thereof) or in connection with the administration, implementation, or enforcement of or compliance with any law relating to any Tax.

            "Telephone Numbers" means all operating telephone numbers for the Premises and all other telephone numbers relating to the Acquired Business and controlled (by agreement, lease or otherwise) by any Seller Entity on the date hereof and which under existing agreements, regulations and law, may be transferred to Buyer on the Closing Date.

            "TFFC" means Team Fleet Financing Corporation, a Delaware corporation and a wholly-owned Subsidiary of Seller.

            "TFFC MV Leases" means any one of the following: (i) Amended and Restated Master Motor Vehicle Lease Agreement Group I, dated as of June 19, 1998, by and among TFFC, as lessor, those direct and indirect subsidiaries of Seller, that are listed on Schedule 1 thereto, as lessees, and Seller, as guarantor, as amended by Amendment No. 1 thereto; (ii) Motor Vehicle Lease Agreement Series 1996-1, dated as of December 1, 1996, by and among TFFC, as lessor, direct and indirect subsidiaries of Seller, as lessees, and Seller, as guarantor; (iii) Motor Vehicle Lease Agreement Series 1997-1, dated as of April 1, 1997, by and among TFFC, as lessor, direct and indirect subsidiaries of Seller, as lessees, and Seller, as guarantor; (iv) Master Motor Vehicle Lease Agreement Group V, dated as of April 18, 2001, among TFFC, as lessor, Seller, as guarantor, Budget Rent-A-Car Systems, Inc. and those companies listed on schedule I thereto, as lessees; and (v) Motor Vehicle Lease Agreement Series 1997-2, dated as of April 29, 1997, among TFFC, as lessor, Seller, as guarantor, Budget Rent-A-Car Systems, Inc. and those companies listed on schedule I thereto, as lessees; (vi) the motor vehicle leases entered into in connection with the DIP Asset-Backed Fleet Financing and (vii) the motor vehicle leases entered into in connection with the Additional DIP Asset-Backed Fleet Financing.

            "Third Party" means with respect to any Person, another Person that is not an Affiliate of such Person.

            "Trademark Assignments" means the Trademark Assignments substantially in the form attached hereto as Exhibit D.

            "Treasury Regulations" means the United States Income Tax Regulations including Temporary Regulations, promulgated under the Code, as such regulations may be amended, modified or supplemented from time to time (including corresponding provisions of succeeding regulations).

            "Truck Rental Fleet" means, as of any day of determination, the aggregate number of trucks and cargo vans (excluding pickup trucks other than pickup trucks that are Existing Trucks), used, held for use or for sale by Seller Parties in connection with the conduct of the Acquired Business in the United States (including Puerto Rico).

            "Undisclosed Joint Liability" means any Liability evidenced by a proof of claim filed in the Chapter 11 Cases that asserts a Liability that is a joint and several liability of any Acquired Company, and such Liability was undisclosed on the date hereof.

            "UPAC Premium Finance Arrangement" means the Premium Finance Arrangement, dated as of April 24, 2002, between Seller Parties and Universal Premium Acceptance Corp.

            "U.S. Benefit Plan" means each Benefit Plan that is subject to United States Law.

            "Vehicle Manufacturer" means any manufacturer of vehicles used by Seller Entities in connection with the Acquired Business.

            "WARN Act" means the Worker Adjustment Retraining Notification
Act.

            "Welfare Plan" means each "employee welfare benefit plan" (within the meaning of section 3(1) of ERISA).

      Section 1.2       Other Definitional and Interpretive Matters.

            (a) Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

            (b) Headings. The provisions of the Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any "Article," "Section," "Schedule" or "Exhibit" are to the corresponding Article, Section, Schedule or Exhibit, as applicable, of this Agreement unless otherwise specified.

            (c) Herein. The words "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

            (d) Including. The word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

            (e) Knowledge. The phrase "knowledge of Seller Parties" (or words of similar import) means the actual or constructive knowledge of the officers at the vice president level or above of any of Seller Parties listed on Schedule 1.2(e), after due investigation.

            (f) Schedules and Exhibits. The Schedules and Exhibits attached to this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

                                    ARTICLE 2
                   PURCHASE AND SALE OF THE ACQUIRED ASSETS

      Section 2.1 Purchase and Sale of Acquired Assets. Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller Parties shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase, acquire and accept from Seller Parties, all right, title and interest of Seller Parties in, to and under the Acquired Assets free and clear of all Liabilities (other than Assumed Liabilities) and Encumbrances (other than Permitted Encumbrances).

      Section 2.2 Consideration. In consideration of the sale, transfer, assignment, conveyance and delivery by Seller Parties of the Acquired Assets to Buyer, Buyer shall (and Parent shall cause Buyer to), at the Closing, (i) pay to Seller Parties the Cash Purchase Price and (ii) assume, or to the extent required by Section 2.9(f), pay the Assumed Liabilities, it being understood that Parent shall not assume any of the Assumed Liabilities. The Cash Purchase Price payable pursuant to clause (i) above shall be paid by Buyer to Seller Parties at Closing, as allocated for the accounts of such Seller Parties by wire transfer of immediately available funds to accounts designated by Seller's written instructions to Buyer. Seller shall provide such account information to Buyer at least five Business Days prior to the Closing.

      Section 2.3 Acquired Assets. For purposes of this Agreement and subject to
Section 2.5(b), the term "Acquired Assets" means (i) the Equity Securities of the Acquired Companies (other than the Subsidiaries of the Acquired Companies) and in the Minority Investees and (ii) all the assets, properties, rights, title and other interests of Seller Parties primarily used or held for use in connection with the Acquired Business, whether tangible or intangible, real, personal or mixed, set forth or described in paragraphs (a) through (ll) below (including Contracts and Leases entered into by Seller Parties following the date hereof which constitute Assumed Contracts or Assumed Leases) whether or not any of such assets, properties or rights have any value for accounting purposes or are carried or reflected on or specifically referred to in Seller's financial statements (provided, that the Acquired Assets shall not include the Excluded Assets):

            (a) all franchise, prime license, license, sublicense, agency and dealer Contracts to which any of Seller Parties is a party listed in Section 3.15(a) of the Seller Parties Disclosure Schedule and the franchise, prime license, license, sublicense, agency and dealer Contracts relating to the Acquired Business entered into by Seller Parties following the date hereof in compliance with Section 5.1(dd);

            (b) all marketing and barter Contracts to which any of Seller Parties is a party listed in Sections 3.15(b) and 3.15(u) of the Seller Parties Disclosure Schedule, respectively, and such other written marketing Contracts relating to the Acquired Business entered into by any of Seller Parties in the ordinary course of business consistent with past practice and which may be terminated by Seller Parties by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment by any Seller Party, (ii) imposing any requirement that Seller Parties sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Party;

            (c) all CorpRate Contracts to which any of Seller Parties is a party listed in Section 3.15(c) of the Seller Parties Disclosure Schedule or not required to be listed therein pursuant to Section 3.15(c), and such other written CorpRate Contracts relating to the Acquired Business entered into by any of Seller Parties in the ordinary course of business consistent with past practice and which may be terminated by Seller Parties by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment by any Seller Party, (ii) imposing any requirement that Seller Parties sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Party;

            (d) all association Contracts to which any of Seller Parties is a party listed in Section 3.15(d) of the Seller Parties Disclosure Schedule or not required to be listed therein pursuant to Section 3.15(d), and such other written association Contracts relating to the Acquired Business entered into by any of Seller Parties in the ordinary course of business consistent with past practice and which may be terminated by Seller Parties by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment by any Seller Party, (ii) imposing any requirement that Seller Parties sell or dispose of any assets or properties and
(iii) imposing any limitations on the conduct of business by any Seller Party;

            (e) all joint venture, limited liability company and partnership Contracts to which any of Seller Parties is a party listed in Section 3.15(e) of the Seller Parties Disclosure Schedule;

            (f) all affiliation Contracts to which any of Seller Parties is a party listed in Section 3.15(f) of the Seller Parties Disclosure Schedule and such other written affiliation Contracts relating to the Acquired Business entered into by any of Seller Parties in the ordinary course of business consistent with past practice and which may be terminated by Seller Parties by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment by any Seller Party,
(ii) imposing any requirement that Seller Parties sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Party;

            (g) all general sales agency, travel agency and tour operator Contracts to which any of Seller Parties is a party listed in Section 3.15(g) of the Seller Parties Disclosure Schedule, and such other written general sales agency, travel agency and tour operator Contracts relating to the Acquired Business entered into by any of Seller Parties in the ordinary course of business consistent with past practice and which may be terminated by Seller Parties by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment by any Seller Party, (ii) imposing any requirement that Seller Parties sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Party;

            (h) all Contracts with Vehicles Manufacturers and Repurchase Programs to which any of Seller Parties is a party listed in Sections 3.15(h) and 3.28(b) of the Seller Parties Disclosure Schedule (including the Ford Agreements);

            (i) all bus and truck lease Contracts to which any of Seller Parties is a party listed in Section 3.15(i) of the Seller Parties Disclosure Schedule, and such other written bus and truck lease Contracts relating to the Acquired Business entered into by any of Seller Parties in the ordinary course of business consistent with past practice solely for purposes of replacing service buses and trucks which are Support Vehicles on the date of this Agreement and up to four service buses and trucks which are not replacements of such service buses and trucks;

            (j) all fuel supply Contracts to which any of Seller Parties is a party listed in Section 3.15(j) of the Seller Parties Disclosure Schedule and such other written fuel supply Contracts relating to the Acquired Business entered into by any of Seller Parties in the ordinary course of business consistent with past practice and which may be terminated by Seller Parties by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment by any Seller Party,
(ii) imposing any requirement that Seller Parties sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Party;

            (k) (i) all vendor Contracts to which any of Seller Parties is a party listed in Sections 3.15(k) of the Seller Parties Disclosure Schedule or not required to be listed therein pursuant to Sections 3.15(k) (other than vendor Contracts not required to be listed in Section 3.15(k) of the Seller Parties Disclosure Schedule with any Affiliate of Seller Parties or any director, officer, agent or any relative thereof), (ii) such other written vendor Contracts relating to the Acquired Business entered into by any of Seller Parties in the ordinary course of business consistent with past practice (x) solely for purposes of replacing vendor Contracts listed in Section 3.15(k) of the Seller Parties Disclosure Schedule or not required to be listed therein upon the termination thereof, to the extent each such replacement vendor Contract (A) has a term not exceeding one year from the date of execution thereof and (B) does not require any of Seller Parties to make payments thereunder in amounts exceeding the amounts payable by Seller Parties under the vendor Contract so replaced (other than normal immaterial ordinary course increases) and (y) not contemplated by clause (x) above, which provide for payments thereunder not exceeding $25,000 for any individual Contract or $250,000 for all such Contracts in the aggregate, in each case in any calendar year and (iii) all other Contracts to which any of Seller Parties is a party listed in Section 3.15(m) of the Disclosure Schedule, other than those Contracts specified therein (i) that are not transferred and assumed by Buyer pursuant to the Agreements and (ii) that shall be terminated prior to Closing;

            (l)   all Contracts relating to Assumed Indebtedness;

            (m) the TFFC MV Leases and the Ford MV Lease (including, in each case, the guaranties of any Seller Party in respect of lease payments due thereunder) and the TEAM Interest and the Budget Interest (each as defined in the Amended and Restated Base Indenture, dated as of December 1, 1996, among TFFC, Seller and Deutsche Bank Trust Company Americas, as Trustee, and the various supplements thereto);

            (n) all insurance or reinsurance Contracts and/or policies and similar arrangements under which any Seller Party is an insured party listed in
Section 3.25(a) of the Seller Parties Disclosure Schedule (the "Acquired Insurance Contracts");

            (o) all collective bargaining Contracts to which any of Seller Parties is a party listed in Section 3.15(l) of the Seller Parties Disclosure Schedule, and any collective bargaining

Contracts relating to the Acquired Business entered into by any of Seller Parties following the date hereof in compliance with Section 5.1(r);

            (p) all Assumed Benefit Plans (including the Assumed Benefit Plans Contracts) and all assets associated therewith (including, without limitation, all assets held in trust);

            (q) all License Agreements to which any of Seller Parties is a party and relating to the Acquired Business listed in Section 3.22(c) of the Seller Parties Disclosure Schedule; provided, however, that with respect to the rights, title and interest of Seller Parties in, to and under the License Agreement between Ryder Systems, Inc. ("RSI") and Ryder TRS, Inc., dated as of October 17, 1996, as amended (the "Ryder License Agreement"), subject to the limitations, if any, imposed by a Final Order or pursuant to a settlement agreement reasonably acceptable to Buyer, between Seller Parties and RSI resulting from the dispute between Seller Parties and RSI described in Section 3.13(a) of the Seller Parties Disclosure Schedule;

            (r) all Airport Concessions to which any of Seller Parties is a party listed in Section 3.17(a) of the Seller Parties Disclosure Schedule, and such other Airport Concessions relating to the Acquired Business to which any of Seller Parties becomes a party in the ordinary course of business consistent with past practice;

            (s) (i) all Leases to which any of Seller Parties is a party listed in Section 3.16(a) of the Seller Parties Disclosure Schedule and not excluded from the transactions contemplated hereby pursuant to Section 2.4(a), and the Fixtures and appurtenances at the Premises subject thereto owned by any Seller Party and (ii) the Leases relating to the Acquired Business entered into by Seller Parties following the date hereof in compliance with Section 5.1(dd);

            (t) fee simple title to all Owned Real Property owned by any Seller Party listed in Section 3.16(b) of the Seller Parties Disclosure Schedule and the Fixtures and appurtenances thereat owned by any Seller Party;

            (u) all Rental Vehicles and Support Vehicles owned by Seller Parties (in each case, including Owned Vehicles);

            (v) all tools, machinery, replacement and spare parts and supplies relating to the Acquired Business;

            (w) all Intellectual Property (other than the License Agreements referred to in Section 2.3(q), which shall be subject to the provisions thereof);

            (x) the Permits held by or in connection with the Acquired Business, to the extent such Permits are assignable to Buyer;

            (y) the Business Records and the Documents;

            (z) all accounts receivable relating to the Acquired Business, including, without limitation, (i) credit card receivables, direct bill receivables, tour receivables, Vehicle

Manufacturer receivables, Franchisee receivables and subrogation receivables, excluding the receivables referred to in Section 2.4(h) and (ii) customer, Franchisee and Dealer deposits, security or collateral;

            (aa) all credits, prepaid expenses (including garage and gas inventory), deferred charges, advance payments, security deposits and prepaid items (and, in each case, security interests or liens from Third Parties relating thereto) related to any Acquired Asset or the Acquired Business;

            (bb) all vendor allowances, including volume and promotional incentive allowances and any other credits of Seller Entities received by or accruing to such Persons related to vendor Contracts that are being assumed by Buyer or vendor Contracts with respect to which Buyer is assuming liabilities;

            (cc) all claims, judgments or causes of action of Seller Entities to the extent relating to any of the Acquired Assets or the Acquired Business, including claims for manufacturer's or vendor's warranties with respect to the Acquired Assets or products liability related to the Acquired Assets, and claims related to the value, condition or title to the Acquired Assets;

            (dd) counterclaims, set-offs, recoupment rights or defenses with respect to the Assumed Liabilities;

            (ee) insurance claims and proceeds payable in respect of any casualty event related to any Acquired Asset or the Acquired Business;

            (ff) any and all rights of Seller Parties under the Business Acquisition Agreements (except for indemnification with respect to third-party claims, which shall be retained by Seller Parties to the extent of any third-party claims against Seller Parties made at any time);

            (gg) all confidentiality and similar agreements entered into by any Seller Party or any of their respective representatives in connection with a sale of the Acquired Business;

            (hh) all right, title and interest in and to the Telephone Numbers and all rights and interests in and to the Telephone Numbers used by any Seller Party;

            (ii) all bank accounts and lock-box accounts relating to the Acquired Business or held by any Acquired Company;

            (jj) all cash, cash deposits, surety, security and similar deposits, and negotiable and non-negotiable instruments of Seller Parties (other than the Cash Purchase Price and other amounts payable by Buyer to Seller Parties pursuant to this Agreement);

            (kk)  all goodwill relating to the Acquired Business; and

            (ll) avoidance actions (if any) under Chapter 5 of the Bankruptcy Code (including Actions under section 544, 545, 547, 548, 549 or 550 thereof) against (i) the Acquired Companies or (ii) Buyer, Parent or their Affiliates.

      Section 2.4 Excluded Assets. It is hereby expressly acknowledged and agreed that the Acquired Assets shall not include, and no Seller Party is selling, transferring, assigning, conveying or delivering to Buyer, and Buyer is not purchasing, acquiring or accepting from any Seller Party, any of the rights, properties or assets set forth or described in paragraphs (a) through (k) below (the rights, properties and assets expressly excluded by this Section 2.4 from the Acquired Assets being referred to herein as the "Excluded Assets"):

            (a) Contracts and Leases to which any Seller Party is a party or by which its assets or properties are bound not transferred hereunder to Buyer pursuant to Sections 2.3(a) through 2.3(s), including those listed on Schedule 2.4(a) and all Contracts relating to the Retained Business;

            (b) all owned real property not listed in Section 3.16(b) of the Seller Parties Disclosure Schedule and the Fixtures and appurtenances thereat;

            (c) all cash or other property delivered by Buyer to Seller Parties, and all rights of Seller Parties under this Agreement and the Ancillary Agreements;

            (d) the Equity Securities of any Person other than the Acquired Companies and the Minority Investees;

            (e) all minute books, stock transfer and similar records and corporate seals of all Seller Parties;

            (f) the rights of Budget Rent a Car International Inc. in respect of the Actions instituted by Budget Rent a Car International Inc. against Sixt AG and Sixt GmbH and Co. Autovermietung KG (collectively, "Sixt"), including (i) pursuant to the judgment, dated April 15, 1999, by the Higher Regional Court of Munich (Case No. 29 U 4446/98 4 HKO 8409/97 LG Munich) and (ii) under Case No. 6 U 6232/96 9 HKO-19905/96, for breach of contract based on the allegedly improper passing of reservations by Sixt;

            (g) all Tax refunds attributable to Taxes imposed on any Seller
Party;

            (h) all intercompany accounts receivable due from any Seller Party or Excluded Company to another Seller Party or Excluded Company;

            (i) all assets, properties, rights and other interests to the extent used or held for use by Seller Parties solely in connection with the Retained Business, whether tangible or intangible, real, personal or mixed, whether or not any of such assets, properties or rights have any value for accounting purposes or are carried or reflected on or specifically referred to in Seller's financial statements;

            (j) the insurance or reinsurance Contracts and/or policies and similar arrangements under which any Seller Entity is an insured party listed on
Schedule 2.4(j); and

            (k) avoidance actions under Chapter 5 of the Bankruptcy Code (including Actions under section 544, 545, 547, 548, 549 or 550 thereof) brought or that could be brought against any Person other than (i) the Acquired Companies or (ii) Buyer, Parent or their Affiliates.

      Section 2.5       Assumed Liabilities.

            (a) For purposes of this Agreement, the term "Assumed Liabilities" means all Liabilities of Seller Parties set forth or described in paragraphs (i) through (vi) below (provided that, notwithstanding anything to the contrary contained in this Agreement, the Assumed Liabilities shall not include any of the Excluded Liabilities):

               (i) under the Assumed Indebtedness;

               (ii) expressly contained in any Assumed Contract or Assumed Lease, or portion thereof, that first arise after the Closing Date;

               (iii) with respect to (A) the Assumed Benefit Plans that are Pension Plans, obligations for the benefit obligations accrued as of the Closing Date, (B) the Assumed Benefit Plans that are Welfare Plans, obligations for benefits arising from events or circumstances occurring on or before the Closing Date, (C) the Assumed Benefit Plans that are Pension Plans or Welfare Plans, obligations for administrative expenses for the current plan year, as provided under the administrative contracts set forth on Schedule 2.5(a)(iii) (the "Assumed Benefit Plans Contracts") and
      (D) the Assumed Benefit Plans that are not Pension Plans or Welfare Plans, all obligations thereunder;

               (iv) such Actions to which any Seller Party is a party and disclosed in Section 3.13(a) of the Seller Parties Disclosure Schedule, or not meeting the threshold for disclosure therein and such Actions arising after the date hereof in the ordinary course consistent with past practice;

               (v) such operating Liabilities (including Liabilities relating to accidents involving vehicles of the Acquired Business) (A) reflected on or of a category reserved against on the June 30 Balance Sheet and outstanding on the Closing Date and (B) incurred on or after July 1, 2002 relating exclusively to the operation or conduct of the Acquired Business in the ordinary course consistent with past practice (including accrued and unpaid payroll in the ordinary course of business) outstanding on the Closing Date and not excluded from the transactions contemplated hereby pursuant to Section 2.6; and

               (vi) Liabilities in respect of legal, accounting, investment banking, advisory, brokerage, administrative, issuance, up-front, placement, structuring, commitment, underwriting, financing, "due diligence", rating agencies or similar fees, commissions, disbursements and expenses (whether or not referred to as fees, commissions, disbursements or expenses), breakage cost, increased interest rate as a result of an event of default, amortization event or payment prior to stated maturity (based on the original amortization or repayment schedule of the relevant indebtedness), prepayment penalties or fees and similar costs incurred or agreed to be paid or reimbursed by Seller Entities in connection with the transactions contemplated by this Agreement, the DIP Asset-Backed Fleet Financing, the DIP Financing, the DIP L/C Rollover, the Additional DIP Asset-Backed Fleet Financing, any other post-Petition financing or extension of credit or the Chapter 11 Cases or otherwise payable in connection with the prepayment of any of the Assumed Indebtedness, the DIP Asset-

      Backed Fleet Financing or the Additional DIP Asset-Backed Fleet Financing ("Qualified Fees"), not to exceed $42,000,000 less an amount equal to the aggregate amount of Qualified Fees paid by or on behalf of Seller Entities from June 30, 2002 until the Closing; provided, however, that if subsequent to November 9, 2002 (A) all the conditions set forth in Sections 7.1 and 7.2 have been satisfied, other than the condition set forth in Section 7.2(h), (B) the condition set forth in Section 7.2(h) is not waived by Buyer, (C) Seller Parties have notified Buyer in writing that Seller Parties intend to incur or caused to be incurred indebtedness under the Additional DIP Asset-Backed Fleet Financing and (D) definitive agreements relating to the Additional DIP Asset-Backed Fleet Financing have been executed and delivered and the Bankruptcy Court has entered an order approving such definitive agreements, then the Liabilities in respect of Qualified Fees to be assumed by Buyer shall not exceed $45,000,000 less an amount equal to the aggregate amount of Qualified Fees paid by or on behalf of Seller Entities from June 30, 2002 until the Closing.

            (b) Buyer and Seller Parties shall seek to reject Contracts and Leases identified by Buyer on or before 30 days prior to the Sale Hearing (as defined in the Bidding Procedures) included in the Acquired Assets which would otherwise have been Assumed Contracts or Assumed Leases; provided, however, nothing contained herein shall obligate Seller Parties to seek such rejection unless and until such time as they have agreed with Buyer on the additional amount of cash or other consideration to be paid by Buyer in exchange for such rejection.

      Section 2.6 Excluded Liabilities. Buyer shall not assume or be obligated (and Seller Parties and their Subsidiaries shall retain their respective obligations) to pay, perform or otherwise assume or discharge any Liabilities of Seller or any Subsidiary of Seller, which constitute Excluded Liabilities, for which Seller or such Subsidiary of Seller shall remain and be solely and exclusively liable. For purposes of this Agreement, the term "Excluded Liabilities" means all Liabilities that are not expressly included in the definition of Assumed Liabilities, including those set forth in paragraphs (a) through (p) below, whether or not any such Liability has a value for accounting purposes or is carried or reflected on or specifically referred to in Seller's (or any of its Subsidiaries') financial statements:

            (a) all Liabilities related or attributable to Taxes of, imposed on, related or attributable to any Seller Party or any Excluded Company;

            (b) all Liabilities arising out of, relating to or in connection with, the Retained Business and the Excluded Assets;

            (c) all Liabilities arising out of, secured by or related to, or Encumbrance on, any Acquired Asset, other than Liabilities secured by Permitted Encumbrances;

            (d) all Liabilities or Encumbrances caused by or resulting from violations, conflicts, breaches or defaults by any Seller Entity of, or under, any Assumed Contract or Assumed Lease prior to the Closing, or any Liability of any Seller Party that constitutes, may constitute or is alleged to constitute a tort or violation of requirement of any Law (including any penalties or fines imposed or related thereto (whether civil or criminal)), other than (i) those relating to Actions assumed pursuant to
Section 2.5(a)(iv) or (ii) torts or violations of Law arising in the ordinary course of the Acquired Business (including matters arising from vehicle accidents);

            (e) all Liabilities of Seller Parties and their Affiliates to current or former employees of Seller Parties and their Affiliates relating to or arising out of any period ending prior to the Closing arising out of unlawful discrimination, wrongful termination, violations of Law, breach of the terms of any Assumed Benefit Plan or failure to pay or discharge such employees' wages or benefits when due;

            (f) all Liabilities arising under or relating to the Assumed Benefit Plans, other than Liabilities expressly assumed by Buyer under Section 2.5(a)(iii);

            (g) all Liabilities under Benefit Plans that are not Assumed Benefit Plans;

            (h) any Liabilities arising from or relating to equity-based incentive compensation awards (including but not limited to stock options and grants of restricted stock) granted by Seller or any of its Affiliates to Seller Entities Employees;

            (i) any Liabilities (w) relating to indebtedness for borrowed money,
(x) evidenced by bonds, debentures, notes or similar instruments, (y) relating to indebtedness of others guaranteed by any Seller Entity and (z) in respect of letters of credit acceptance facilities, letters of guaranty or similar instruments, in each case, other than Assumed Indebtedness, Assumed Contracts or Assumed Leases;

            (j) any obligation or commitment of any Seller Party to any Person relating to any obligation or requirement to use any investment or commercial bank or other financial institution as an advisor, arranger, manager, agent, placement agent or underwriter in connection with the refinancing or restructuring of any Assumed Indebtedness or any indebtedness of TFFC or any other Seller Entity with such Person;

            (k) all Liabilities for (i) fees, commissions or expenses (whether or not referred to as fees, commissions or expenses) to the extent not assumed by Buyer pursuant to Section 2.5(a)(vi) and (ii) any transaction relating to the Excluded Assets or the Retained Business;

            (l) all Liabilities of any Seller Parties or any Affiliate of any Seller Parties related to the issuance or sale of any Equity Security of any Seller Party, and any Liabilities arising directly or indirectly from the rescission of a purchase or sale of a "security" (as that term is defined in section 101(4) of the Bankruptcy Code) of a Seller Party or any Affiliate of a Seller Party for damages arising from the purchase or sale of such security, or from the reimbursement or contribution of such a Liability;

            (m) all Liabilities of Seller Parties resulting from the arbitral award rendered on January 24, 2002 and February 8, 2002 by the National and International Arbitration Chamber of Milan in favor of Francesco Dragotto and Giuseppe Dragotto (Arbitration proceeding No. 5100), and any attorney fees, interest and other amounts payable in connection therewith;

            (n) any and all Liabilities relating to, in connection with or arising out of: (i) the Action entitled Ryder Systems, Inc. v. Budget Group, Inc. and Ryder TRS, Inc. 02 Civ. 1598 (BSJ) filed on or about March 1, 2002, and pending in the United States District Court for the Southern District of New York and any and all other Liabilities of any Seller Party to Ryder Systems, Inc. concerning any unapproved use of the "Ryder TRS" trademark in marketing activities; and (ii) the Action entitled Gerina Woods-McCoy v. Budget Rent A Car Systems, Inc., Civ. Action No. 02-S-735-N, filed on or about June 28, 2002, and pending in the United States District Court for the Middle District of Alabama, Northern Division;

            (o) all Liabilities of any of Seller Parties to Sixt AG, Sixt GmbH and Co. Autovermietung KG or any Affiliate thereof; and

            (p) any Liability of Seller Parties with respect to indemnification of any officer, director, employee or other agent or representative of any Seller Entity.

      The listing of any specific item or matter as an Excluded Liability shall in no respect (i) limit the generality of the first paragraph of Section 2.6 or
(ii) create any implication that any item or matter not so listed is an Assumed Liability.

      Section 2.7 Closing. The closing of the transactions contemplated in this Agreement (the "Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 at 10:00 a.m. on the second Business Day after the satisfaction or waiver of the last unsatisfied or unwaived condition set forth in Article 7 (other than those conditions contemplated to be satisfied at the Closing), or at such other time and place as is mutually agreed in writing by Seller and Buyer. The date of the Closing is referred to herein as the "Closing Date."

      Section 2.8 Deliveries by Seller Parties. At the Closing, Seller Parties shall deliver (or, in the case of clause (c), make available) to Buyer the following:

            (a) the Ancillary Agreements duly executed by the applicable Seller Entities (in the case of the real estate deeds, the Lease Assignments and the Trademark Assignments such documents shall also be duly acknowledged and in proper form for recording);

            (b) stock certificates together with duly executed stock powers (affixed with all required stamps evidencing payment of transfer duties) evidencing the Equity Securities of the Acquired Companies and the Minority Investees, except that stock powers shall not be required in respect of Equity Securities of Acquired Companies and Minority Investees which are held by other Acquired Companies and, in the case of unincorporated entities, other applicable evidence of, and transfer documents for, the Equity Securities therein;

            (c) the Business Records and the Documents;

            (d) the Governmental Consents and the Third Party Consents procured by Seller Parties or their Affiliates;

            (e) a duly executed certificate ("FIRPTA Certificate") of non-foreign status from each Seller Party in the form and manner that complies with section 1445 of the Code and the Treasury Regulations promulgated thereunder (notwithstanding anything to the contrary contained herein, if any Seller Party fails to provide to Buyer a FIRPTA Certificate and Buyer elects to proceed with the Closing, Buyer shall be entitled to withhold from the Cash Purchase Price, the amount required to be withheld pursuant to section 1445 of the Code), unless and until such FIRPTA certificate is provided;

            (f) a duly executed IRS Form 8023 from Seller with respect to each applicable Acquired Company (that Buyer has instructed Seller to make an Election for pursuant to Section 6.3);

            (g) certified copies of the 363 Order and the 365 Order;

            (h) a certificate of the chief executive officer or president of each Seller Party, dated the Closing Date, certifying the fulfillment of the conditions set forth in Section 7.2(a) and Section 7.2(b);

            (i) the resignations (effective as of or prior to the Closing Date) of all directors (or in the case of unincorporated entities, managing partners, members or persons of similar role and responsibility), of each Acquired Company, in terms satisfactory in substance and form to Buyer;

            (j) all such other bills of sale, assignments and other instruments of sale, assignment, transfer or conveyance (including vehicle registrations) as Buyer may reasonably request or as may be otherwise necessary to evidence and effect the sale, transfer, assignment, conveyance and delivery of the Acquired Assets to Buyer and to put Buyer in actual possession or control of the Acquired Assets; and

            (k) a pay-off letter executed by each administrative agent on behalf of the lenders under each of the Amended and Restated Credit Agreement, the DIP Financing and the DIP L/C Rollover to the effect that all obligations of Seller Parties thereunder will be satisfied in full upon receipt of the deliveries contemplated by Section 2.9(f) (other than those obligations, including indemnification and expense reimbursement obligations which are not Assumed Liabilities and which by their express terms survive the termination of the Contracts evidencing any of the foregoing), together with appropriate evidence that (i) all liens and encumbrances on any asset and property constituting security therefor have been released and (ii) all letters of credit issued under the Amended and Restated Credit Agreement, the DIP Financing and the DIP L/C Rollover shall be released and returned concurrently with Buyer taking the actions contemplated by Section 2.9(f).

      Section 2.9 Deliveries by Buyer. At the Closing, Buyer shall deliver to the applicable Seller Party or, in the case of clause (f) below, to the Person entitled thereto, the following:

            (a) the Cash Purchase Price due at Closing as provided in Section 2.2, by wire transfer of immediately available funds to an account or accounts designated by Seller for it, and on behalf of and as agent for the other Seller Parties and as approved by the Bankruptcy Court;

            (b) the Ancillary Agreements duly executed by Buyer or one of its Affiliates, as the case may be;

            (c) a certificate of a senior executive officer of Buyer, dated the Closing Date, certifying the fulfillment of the conditions set forth in Section 7.3(a) and Section 7.3(b);

            (d) all such other documents and instruments as Seller Parties may reasonably request or as may be otherwise necessary or desirable to evidence and effect the assumption by Buyer of the Assumed Liabilities;

            (e) evidence of the obtaining of or the filing with respect to, any Governmental Consents procured by Buyer; and

            (f) replacement letters of credit, cash or such other instruments as may be necessary to effect the cash payment of the then outstanding indebtedness of Seller Parties under the Amended and Restated Credit Agreement, the DIP Financing and the DIP L/C Rollover (in each case, to the extent such indebtedness constitutes Assumed Indebtedness), including the release and return to the issuers thereof of all letters of credit issued thereunder and then outstanding.

      Section 2.10 Cure Costs. Notwithstanding any other provision of this Agreement (other than as set forth in Section 2.3(q), Seller Parties shall pay or otherwise discharge on or before Closing all necessary costs to cure then existing breaches or defaults under, and take such actions as are necessary to achieve assumption by Seller Parties of, and assignment by Seller Parties to Buyer of, the Assumed Contracts and the Assumed Leases (the "Cure Costs"). All Cure Costs will be agreed upon by Seller Parties and each party entitled to receipt of a cure payment, or will be determined by the Bankruptcy Court, in accordance with the 365 Order. To the extent any Cure Costs actually paid by Seller Parties constitute payment in respect of amounts accrued following the Closing Date, Buyer shall reimburse Seller Parties for such portion of Cure Costs.

            Transition and Support Arrangements for Retained Business. Each of Seller Parties and Buyer shall negotiate in good faith and enter into mutually satisfactory arrangements (i) based on the terms set forth on Schedule 2.11(i), pursuant to which Buyer shall provide reasonable support services to the Retained Business and (ii) based on the terms set forth on Schedule 2.11(ii), pursuant to which Buyer shall license the use of certain Marks and Logos in connection with the operations of the Retained Business.

                                    ARTICLE 3
                REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES

      Except as specifically set forth in the Seller Parties Disclosure Schedule prepared and signed by each Seller Party and attached hereto (the "Seller Parties Disclosure Schedule"), Seller Parties, jointly and severally, represent and warrant to Buyer that all of the statements contained in this Article 3 are true and complete as of the date of this Agreement (or, if made as of a specified date, as of such date). Each exception set forth in the Seller Parties Disclosure Schedule is identified by reference to a specific Section of this Agreement. Any matter disclosed by Seller Parties in any particular Section of the Seller Parties Disclosure Schedule shall not be deemed disclosed for purposes of any other Section of the Seller Parties Disclosure Schedule.

      Section 3.1 Organization and Qualification. Each Seller Entity is a legal entity duly organized, validly existing and in good standing under the Laws of the state or jurisdiction of its organization and has all requisite corporate or other organizational power and authority to own, lease and operate its assets and to conduct its business. Each Seller Entity is duly qualified to do business and is in good standing in each other jurisdiction where the ownership, lease or operation of its assets or the nature of the business conducted by it requires such qualification, except where the failure to be so qualified would not be reasonably likely to have a Material Adverse Effect. Seller Parties have made available to Buyer true, complete and correct copies of the certificate of incorporation and by-laws (or other comparable organizational documents) for each Seller Entity, each as currently in effect.

      Section 3.2       Capitalization of the Acquired Companies.

            (a) A complete and accurate list of the authorized and outstanding Equity Securities of each of the Acquired Companies is set forth in Section 3.2(a) of the Seller Parties Disclosure Schedule, together with the identity of each holder of such Equity Securities. The authorized Equity Securities of each of the Acquired Companies is held either by one or more Seller Parties or one or more Acquired Companies. Such Person owns all of the outstanding Equity Securities beneficially and of record and free and clear of any Encumbrances (other than Encumbrances pursuant to the Assumed Indebtedness). Upon delivery to Buyer of the certificates (or other appropriate evidence thereof ) representing the outstanding Equity Securities of the Acquired Companies and of the Minority Investees owned by Seller Parties, at the Closing, Buyer will acquire good and valid title to such Equity Securities, free and clear of any Liabilities or Encumbrances.

            (b) All of the outstanding Equity Securities of each Acquired Company are duly authorized, validly issued, fully paid and nonassessable, and not issued in violation of any preemptive or similar rights. Seller Parties have the sole, absolute and unrestricted right, power and capacity to sell, assign and transfer all of the outstanding Equity Securities of each Acquired Company to Buyer free and clear of any Liabilities or Encumbrances.

            (c) Other than pursuant to this Agreement, there are no outstanding subscriptions, options, warrants, puts, calls, agreements, understandings, claims or other commitments or rights of any type or other securities (i) requiring the issuance, sale, transfer, repurchase, redemption or other acquisition of any Equity Securities of any of the Acquired Companies, (ii) restricting the transfer of any of the Equity Securities of any of the Acquired Companies or (iii) relating to the voting of any of the Equity Securities of any of the Acquired Companies. There are no issued or outstanding bonds, debentures, notes or other indebtedness of any Acquired Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote), upon the happening of a certain event or otherwise, on any matters on which the equity holders of any Acquired Company may vote.

            (d) Except as set forth in Section 3.2(d) of the Seller Parties Disclosure Schedule, none of the Seller Entities owns any equity interest, or any interest convertible or exchangeable into an equity interest, in any Person (other than an Acquired Company or an Excluded Company).

      Section 3.3 Corporate Power and Authority. Each Seller Party has all requisite corporate or other organizational power and authority to enter into and deliver this Agreement, the Ancillary Agreements to which it is a party and any agreements, documents or instruments to be executed and delivered in connection herewith and therewith and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement, the Ancillary Agreements to which it is a party and any agreements, documents or instruments to be executed and delivered in connection herewith and therewith by each Seller Party and the consummation by each Seller Party of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other organizational action on the part of such Seller Party and no other corporate or other organizational proceedings on the part of any of Seller Parties is necessary to authorize this Agreement and the Ancillary Agreements or to consummate the transactions contemplated hereby and thereby. This Agreement, the Ancillary Agreements to which it is a party and any agreements, documents or instruments to be executed and delivered in connection herewith and therewith have been duly executed and delivered by each Seller Party and, assuming the entry of the 363 Order and the 365 Order, constitute the legal, valid and binding obligation of each Seller Party, enforceable against such Seller Party in accordance with its terms.

      Section 3.4 Conflicts; Consents and Approvals. Neither the execution and delivery of this Agreement, the Ancillary Agreements and any other agreements, documents and instruments to be executed and delivered in connection with this Agreement or any of the Ancillary Agreements, nor, upon the entry of the 363 Order and the 365 Order, the consummation of the transactions contemplated hereby and thereby, will:

            (a) conflict with, or result in a breach of any provision of, the organizational documents of (i) any Seller Entity or (ii) any other Subsidiary of Seller which is a party to the Ancillary Agreements or any other agreements, documents and instruments to be executed and delivered in connection with this Agreement or the Ancillary Agreements;

            (b) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any Person (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or declare a default under, or result in the creation of any Liability in respect of, or cause an Encumbrance upon, any of the properties or assets of the Acquired Companies or upon any Acquired Assets, including, under any of the terms, conditions or provisions of (i) any Contract to which any Seller Entity is a party or by which any of their respective properties or assets (including the Acquired Assets) is bound or (ii) any Permit (other than Permits that are not material to the operation of the Acquired Business or the use, holding or ownership of any of the Acquired Assets and which are readily obtainable by any Person without undue burden, expense or delay) or filing to which any Seller Entity or any Subsidiary of any Seller Entity is subject or by which any of their respective properties or assets (including the Acquired Assets) is bound, except in the case of Acquired Assets and assets of Acquired Companies, those violations, breaches, defaults, terminations, cancellations, accelerations, creations, impositions, suspensions, or revocations that are excused by or unenforceable as a result of Seller Parties' filing of the Petition(s) or the applicability of the Bankruptcy Code (but only to the extent such excuse, lack of enforceability or application of the

Bankruptcy Code will continue to apply in favor of Buyer and its successors and assigns following the Closing);

            (c) violate any Law applicable to any Seller Entity or Acquired Company or any of their respective properties or assets (including the Acquired Assets) or to the Acquired Business;

            (d) require any action, consent or approval of any non-governmental third party, other than consents and approvals of any non-governmental third party (i) set forth in Section 3.4(d) of the Seller Parties Disclosure Schedule or (ii) excused by or rendered unnecessary as a result of Sellers Parties' filing of the Petition(s) or the applicability of the Bankruptcy Code (but only to the extent such excuse, rendering or application of the Bankruptcy Code will continue to apply in favor of Buyer and its successors and assigns following the Closing) (the "Third Party Consents"); or

            (e) require any action, consent or approval of, or review by, or registration or filing by Seller Parties or the Acquired Companies with any Governmental Body, other than consents, approvals, or authorizations of, or declarations or filings (i) set forth in Section 3.4(e) of the Seller Parties Disclosure Schedule or (ii) excused by or rendered unnecessary as a result of Sellers Parties' filing of the Petition(s) or the applicability of the Bankruptcy Code (but only to the extent such excuse, rendering or application of the Bankruptcy Code will continue to apply in favor of Buyer and its successors and assigns following the Closing) (the "Governmental Consents").

      Section 3.5       Title to Property; Adequacy of Assets.

            (a) Except as set forth in Section 3.5(a) of the Seller Parties Disclosure Schedule, Seller Entities have (and immediately prior to the Closing will have) good and valid title to (and, in the case of Owned Real Property, marketable title to), or a valid and binding leasehold interest or license in, all assets comprising the Acquired Assets and all other assets or properties of the Acquired Companies and their Subsidiaries, and possession thereof, in each case, free and clear of any Liabilities or Encumbrances (other than Permitted Encumbrances). Except as set forth in Section 3.5(a) of the Seller Parties Disclosure Schedule, no options or rights of first offer or rights of first refusal or similar rights or options have been granted by any Seller Entity to any Person (other than Buyer) to (i) purchase, lease or otherwise acquire any interest in any of the Acquired Assets or in any asset or property of any of the Acquired Companies, except for such Acquired Assets which are not material to the conduct of the Acquired Business, (ii) become a Franchisee or Dealer (or operate the automotive rental business as Franchisee or Dealer in any territory other than the Territory for which such Franchisee or Dealer is currently licensed by Seller) or (iii) use any of the Intellectual Property.

            (b) Upon entry of the 363 Order and the 365 Order and payment of the Cash Purchase Price at the Closing, Buyer or the Acquired Companies will have good and valid title (and, in the case of Owned Real Property, marketable title to), or a valid and binding leasehold interest, concession or license in (i) all assets comprising the Acquired Assets free and clear of all Liabilities (other than Assumed Liabilities) and Encumbrances (other than Permitted Encumbrances, including for this purpose Encumbrances under Contracts of Acquired

Companies) and (ii) all assets of Acquired Companies and their Subsidiaries free and clear of all Encumbrances (other than Permitted Encumbrances).

            (c) The assets to be transferred to Buyer pursuant to this Agreement are all the properties and assets (i) owned by Seller Parties (other than the Excluded Assets) and (ii) necessary for the Acquired Business to be conducted as currently conducted and as contemplated to be conducted.

            (d) Subject to the entry of the 365 Order, all Contracts and Leases to be transferred pursuant to this Agreement are assumable by Seller Parties and assignable by Seller Parties to Buyer.

            (e) BRAC (Bermuda) Holdings Limited and BRAC Reinsurance Company, Ltd. are wholly-owned Subsidiaries of Seller and do not own, directly or indirectly, any right, title or interest in, to and under any of the Acquired Assets or the Acquired Business, or any other assets or properties (except for amounts due from Seller Parties which do not constitute Assumed Liabilities).

      Section 3.6       SEC Filings; Seller Financial Statements.

            (a) Except as set forth in Section 3.6(a) of the Seller Parties Disclosure Schedule, since December 31, 1999, each Seller Entity has filed in a timely manner all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) that it was required to file with the SEC (the "Seller SEC Documents"). As of their respective filing dates, (i) the Seller SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Seller SEC Documents and (ii) no Seller SEC Document when filed (or when amended and restated or as supplemented by a subsequently filed Seller SEC Document) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Seller and its Subsidiaries (the "Seller Financial Statements") included in the Seller SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Seller and its Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in their financial position for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments that are not material). As of its filing date, each Seller SEC Document did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (b) Section 3.6(b) of the Seller Parties Disclosure Schedule contains the unaudited consolidating statements of income of Seller and its Subsidiaries for the quarterly period ending on March 31, 2002, and the related consolidating balance sheet of Seller and its Subsidiaries as at the end of such quarterly period (the "March 31 Financial Statements"), and the unaudited consolidating statements of income of Seller and its Subsidiaries for the six-month period ending on June 30, 2002 (the "June 30 Income Statement"), and the related consolidating balance sheet of Seller and its Subsidiaries as of the end of such six-month period (the "June 30 Balance Sheet," and together with the June 30 Income Statement, the "June 30 Financial Statements"). Except as set forth in Section 3.6(b) of the Seller Parties Disclosure Schedule, the March 31 Financial Statements and the June 30 Financial Statements have been prepared in accordance with GAAP and fairly present in all material respects the financial position of Seller and its Subsidiaries and the consolidating results of operations as of March 31, 2002 and June 30, 2002, respectively.

                  (c) Section 3.6(c) of the Seller Parties Disclosure Schedule contains the audited statement of income of Budget Rent a Car Australia Pty. Ltd. ("Budget Australia") and the audited consolidated statement of income of Budget Rent a Car Operations Pty. Ltd. ("Operations Pty.") and Camfox Pty. Ltd. ("Camfox" and together with Budget Australia and Operations Pty., the "Australian Seller Entities") for the year ended on December 31, 2001, and the related balance sheet of Budget Australia and the consolidated balance sheet of Operations Pty. and Camfox as at the end of such annual period (the "Australian Financial Statements"). The Australian Financial Statements have been prepared in accordance with generally accepted accounting principles in Australia consistently applied during the periods involved and fairly present in all material respects the financial position of Budget Australia and the consolidated financial position of Operations Pty. and Camfox and their results of operations as of December 31, 2001.

                  (d) Section 3.6(d) of the Seller Parties Disclosure Schedule contains the statement of income of each of Budget Rent-A-Car of Canada Limited and the audited statement of income of Compact Rent-A-Car Limited (the "Canadian Seller Entities") in each case for the year ended on December 31, 2001, and the related balance sheet of each Canadian Seller Entity as at the end of such annual period. Such financial statements of (i) Compact Rent-A-Car Limited have been prepared in accordance with generally accepted accounting principles in Canada consistently applied during the periods involved and fairly present in all material respects the financial position of Compact Rent-A-Car Limited and its results of operations as of December 31, 2001 and (ii) Budget Rent-A-Car of Canada Limited, have been prepared in accordance with GAAP and fairly present in all material respects the financial position of Budget Rent-A-Car of Canada Limited and its results of operations as of December 31, 2001.

                  (e) Section 3.6(e) of the Seller Parties Disclosure Schedule contains the audited consolidated statement of income of Budget Rent a Car Limited and its subsidiaries (the "New Zealand Seller Entities") for the year ended on December 31, 2001, and the related consolidated balance sheet of the New Zealand Seller Entities as at the end of such annual period (the "New Zealand Financial Statements"). The New Zealand Financial Statements have been prepared in accordance with generally accepted accounting principles in New Zealand consistently applied during the periods involved and fairly present in all material respects the consolidated financial position of the New Zealand Seller Entities and their results of operations as of December 31, 2001.

                  (f) Except as set forth in Section 3.6(f) of the Seller Parties Disclosure Schedule, since June 30, 2002, Seller Entities have not (i) made (or committed to make) any payments or distributions to any of its Affiliates or to any directors, officers or any of their respective relatives or any Affiliate thereof (other than a Seller Entity), other than pursuant to the Related Party Agreements listed in Section 3.11 of the Seller Parties Disclosure Schedule, director fees, salaries, bonuses, payment of benefits or reimbursement of expenses in the ordinary course of business consistent with past practice or under the Assumed Benefit Plans, (ii) made (or committed to make) any payment in respect of Qualified Fees or similar fees or expenses and (iii) made or (committed to make) any Investment in the Retained Business, any Excluded Company or in any Person (other than a Seller Entity or a wholly-owned Subsidiary thereof).

         Section 3.7 Vehicles, Etc.

                  (a) Section 3.7(a) of the Seller Parties Disclosure Schedule contains the following information which is substantially correct in all material respects (except that no information need to be provided under clauses
(C), (D) or (E) with respect to leased Existing Trucks): (i) a list of all trucks and cargo vans (other than pick-up trucks, except for the pick-up trucks so listed) used as Rental Vehicles (the "Existing Trucks") as of June 30, 2002 or as of a date after June 30, 2002; and (ii) for each Existing Truck, (A) the Seller Entity owner or lessee thereof, (B) whether such Existing Truck is owned or leased, (C) the original purchase price thereof, (D) the current net book value thereof, (E) the current monthly depreciation charges in respect thereof (expressed as a percentage of the original purchase price), (F) the respective VIN number or equivalent thereof, (G) the manufacturer and model year, (H) the mileage thereof or, if such Existing Truck is subject to a Rental Transaction on June 30, 2002 or such later date, the mileage thereof immediately prior to the relevant Seller Entity entering into such Rental Transaction, (I) except for Existing Trucks used in connection with the Acquired Business in Australia, the box size thereof and (J) the location thereof or, if such Existing Truck is subject to a Rental Transaction on June 30, 2002 or such later date, the location thereof immediately prior to the relevant Seller Entity entering into such Rental Transaction.

                  (b) Section 3.7(b) of the Seller Parties Disclosure Schedule contains the following information which is substantially correct in all material respects (except that no information need to be provided under clauses
(B), (C), (D), (E) or (F) with respect to leased Rental Vehicles or leased Support Vehicles): (i) a list of all Rental Vehicles (other than Existing Trucks) and Support Vehicles (in each case, including Owned Vehicles) used or held for use by any Seller Entity in connection with the Acquired Business or otherwise (other than in connection with the Retained Business) as of June 30, 2002 or as of a date after June 30, 2002; and (ii) for each such Rental Vehicle, Support Vehicle and Owned Vehicle (A) whether such vehicle is owned or leased,
(B) the original purchase price thereof, (C) the date such vehicle was delivered to the purchaser thereof, (D) the then current net book value thereof, (E) the current monthly depreciation charges in respect thereof (expressed as a percentage of the original purchase price), (F) the respective VIN number or equivalent thereof, (G) the manufacturer, and model year (except in the case of leased vehicles operated in Australia) and (H) except for

Support Vehicles, vehicles used in connection with the Acquired Business in Australia and dollies, the mileage or kilometers thereof or, if such vehicle is a Rental Vehicle and is subject to a Rental Transaction on June 30, 2002 or such later date, the mileage or kilometers of such Rental Vehicle immediately prior to the relevant Seller Entity entering into such Rental Transaction. All vehicles listed on Section 3.7(b) of the Seller Parties Disclosure Schedule are owned by a Seller Entity and all vehicles used or held for use in connection with the Acquired Business in the United States (including Puerto Rico) are owned by TFFC or BGI Leasing Inc., except for not more than 5,000 vehicles.

                  (c) As of June 30, 2002 (or if the Rental Vehicle is subject to a Rental Transaction on June 30, 2002, then as of the date which is immediately prior to the date on which the relevant Seller Entity entered into such Rental Transaction), none of the Existing Trucks listed on Section 3.7(a) of the Seller Parties Disclosure Schedule nor the Rental Vehicles and the Support Vehicles (in each case, including the Owned Vehicles) listed on Section 3.7(b) of the Seller Parties Disclosure Schedule have been the subject of theft, loss, casualty, or destruction, have not been sold or otherwise disposed of (except for such thefts, losses, casualties, destruction, sales or dispositions which are immaterial in amount and within the range customarily experienced by Seller Parties). Except as set forth in the immediately preceding sentence, each Rental Vehicle and Support Vehicle (in each case, including each Owned Vehicle) is readily available to Seller Entities for use in connection with the Acquired Business.

                  (d) Seller Parties have adequate information systems consistent with Prudent Industry Practices to determine the location (or, if rented, the location to which it is assigned) of each Rental Vehicle and Support Vehicle (in each case, including each Owned Vehicle) used or held for use by any Seller Entity in connection with the Acquired Business.

         Section 3.8 Absence of Changes. Since December 31, 2001, (i) except for the filing of the Petitions, the Acquired Business has been conducted and operated in the ordinary course consistent with past practice and Prudent Industry Practices, (ii) there has not been any Material Adverse Effect, (iii) the Acquired Business has not experienced any material damage (whether or not physical), destruction or loss (whether or not covered by insurance) to its tangible property, software or electronic systems, in each case owned by Seller Entities and used in connection with the Acquired Business and (iv) there has been no material change in the accounting principles, practices, methods or policies of Seller Entities.

         Section 3.9 No Undisclosed Liabilities.

                  (a) Except (i) as and to the extent reflected on the June 30 Balance Sheet or (ii) as incurred on or after July 1, 2002 in the ordinary course of the Acquired Business consistent with past practice, neither the Acquired Business nor the Acquired Companies are subject to, and the Acquired Assets are not subject to, any Liabilities or Encumbrances (other than Assumed Liabilities and Permitted Encumbrances). Section 3.9(a) of the Seller Parties Disclosure Schedule contains true, accurate and correct copies of all Contracts (except for such Contracts so indicated therein) evidencing indebtedness for borrowed money of each Acquired Company as of June 30, 2002 or as of a date after June 30, 2002 and the respective amounts outstanding thereunder as of such date. The proceeds from each such borrowing have been used solely in the Acquired Business conducted by the Acquired Company that has incurred such indebtedness or any of its Subsidiaries.

                  (b) Except as set forth in Section 3.9(b) of the Seller Parties Disclosure Schedule, no Acquired Company is under any obligation (whether pursuant to a writing, oral statement, course of dealing or otherwise) to fund, underwrite, provide vehicles or financing therefor, or guarantee or otherwise support, in whole or in part, any obligations of Franchisees, Dealers, agents or other Third Parties. Except as set forth Section 3.9(b) of the Seller Parties Disclosure Schedule, no Contract with any Franchisee, Dealer or agent relating to the Acquired Business has any guarantee of income or volume, and no such agreement provides for any financial recourse to any Seller Entity in the event that income or volume goals are not met or for any other reason.

                  (c) Section 3.9(c) of the Seller Parties Disclosure Schedule sets forth the amounts due by Seller Entities to each Vehicle Manufacturer or any Affiliates thereof as of June 30, 2002, the maturity date(s) thereof and any Encumbrances created or purported to be created as collateral therefor.

                  (d) Except as set forth in Section 3.9(d) of the Seller Parties Disclosure Schedule, Seller Entities have made payments in full, when due, of all amounts payable under the TFFC MV Leases, and prior to the date of this Agreement none of such payments has been made with proceeds from draws under letters of credit issued pursuant to the Amended and Restated Credit Agreement.

                  (e) Section 3.9(e) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all letters of credit issued under the Amended and Restated Credit Agreement or pursuant to the DIP Financing as of the date hereof, including, with respect to each such letter of credit (i) the date of issuance, (ii) the expiration date, (iii) the amount, (iv) the amount of any draws thereunder and (v) the purpose for which such letter of credit was issued.

         Section 3.10 Accounts Receivable; Accounts Payable.

                  (a) Except as set forth in Section 3.10(a) of the Seller Party Disclosure Schedule, all accounts receivable of the Acquired Business arising after January 1, 2002 and prior to the Closing are shown in the Business Records, represent bona fide transactions and arose and will arise in the ordinary course of business. No such accounts receivable has been assigned or otherwise sold to any Person and no Seller Entity has discharged or agreed to discharge the obligor thereunder other than (i) upon such obligor making payment in full of all amounts due under each such account receivable or (ii) for a valid and legitimate business reason. For purposes of this Section 3.10(a), a valid and legitimate business reason shall not include addressing the cash or liquidity needs of Seller Entities.

                  (b) Section 3.10(b) of the Seller Parties Disclosure Schedule contains a list of accounts payable of the Acquired Business which are past due by at least one day as of July 1, 2002 based on their current terms or which contain payment terms that exceed 60 days. For each such account payable,
Section 3.10(b) of the Seller Parties Disclosure Schedule sets forth: (i) the payor and payee thereof; (ii) the amount outstanding thereunder; and (iii) the approximate number of days such account is past due. Seller Entities have not made any payments under any such accounts payable of the Acquired Business prior to the stated maturity thereof, other than for a valid and legitimate business reason.

         Section 3.11 Affiliate Transactions. Except as set forth in Section
3.11 of the Seller Parties Disclosure Schedule, the Acquired Companies are not a party to, nor are their properties or assets bound by, and none of the Acquired Assets or Assumed Liabilities will be comprised of, any Related Party Agreement. All Related Party Agreements have been effected, or provide for, as applicable, assets, property or services to be provided at Fair Market Value, at the date of the applicable Related Party Agreement. None of Seller Entities is party to any Contract with Ritz Services, Inc. which may not be terminated upon Closing with no cost to Buyer.

         Section 3.12 Compliance with Laws.


                  (a) Except as set forth in Section 3.12(a) of the Seller Parties Disclosure Schedule, (i) each Seller Entity has complied in all material respects with all Laws applicable to the Acquired Business or the Acquired Assets and (ii) no material investigation or review by any Governmental Body with respect to the Acquired Business or the Acquired Assets (including the Acquired Companies) or the Assumed Liabilities is or was pending, or, to the knowledge of Seller Parties, threatened, against any Seller Entity, nor has any Governmental Body indicated in writing an intention to conduct the same.

                  (b) Except as set forth in Section 3.12(b) of the Seller Parties Disclosure Schedule, none of Seller Entities has any unresolved regulatory complaints or investigations (whether initiated by one or more Franchisees, Dealers or a customer of Seller, its Subsidiaries or a Governmental
Body) relating to the Acquired Business, except for unresolved complaints or investigations which could not reasonably be expected to result in Liability to any Seller Party of $10,000 or more, individually, or $500,000 or more, in the aggregate.

         Section 3.13 Litigation.

                  (a) Except as set forth in Section 3.13(a) of the Seller Parties Disclosure Schedule, there is no action, suit, proceeding, investigation, pleading, charge, complaint, claim or demand ("Action") pending or, to the knowledge of Seller Parties, threatened, against any Seller Entity or any executive, officer or director thereof that relates to the Acquired Business, the Acquired Assets or the Assumed Liabilities or in respect of which an Acquired Company is a defendant, except for Actions pending or threatened which could not reasonably be expected to result in Liability to any Seller Party of $10,000 or more, individually or $750,000 or more, in the aggregate.

                  (b) Except as set forth in Section 3.13(b) of the Seller Parties Disclosure Schedule, none of Seller Entities, the Acquired Business, the Acquired Assets or the Assumed Liabilities or the assets or Liabilities of any Acquired Company is subject to any material outstanding order, writ, injunction, judgment or decree relating to methods of doing business or relationships with past, existing or future users or purchasers of services or assets of the Acquired Business. Seller Parties are in compliance in all material respects with all orders, writs, injunctions, judgments and decrees set forth in Section 3.13(b) of the Seller Parties Disclosure Schedule.

         Section 3.14 Corporate Locations; Permits; Etc.

                  (a) Section 3.14(a) of the Seller Parties Disclosure Schedule contains a true and correct list of all corporate locations at which Seller Entities conduct the business of the Acquired Business.

                  (b) Except as set forth in Section 3.14(b) of the Seller Parties Disclosure Schedule: (i) all of the business of the Acquired Business in Australia is conducted exclusively through the Australian Seller Entities; (ii) all of the business of the Acquired Business in Canada is conducted exclusively through the Canadian Seller Entities and through Franchisees which, together with Budget Rent a Car, are parties to franchise Contracts to be transferred to Buyer hereunder; and (iii) all of the business of the Acquired Business in New Zealand is conducted exclusively through the New Zealand Seller Entities.

                  (c) Section 3.14(c) of the Seller Parties Disclosure Schedule sets forth a true and correct list of all Permits and applications for such Permits with respect to the operation of the Acquired Business or the use, holding or ownership of any of the Acquired Assets, other than Permits that are not material to the operation of the Acquired Business or the use, holding or ownership of any of the Acquired Assets and which are readily obtainable by any Person without undue burden, expense or delay. Such Permits have been duly obtained from the appropriate Governmental Body in each applicable jurisdiction and are in full force and effect.

                  (d) Each holder of a Permit has operated in all material respects in compliance with all terms thereof. No event has occurred which permits the revocation or termination of any of the Permits or the imposition of any restriction thereon, or that would prevent any of the Permits from being renewed on a routine basis or in the ordinary course. Except as set forth in
Section 3.14(d) of the Seller Parties Disclosure Schedule, no Seller Party or Acquired Company is in default (either with the giving of notice or lapse of time or the occurrence of any other condition, event or circumstance) under any such Permit in any material respect.

                  (e) There are no Actions pending nor, to the knowledge of Seller Parties, threatened, that seek the revocation, cancellation, suspension, modification or refusal to renew of any such Permit and the transactions contemplated by this Agreement and the Ancillary Agreements shall not cause any such revocation, cancellation, suspension, modification or refusal to renew any such Permits. All required filings with respect to such Permits have been timely made and all required applications for renewal thereof have been timely filed. There is not now issued, outstanding or, to the knowledge of Seller Parties, threatened, any notice by any Governmental Body of violation or complaint, or any application or proceeding (other than applications, proceedings, or complaints that generally affect Seller Parties' industry as a whole) relating to the Acquired Business or the Acquired Assets.

         Section 3.15 Contracts.

                  (a) Section 3.15(a) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all franchise, prime license, license, dealer or agency Contracts to which any Seller Entity is a party and which relate to the Acquired Business.
Section 3.15(a) of the Seller Parties Disclosure Schedule provides: (i) for each franchise, prime license and license Contract the date (including the date of any amendments thereof), (ii) for each franchise, prime license, license and Dealer Contract the names of the Franchisee or Dealer and Seller Entity party thereto, (iii) for each franchise, prime license, license and Dealer Contract the applicable fee and royalty arrangement (whether flat, royalty free, or flat and royalty component), (iv) for each such Contract an indication of whether such Franchisee or Dealer (that conducts business under the Budget brand name) participates in the association and CorpRate programs of the Acquired Business and (v) for each such Contract whether such agreement applies to cars, trucks, or both. Except as set forth in Section 3.15(a) of the Seller Parties Disclosure Schedule, all dealer or agency Contracts listed therein entered into in connection with Seller Entities' truck rental business, (i) may be terminated by Seller Entities by giving 90 days' (or such shorter period specified therein) notice to the relevant Dealer, without (A) any penalty or other payment by any of Seller Entities, (B) imposing any requirement that Seller Entities sell or dispose of any assets or properties and (C) imposing any limitations on the conduct of business by any Seller Entity and (ii) do not require any Dealer or agent thereunder to make payments to Seller Parties in connection with any services other than certain information services or support provided by Seller Parties to such Dealer or agent in connection therewith.

                  (b) Section 3.15(b) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all marketing Contracts to which any Seller Entity is a party and which relate to the Acquired Business. For each such Contract, Section 3.15(b) of the Seller Parties Disclosure Schedule provides: (i) the date (including the date of any amendments thereof), (ii) the names of the parties thereto and (iii) the type of service provided. Except as set forth in Section 3.15(b) of the Seller Parties Disclosure Schedule, all marketing Contracts listed therein may be terminated by Seller Entities by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment on any of Seller Entities, (ii) imposing any requirement that Seller Entities sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Entity.

                  (c) Section 3.15(c) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all CorpRate Contracts to which any Seller Entity is a party and which relate to the Acquired Business as conducted by such Persons, in which the receipts thereunder exceeded in the most recently concluded calendar year, or are reasonably expected to exceed during the calendar year ending on December 31, 2002, $50,000. Except as set forth in
Section 3.15(c) of the Seller Parties Disclosure Schedule, all CorpRate Contracts listed therein may be terminated by Seller Entities by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment on any of Seller Entities, (ii) imposing any requirement that Seller Entities sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Entity.

                  (d) Section 3.15(d) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all association Contracts to which any Seller Entity is a party and which relate to the Acquired Business, in which the receipts thereunder exceeded in the most recently concluded calendar year, or are reasonably expected to exceed during the calendar year ending on December 31, 2002, $50,000. Except as set forth in Section 3.15(d) of the Seller Parties Disclosure Schedule, all association Contracts listed therein may be terminated by Seller

Entities by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment on any of Seller Entities, (ii) imposing any requirement that Seller Entities sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Entity.

                  (e) Section 3.15(e) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all joint venture, limited liability company and partnership Contracts to which any Seller Entity is a party and which relate to the Acquired Business.

                  (f) Section 3.15(f) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all affiliation Contracts (including airline loyalty or similar programs) to which any Seller Entity is a party and which relate to the Acquired Business. Except as set forth in Section 3.15(f) of the Seller Parties Disclosure Schedule, all affiliation Contracts listed therein may be terminated by Seller Entities by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment on any of Seller Entities, (ii) imposing any requirement that Seller Entities sell or dispose of any assets or properties and
(iii) imposing any limitations on the conduct of business by any Seller Entity.

                  (g) Section 3.15(g) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all general sales agency, travel agency and tour operator Contracts, to which any Seller Entity is a party and which relate to the Acquired Business. Except as set forth in Section 3.15(g) of the Seller Parties Disclosure Schedule, all general sales agency, travel agency and tour operator Contracts listed therein may be terminated by Seller Entities by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment on any of Seller Entities, (ii) imposing any requirement that Seller Entities sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Entity.

                  (h) Section 3.15(h) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all Contracts with Vehicle Manufacturers, including Repurchase Programs, which relate to the Acquired Business.

                  (i) Section 3.15(i) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all bus and truck lease Contracts (other than the TFFC MV Leases and the Ford MV Lease) to which any Seller Entity is a party.

                  (j) Section 3.15(j) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all fuel supply Contracts to which any Seller Entity is a party and which relate to the Acquired Business. Except as set forth in Section 3.15(j) of the Seller Parties Disclosure Schedule, all fuel supply Contracts listed therein may be terminated by Seller Entities by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment on any of Seller Entities, (ii) imposing any requirement that Seller Entities sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Entity.

                  (k) Section 3.15(k) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all vendor (including reservation services, and benefit service providers) Contracts to which any Seller Entity is a party and which relate to the Acquired Business, in which the aggregate payments thereunder exceeded in the most recently concluded calendar year, or are reasonably expected to exceed during the calendar year ending on December 31, 2002, $100,000 or which is not in the ordinary course of business. Except as set forth in Section 3.15(k) of the Seller Parties Disclosure Schedule, all vendor Contracts listed therein may be terminated by Seller Entities by giving 90 days' (or such shorter period specified therein) notice to the other party thereof, without (i) any penalty or other payment on any of Seller Entities,
(ii) imposing any requirement that Seller Entities sell or dispose of any assets or properties and (iii) imposing any limitations on the conduct of business by any Seller Entity.

                  (l) Section 3.15(l) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all collective bargaining Contracts to which any Seller Entity is a party and which relate to the Acquired Business.

                  (m) To the extent not disclosed or not required to be disclosed in Sections 3.9, 3.15(a) through 3.15(l), 3.15(n), 3.15(u), 3.16(a)
through 3.16(h), 3.17(a), 3.18(b), 3.18(c), 3.19(a), 3.22, 3.25 and 3.28(b),
Section 3.15(m) of the Seller Parties Disclosure Schedule contains a true, complete and accurate list of all Contracts relating to the Acquired Business
(x) which involve (or could reasonably be expected to involve) the receipt or payment in any calendar year of more than $100,000 or which is not terminable without Liability, penalty or premium (whether imposed by contract, Law, regulation or otherwise) on 30 or fewer days' notice, (y) with customers which accounts for 0.5% or more of the revenues of the Acquired Business in the last fiscal year or (z) which was not entered into in the usual and ordinary course of business consistent with past practice.

                  (n) Section 3.15(n) of the Seller Parties Disclosure Schedule contains a true, correct and complete copy of all Contracts (except for such Contracts so indicated therein) to which any Seller Entity is a party which evidence the obligations of Seller Entities under or with respect to the Assumed Indebtedness to which Seller Parties are a party as of the date of this Agreement.

                  (o) Except as specifically set forth in Section 3.15(o) of the Seller Parties Disclosure Schedule, Seller Parties have made available to Buyer or its representatives true, correct and complete copies of all Contracts listed on or required to be disclosed pursuant to Section 3.15(a) through Section 3.15(n) and Section 3.15(u) each a "Business Contract." None of the Contracts set forth in Section 3.15(o) of the Seller Parties Disclosure Schedule is required to be disclosed in Sections 3.15(a) (other than the agency agreements listed on Section 3.15(o) of the Seller Parties Disclosure Schedule) or is otherwise material to the Acquired Business, individually or together with any other Contracts listed in Section 3.15(o) of the Seller Parties Disclosure Schedule.

                  (p) Each Business Contract complies with all applicable Laws and is valid, binding and enforceable against each Seller Entity that is a party thereto and the Third Parties party thereto in accordance with its terms. Except as set forth in Section 3.15(p) of the Seller Parties Disclosure Schedule, each Seller Entity and, to the knowledge of Seller Parties, each counterparty to any Business Contract is performing its obligations thereunder, and is not in violation, conflict with, or breach of any provision of, or has lost any benefit under, or acted in a manner that would constitute a default (or allowed to occur an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Encumbrance upon any of the Acquired Assets or the respective properties or assets of the Acquired Companies, except that Seller Parties have not made certain payments under certain Business Contracts (other than the TFFC MV Leases) in connection with or in anticipation of the Chapter 11 Cases. No Assumed Contract has been originated, or is subject to, the Laws of any jurisdiction which would make the transfer and assignment of such Assumed Contract unlawful.

                  (q) Except as described in Section 3.15(q) of the Seller Parties Disclosure Schedule, with respect to each Business Contract, none of the rights or remedies under such Contracts in favor of Seller or any of its Subsidiaries have been amended, modified, waived, supplemented, subordinated or otherwise altered other than in good faith and in the ordinary course of business and all the terms of each Business Contract (including any such amendment, modification, waiver, supplement, subordination or other alteration of any Business Contract) are included among the Documents made available to Buyer or its representatives prior to the date hereof and to be transferred to Buyer pursuant to Section 2.8(c).

                  (r) Except as set forth in Section 3.15(r) of the Seller Parties Disclosure Schedule, each franchise, license and dealer Contract was issued on a standard form, generally used by Seller Entities to enter into such type of Contract at such time in connection with the Acquired Business.

                  (s) Except as set forth in Section 3.15(s) of the Seller Parties Disclosure Schedule, none of Seller Entities is a party to any Contract in connection with the Acquired Business that purports to (x) restrict the freedom of any Seller Entity or any of its Affiliates to compete or engage in any line of business or with any Person or in any geographical area or territory, in each case, for any length of time or under any brand name, trademarks or tradenames or (y) require any Seller Entity or any of its Affiliates to conduct business exclusively with one or more Persons in a specified territory or geographical area.

                  (t) None of the Seller Entities is a party to any Contract, except for (i) the Contracts set forth in Sections 3.9, 3.15(a) through 3.15(s), 3.15(u), 3.16(a) through (h), 3.17(a), 3.18(b), 3.18(c), 3.19(a), 3.22(c), 3.25,
and 3.28(b) of the Seller Parties Disclosure Schedule, (ii) such other Contracts to which any of the Seller Entities is a party but are not required to be disclosed therein and (iii) in the case of Seller Parties, Contracts that constitute Excluded Assets.

                  (u) Except as set forth in Section 3.15(u) of the Seller Parties Disclosure Schedule, none of Seller Entities is a party to any "barter" agreements with respect to the Acquired Business, nor is any Seller Entity liable for any outstanding barter obligations nor the owner of any outstanding barter receivables with respect to the Acquired Business.

         Section 3.16 Real Estate.

                  (a) Section 3.16(a) of the Seller Parties Disclosure Schedule contains a complete and correct list of all Leases. Prior to the date hereof, true, correct and complete copies of all Leases relating to the Leased Premises and all amendments thereto have been made available by Seller Parties to Buyer, except for the leases under which Seller Parties are required to make monthly lease payments of not more than $2,500 individually and which are set forth in
Section 3.16(a) of the Seller Parties Disclosure Schedule. All such Leases are valid, binding and in full force and effect and are enforceable by the lessee thereunder and, except as set forth in Section 3.16(a) of the Seller Parties Disclosure Schedule, grant such lessee the exclusive right to use and occupy the Leased Premises. Each applicable Seller Entity, as applicable, has, and shall have as of the Closing, good and valid leasehold title to each of the Leased Premises. Except as set forth in Section 3.16(a) of the Seller Parties Disclosure Schedule, all material covenants to be performed by the applicable Seller Entity, as applicable, and, to the knowledge of Seller Parties, all material covenants to be performed by the lessor or sublessor under each Lease, have been performed in all material respects, and no event has occurred or circumstance exists which, with the delivery of notice or the passage of time or both, would constitute such a breach or default by the applicable Seller Entity, or the lessor or sublessor, or which would permit the termination, modification or acceleration of performance of the obligations of the applicable Seller Entity, or the lessor or sublessor, under any Lease, except for such violations, breaches, defaults, terminations, cancellations, accelerations, creations, impositions, suspensions, or revocations that are excused by or unenforceable as a result of Seller Parties' filing of the Petition(s), and except that Seller Parties have not made certain payments under certain Leases in connection with or in anticipation of the Chapter 11 Cases.

                  (b) Section 3.16(b) of the Seller Parties Disclosure Schedule contains a true, correct and complete list of all Owned Real Property, including the address of each parcel of Owned Real Property, the Seller Entity which owns such Owned Real Property and the current use (or uses) of such Owned Real Property. The applicable Seller Entities have, and shall have as of the Closing, good, valid and marketable title in fee simple to each of the Owned Real Property and to all buildings, structures and other improvements thereon and all fixtures thereto (other than leased equipment), in each case, free and clear of any Encumbrances (other than Permitted Property Encumbrances) and except as set forth in Section 3.16(b) of the Seller Parties Disclosure Schedule.

                  (c) Except as set forth in Section 3.16(c) of the Seller Parties Disclosure Schedule, no Seller Entity has received any written notice that (i) any condemnation proceeding is pending or threatened with respect to the Premises or (ii) any material zoning, building or similar law, code, ordinance, order or regulation is or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Premises.

                  (d) No certificate, permit or license from any Governmental Body having jurisdiction over any of the Premises or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Premises or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Premises has not been obtained or is not in full force and effect, and, to the knowledge of Seller Parties, there is no pending threat of modification or cancellation of any of the same.

                  (e) Except as set forth in Section 3.16(e) of the Seller Parties Disclosure Schedule, all buildings, structures and other improvements on any of the Premises and all fixtures thereto are structurally sound with no known material defects and are in good operating condition and repair and are adequate for the use and operation of the Premises to which they relate in the conduct of the Acquired Business as presently conducted and require no maintenance, repairs or replacements, except for ordinary routine maintenance, repairs or replacements, which are not material in nature or cost.

                  (f) Except as set forth in Section 3.16(f) of the Seller Parties Disclosure Schedule, no Seller Entity is a party to, or is obligated under any option, right of first refusal or other contractual right to sell, dispose of or lease any of the Premises or any portion thereof or interest therein to any Person or entity other than Buyer.

                  (g) Subject to the entry of the 365 Order, except as set forth in Section 3.16(g) of the Seller Parties Disclosure Schedule, no consent is required for the assignment of any Lease contemplated hereby.

                  (h) Prior to the date hereof, except as set forth in Section 3.16(h) of the Seller Parties Disclosure Schedule, Seller Parties have made available to Buyer for review true, correct and complete copies of all deeds, mortgages, surveys, licenses, leases, title insurance policies (including any underlying documents relating to Encumbrances), if any, or equivalent documentation with respect to the Premises and other material documents relating to or affecting the title to the Premises. The agreements, instruments and documents listed in Section 3.16(h) of the Seller Parties Disclosure Schedule are not, individually or together with any other agreements, instruments or documents listed therein, material to the Acquired Business.

         Section 3.17 Airport Concessions.

                  (a) Section 3.17(a) of the Seller Parties Disclosure Schedule contains a complete and correct list of all airport concessions or licenses (whether evidenced in the form of a Contract or otherwise) entered into by, granted to or applicable to any Seller Entity and which relate to the Acquired Business (collectively, "Airport Concessions"). Prior to the date hereof true, correct and complete copies of all Airport Concessions have been made available by Seller Parties to Buyer. Except as set forth in Section 3.17(a) of the Seller Parties Disclosure Schedule, all Airport Concessions are valid, binding and in full force and effect and are enforceable by Seller Entity as concessionaire (or licensee, however designated, the "Concessionaire") thereunder.

                  (b) Except as set forth in Section 3.17(b) of the Seller Parties Disclosure Schedule, each Airport Concession grants the applicable Concessionaire (a) the right to use and occupy the counter areas in the terminals on an exclusive basis and the right to use and occupy the rental operations area and related parking areas designated therein and (b) non-exclusive right to use and occupy such other areas of the applicable airport as may be necessary or convenient for the operation of the Acquired Business at such airport. Except as set forth in

Section 3.17(b) of the Seller Parties Disclosure Schedule, all material covenants to be performed by the applicable Seller Entity and, to the knowledge of Seller Entities, all material covenants to be performed by (x) the applicable airport authority or airport operator or (y) the applicable Franchisee under each Airport Concession, have been performed in all material respects, and no event has occurred or circumstance exists which, with the delivery of notice or the passage of time or both, would constitute a breach or default under the applicable Airport Concession, or which would permit the termination, modification or revocation of such Airport Concession, except that Seller Parties have not made certain payments under certain Airport Concessions in connection with or in anticipation of the Chapter 11 Cases.

                  (c) Subject to the entry of the 365 Order, except as set forth in Section 3.17(c) of the Seller Parties Disclosure Schedule, no consent is required for the assignment of any Airport Concession contemplated hereby.

         Section 3.18 Employee; Employee Benefit Matters.

                  (a) Section 3.18(a) of the Seller Parties Disclosure Schedule sets forth a true, complete and correct list, as of June 23, 2002, of each employee of Seller Parties in connection with the Acquired Business ("Seller Parties Employees") and of each Acquired Company, ("Acquired Company Employees", and together with the Seller Parties Employees, the "Seller Entities Employees"), together with each such employee's (i) starting date of employment,
(ii) job title, (iii) present hourly or, if salaried, annual compensation rate and (iv) status of employment (i.e., active, inactive, leave of absence, short or long-term disability, etc.).

                  (b) Except as set forth in Section 3.18(b) of the Seller Parties Disclosure Schedule, there are no employment contracts or severance agreements with any Seller Entity Employees, and no Seller Entities Employee is a party to (or otherwise the beneficiary of) any agreement or arrangement which could give rise to any such employee becoming entitled to any severance, termination or other comparable payments or benefits. Except as set forth in
Section 3.18(b) of the Seller Parties Disclosure Schedule, there are no consulting or similar agreements with any Person providing for the rendering of consulting or similar services to any Seller Entity in connection with the Acquired Business and the payment by any Seller Entity of compensation of any kind in consideration of any such services.

                  (c) Section 3.18(c) of the Seller Parties Disclosure Schedule sets forth a true and complete list of all Benefit Plans. With respect to each Benefit Plan, where applicable, Seller Parties have delivered or made available to Buyer: (i) except as set forth in Section 3.18(c) of the Seller Parties Disclosure Schedule, true and complete copies of the Benefit Plan and any amendments thereto (or if the Benefit Plan is not a written Benefit Plan, a written description thereof), (ii) any related trust or other funding vehicle,
(iii) any reports or summaries required under applicable Law, (iv) the most recent determination letter received from the IRS with respect to each Benefit Plan intended to qualify under section 401 of the Code and (v) any material communications to employees. Each Benefit Plan has been established, operated and administered in all material respects in accordance with its terms and all applicable Laws, including ERISA and the Code and any analogous Law of the relevant jurisdictions to the extent applicable. Each Pension Plan which is intended to be qualified under section 401(a) of the Code has received a favorable determination letter from the IRS that it is so qualified, and, to the knowledge of Seller Parties, no circumstances exist that could reasonably be expected to result in revocation of any such favorable determination letter. The Seller Parties have caused to be timely filed with the Pension Benefit Guaranty Corporation any required notice of a "reportable event" (as defined in Section 4043 of ERISA) that has occurred with respect to each Pension Plan that is intended to be qualified under section 401(a) of the Code.

                  (d) No liability under Title IV or section 302 of ERISA has been incurred by any Seller Entity or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to Buyer of incurring any liability under Title IV or section 302 of ERISA in respect of Seller or any ERISA Affiliate, other than liability for premiums due the Pension Benefit Guaranty Corporation (which premiums have been paid when due). Insofar as the representation made in this Section 3.18(d) applies to sections 4064, 4069 or 4204 of Title IV of ERISA, it is made with respect to any employee benefit plan, program, agreement or arrangement subject to Title IV of ERISA to which Seller or any ERISA Affiliate made, or was required to make, contributions during the five-year period ending on the last day of the most recent plan year ended prior to the Closing Date. No Benefit Plan is a single-employer plan (as defined in section 3(41) of ERISA) subject to Title IV or section 302 of ERISA except the Budget Group, Inc. Employees' Pension Plan (the " Budget Pension Plan"). With respect to the Budget Pension Plan, as reported in the January 2002 Actuarial Valuation Report as of January 1, 2001 for the Plan Year and Taxable Year Ending December 31, 2001 (the "Actuarial Valuation Report"), as of January 1, 2001 the market value of assets held in trust with respect to the Budget Pension Plan exceeds the actuarial accrued liability thereunder, based on the actuarial assumptions used for ongoing plan funding purposes in the Actuarial Valuation Report.

                  (e) The PBGC has not instituted proceedings to terminate any Benefit Plan that is subject to Title IV or section 302 of ERISA (each, a "Title IV Plan"), and no condition exists that presents a material risk that such proceedings will be instituted.

                  (f) Except as set forth in Section 3.18(f) of the Seller Parties Disclosure Schedule, the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements will not, either alone or in combination with another event, (i) entitle any current or former employee or officer of any Seller Entity to sale or retention bonuses, severance pay, unemployment compensation or any other payment, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due, any such employee or officer or (iii) require the immediate funding or financing of any compensation or benefits which, in each case, could reasonably become a Liability of Buyer. Except as set forth in Section 3.18(f) of the Seller Parties Disclosure Schedule, no amounts payable under the Benefit Plans will fail to be deductible for federal income tax purposes by virtue of section 162(m) or section 280G of the Code.

                  (g) Section 3.18(g) of the Seller Parties Disclosure Schedule sets forth each Title IV Plan covering current or former employees of any Seller Entity that is a "multiemployer plan," as defined in section 3(37) of ERISA. With respect to each such Title IV Plan that is a "multiemployer pension plan":
(i) no Seller Party nor any ERISA Affiliate has made or suffered a "complete withdrawal" or a "partial withdrawal," as such terms are respectively defined in sections 4203 and 4205 of ERISA (or any liability resulting therefrom has been satisfied in full), (ii) no event has occurred that presents a material risk of a partial withdrawal, (iii) no Seller Party nor any ERISA Affiliate has any contingent liability under section 4204 of ERISA and (iv) to the knowledge of Seller Parties, no circumstances exist that present a material risk that any such plan will go into reorganization.

                  (h) Except as set forth in Section 3.18(h) of the Seller Parties Disclosure Schedule, no Benefit Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for any present or former employees of any Seller Entity for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable Law, (ii) death benefits under any "pension plan" or
(iii) benefits the full cost of which is borne by such employee of any Seller Entity (or his or her beneficiary). Except as set forth in Section 3.18(h) of the Seller Parties Disclosure Schedule, no Seller Entity has ever represented, promised or contracted (whether in oral or written form) to any employee(s) that such employee(s) would be provided with retiree health or life benefits which could reasonably be expected to result in Liability to Buyer.

                  (i) No Seller Entity, any ERISA Affiliate, or any Benefit Plan, any trust created thereunder nor any trustee or administrator thereof has engaged in a transaction or has taken or failed to take any action in connection with which any such Person or any party dealing with the Benefit Plans or any such trust could be subject to either a civil penalty assessed pursuant to section 409 or 502(i) of ERISA or a tax imposed pursuant to section 4975 or 4976 of the Code which could reasonably become a Liability of Buyer.

                  (j) With respect to each Foreign Benefit Plan: (i) all employer and employee contributions to each Foreign Benefit Plan required by Law or by the terms of such Foreign Benefit Plan have been made, or if applicable, accrued in accordance with GAAP, (ii) the fair market value of the assets of each funded Foreign Benefit Plan, the liability of each insurer for any Foreign Benefit Plan funded through insurance or the book reserve established for any Foreign Benefit Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the Closing Date, with respect to all current and former participants in such plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Benefit Plan and no transaction contemplated by this Agreement shall cause such assets or insurance obligations to be less than such benefit obligations and (iii) each Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Bodies.

                  (k) There has been no material failure of a U.S. Benefit Plan that is a group health plan (as defined in section 5000(b)(1) of the Code) to meet the requirements of section 4980B(f) of the Code with respect to a qualified beneficiary (as defined in section 4980B(g) of the Code). No Seller Party nor any ERISA Affiliate has contributed to a nonconforming group health plan (as defined in section 5000(c) of the Code) and no ERISA Affiliate of any Seller Party has incurred a tax under section 5000(a) of the Code which could reasonably become a liability of Buyer or any of its Subsidiaries.

                  (l) Except as set forth in Section 3.18(f) of the Seller Parties Disclosure Schedule, there are no pending or, to the knowledge of Seller Parties, threatened or anticipated claims by or on behalf of any Benefit Plan, by any employee or beneficiary under any Benefit

Plan or otherwise involving any Benefit Plan (other than routine and immaterial claims for benefits).

         Section 3.19 Labor Relations and Employment.

                  (a) Except to the extent set forth in Section 3.19(a) of the Seller Parties Disclosure Schedule: (i) there is no labor strike, dispute, slowdown, stoppage or lockout actually pending, or to the knowledge of Seller Parties, threatened against or affecting any material portion of the Acquired Business, (ii) no union or similar labor organization or employee association claims to represent the employees of any Seller Entity other than under the collective bargaining agreements listed in Section 3.19(a) of the Seller Parties Disclosure Schedule, (iii) no Seller Entity is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules, works councils, or practices agreed to with any labor organization or employee association applicable to employees of any Seller Entity, (iv) to the knowledge of Seller Parties, there are no current union organizing activities, nor has there been any union organizing activity within the past two years among the employees of any Seller Entity, (v) there are no written personnel policies, handbooks, manuals rules or procedures applicable to employees of any Seller Entity, other than those set forth in Section 3.19(a) of the Seller Parties Disclosure Schedule, true and correct copies of which have heretofore been delivered or made available to Buyer, (vi) each Seller Entity has at all times been in material compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health with respect to employees of Seller Entities, and are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable Law, with respect to employees of any Seller Entity, (vii) there is no unfair labor practice charge or complaint against any of Seller Entities pending or, to the knowledge of Seller Parties, threatened before the National Labor Relations Board or any similar state, local or foreign agency with respect to employees of any Seller Entity, (viii) there is no grievance arising out of any collective bargaining agreement or other grievance procedure with respect to employees of any Seller Entity pending or, to the knowledge of Seller Parties, threatened against any of Seller Entities,
(ix) no charges with respect to or relating to any employees of any Seller Entity or against any Acquired Company are pending or, to the knowledge of Seller Parties, threatened before the Equal Employment Opportunity Commission or any other agency responsible for the prevention of unlawful employment practices, (x) no Seller Entity has received notice of the intent of any Governmental Body responsible for the enforcement of labor or employment laws to conduct an investigation with respect to or relating to the Acquired Business or the Acquired Companies and no such investigation is in progress and (xi) there are no Actions pending or, to the knowledge of Seller Parties, threatened in any forum by or on behalf of any present or former employee of any Seller Entity or any applicant for employment or classes of the foregoing alleging that any Seller Entity engaged in any conduct that constitutes, or could reasonably be expected to constitute a breach of any express or implied contract or employment, any Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

                  (b) During the past two years, Seller Entities (with respect to the Acquired Business) have not effectuated: (i) a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any Seller Entity (with respect to the Acquired Business); or (ii) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of Seller (with respect to the Acquired Business)); nor has any Seller Entity been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign Law.

         Section 3.20 Customers. Except as set forth in Section 3.20 of the Seller Parties Disclosure Schedule, Seller Entities and, to the knowledge of Seller Parties, each Person acting as an agent (including all Franchisees and Dealers) of the Acquired Business, is in compliance in all material respects with all Laws having the purpose or effect of prohibiting unlawful discrimination against customers or potential customers.

         Section 3.21 Environmental Matters. Except as set forth in Section 3.21 of the Seller Parties Disclosure Schedule:

                  (a) The Acquired Business and Seller Entities are in compliance in all material respects with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by the Acquired Business, Seller Entities of all Permits required under applicable Environmental Laws, and compliance with the terms and conditions thereof. None of the Acquired Business or Seller Entities has received any communication (written or oral), whether from a Governmental Body, citizens group, employee or otherwise, that alleges that any Seller Entity or the Acquired Business is not in such compliance, and, to the knowledge of Seller Parties, there are no circumstances that may prevent or interfere with such compliance in the future. All Permits currently held by the Acquired Business or Seller Entities pursuant to the Environmental Laws are identified in Section 3.21(a) of the Seller Parties Disclosure Schedule.

                  (b) Except as set forth in Section 3.21(b) of the Seller Parties Disclosure Schedule, there is no Environmental Claim pending or, to the knowledge of Seller Parties, threatened against the Acquired Business, any Seller Entity or Acquired Asset or, to the knowledge of Seller Parties, against any Person whose Liability for any Environmental Claim any Seller Entity has or may have retained or assumed either contractually or by operation of Law.

                  (c) Except as set forth in Section 3.21(c) of the Seller Parties Disclosure Schedule, there are no past or present actions, activities, circumstances, conditions, events or incidents, including the release, emission, discharge, presence or disposal of any Material of Environmental Concern that could form the basis of any Environmental Claim against any Seller Entity, the Acquired Business, or Acquired Assets or, to the knowledge of Seller Parties, against any Person whose Liability for any Environmental Claim the Acquired Business or any Seller Entity has or may have retained or assumed either contractually or by operation of Law.

                  (d) Without limiting the generality of the foregoing, (i) all on-site locations where any Seller Entity, or the Acquired Business has stored or disposed of Materials of Environmental Concern are identified in Section 3.21(d) of the Seller Parties Disclosure Schedule, (ii) all underground storage tanks, and the capacity and contents of such tanks, located at any Acquired Asset or property owned, operated, or leased by any Seller Entity, or the Acquired Business are identified in Section 3.21(d) of the Seller Parties Disclosure Schedule,

(iii) except as set forth in Section 3.21(d) of the Seller Parties Disclosure Schedule, there is no asbestos contained in or forming part of any building, building component, structure or office space at any Acquired Asset or property owned, operated, or leased by any Seller Entity, or the Acquired Business, (iv) except as set forth in Section 3.21(d) of the Seller Parties Disclosure Schedule, no polychlorinated biphenyls (PCB's) are used or stored by any Seller Entity, or to the knowledge of Seller Parties, by any other Person, at any Acquired Asset or property owned, operated, or leased by any Seller Entity, or the Acquired Business and (v) except as set forth in Section 3.21(d) of the Seller Parties Disclosure Schedule, all underground storage tanks owned, operated, or leased by any Seller Entity, or the Acquired Business, and which are subject to regulation under the federal Resource Conservation and Recovery Act (or equivalent state or local law regulating underground storage tanks) meet the technical standards prescribed at Title 40 Code of Federal Regulations Part 280 which became effective December 22, 1998 (or any applicable state or local law requirements which are more stringent than such technical standards or which became effective before such date).

         Section 3.22 Intellectual Property.

                  (a) As used herein, the term "Intellectual Property" means all of the following used or held for use in the Acquired Business and any applications or registrations therefor: trademarks, service marks, trade names, Internet domain names, designs, logos, slogans and general intangibles of like nature, together with all goodwill (collectively, "Trademarks"); patents, copyrights; computer programs, including any and all software implementations of algorithms, models and methodologies whether in source code or object code form, databases and compilations, including any and all data and collections of data, all documentation, including user manuals and training materials, related to any of the foregoing and the content and information contained on any Web site (collectively, "Software"); and confidential or proprietary information, technology, know-how, customer lists, Personal Information, inventions, processes, models and methodologies (collectively, "Trade Secrets").

                  (b) Section 3.22(b) of the Seller Parties Disclosure Schedule sets forth, for all Intellectual Property owned by any Seller Entity, a complete and accurate list, of all United States domestic and foreign: (i) patents and patent applications, (ii) Trademark registrations (including Internet domain name registrations) and applications and material unregistered Trademarks, (iii) copyright registrations, copyright applications and material unregistered copyrights and (iv) Software which is owned by any Seller Party or any Acquired Company ("Proprietary Software").

                  (c) Section 3.22(c) of the Seller Parties Disclosure Schedule sets forth a complete and accurate list of all Contracts granting, obtaining, or restricting any right to use or practice any rights under any Intellectual Property other than, with respect to Software, readily available off-the-shelf Software subject to shrink wrap or click-through licenses, to which any Seller Entity is a party, including license agreements, settlement agreements and covenants not to sue (collectively, the "License Agreements"), and identifies which License Agreements (i) grant to a Third Party any Intellectual Property rights, (ii) grant to a Seller Entity any Intellectual Property rights, (iii) restrict the use by any Seller Entity of Intellectual Property owned by any Seller Entity and (iv) relate to the Acquired Business.

                  (d) Except as set forth in Section 3.22(d) of the Seller Parties Disclosure Schedule: (i) Seller Entities own or have the right to use all Intellectual Property, free and clear of all Encumbrances; (ii) all Intellectual Property owned or used by any Seller Entity has been duly maintained, is valid and subsisting, in full force and effect and has not been cancelled, expired or abandoned; (iii) there are no actions that must be taken by any Seller Entity within 120 days from the date hereof, including filings or payments with the United States Patent and Trademark Office or such other appropriate United States domestic or foreign Governmental Body for purposes of obtaining, maintaining, perfecting, preserving, or renewing any rights in the Intellectual Property owned by any Seller Entity; (iv) no Seller Entity is infringing or otherwise violating the intellectual property or other proprietary rights of any Third Party, nor has any Seller Entity received written notice from any Third Party within the last six years regarding any actual or potential infringement or other violation by Seller or any Subsidiary of any intellectual property or other proprietary right of such Third Party or challenging the validity of any Intellectual Property; (v) no Third Party is infringing or otherwise violating any Intellectual Property owned by any Seller Entity; (vi) no Seller Entity has licensed or sublicensed its rights in any Intellectual Property, or received or been granted any such rights, other than pursuant to the License Agreements; (vii) the License Agreements are valid and binding obligations of each Seller Entity party thereto, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute a default by the applicable Seller Entity (except (A) for such violations, breaches, defaults, terminations, cancellations, accelerations, creations, impositions, suspensions, or revocations that are excused by or unenforceable as a result of Seller Parties' filing of the Petition(s) and (B) that Seller Parties have not made certain payments under certain License Agreements in connection with or in anticipation of the Chapter 11 Cases) or, to the knowledge of Seller Parties, the Third Parties thereto, under any such License Agreement; (viii) each of Seller Entities takes all measures necessary to protect the confidentiality of Trade Secrets; (ix) no Trade Secret of any Seller Entity has been disclosed or authorized to be disclosed to any Third Party other than pursuant to a written nondisclosure agreement that adequately protects the applicable Seller Entity's proprietary interests in and to such Trade Secrets; (x) all Proprietary Software set forth in Section 3.22(b) of the Seller Parties Disclosure Schedule was either developed (A) by employees of Seller or any of its Subsidiaries within the scope of their employment or (B) by independent contractors who have assigned all of their rights to Seller or any of its Subsidiaries pursuant to written agreement; and (xi) none of Seller Entities share ownership of any Intellectual Property with any Third Party.

                  (e) Seller Entities have complied in all material respects with applicable data protection or privacy laws governing the use of personal information, including obtaining from customers express consent to use, store, display, distribute, and transfer, electronically or otherwise, such personal information. Seller Entities are in compliance in all material respects with any privacy policies or related policies, programs or other notices that concern the personal information collected by Seller Entities or through the Internet Web sites operated by or on behalf of the Company (the "Personal Information").

                  (f) Neither this Agreement nor the transactions contemplated by this Agreement or the Ancillary Agreements, will result in (i) the loss or impairment (except for such losses or impairments that are excused by or unenforceable as a result of Seller's or Seller Parties' filing of the Petition(s)) of any rights of any Seller Entity to own, use, or to bring any action for the infringement or other violation of, any of the Intellectual Property, nor will such consummation require the consent of any Third Party with respect of any Intellectual Property, (ii) any Third Party being granted rights or access to, or the placement in or release from escrow of, any Intellectual Property,
(iii) Buyer or any Seller Entity granting to any Third Party rights to Intellectual Property greater than the rights granted by Seller Entities pursuant to any License Agreement prior to the Closing, (iv) Buyer or any Seller Entity being bound by, or subject to, any non-compete or other restriction on the operation or scope of its businesses greater than the restrictions to which Seller Entities are bound prior to the Closing or (v) Buyer or any Seller Entity being obligated to pay any royalties or other amounts to any Third Party in excess of the amounts payable by Seller Entities prior to the Closing pursuant to any License Agreement.

         Section 3.23 Taxes.

                  (a) Except as set forth in Section 3.23(a)(i) through (iii) of the Seller Parties Disclosure Schedule:

                  (i) Each Seller Party has (A) duly and timely filed (or there has been filed on its behalf) with the appropriate Tax authority all income, sales and other material Tax Returns required to be filed by it, and all such Tax Returns are true, correct and complete and (B) timely paid in full (or there has been paid on its behalf) all Taxes due and payable or claimed to be due and payable from it by any Tax authority;

                  (ii) no United States federal, state, local or foreign audits or other administrative proceedings have formally commenced or are presently pending with regard to any income, sales or other material Taxes or Tax Returns of or including any Seller Party, and no notification has been received that such an audit or other proceeding is pending or threatened with respect to any such Taxes or any Tax Return; and

                  (iii) there are no Encumbrances for Taxes upon the Acquired Assets except for statutory liens for Taxes not yet due and payable.

                  (b) Except as set forth in Section 3.23(b)(i) through (xiv) of the Seller Parties Disclosure Schedule:

                  (i) each Acquired Company has (x) duly and timely filed (or there has been filed on its behalf) with the appropriate Tax authority all Tax Returns required to be filed by it, and all such Tax Returns are true, correct and complete, (y) timely paid (or there has been paid on its behalf) in full all Taxes due and payable and (z) established in the financial statements reserves that, as of the date thereof, were adequate for the payment of any Taxes not yet due and payable. Since the date of the most recent financial statements of each Acquired Company, none of the Acquired Companies has incurred any Liability for Taxes other than in the ordinary course of business consistent with past practice;

                  (ii) each Acquired Company has complied in all respects with all applicable Laws relating to the payment and withholding of Taxes and has, within the time and manner prescribed by Law, withheld and paid over to the proper Tax authority all amounts required to be withheld and paid over for all periods under all applicable Laws including withholding in connection with payments to employees, independent contractors, creditors, partners, stockholders or other Third Parties;

                  (iii) no waiver, extension or comparable consent given by any Acquired Company regarding the application of the statute of limitations with respect to any Taxes or Tax Return is outstanding nor is any request for any such waiver or consent pending. No deficiency for Taxes has been proposed or asserted against any Acquired Company that has not been resolved or paid in full;

                  (iv) no power of attorney which is currently in force has been granted by or with respect to any Acquired Company with respect to any Tax Return or matter relating to Taxes;

                  (v) no Acquired Company has been a member of any federal, state, local or foreign consolidated, unitary, combined, affiliated or similar group of corporations other than the group in which Seller is the common parent;

                  (vi) no United States federal, state, local or foreign audits or Actions have formally commenced or are presently pending with regard to any Taxes or Tax Returns of or including any Acquired Company, and no notification has been received that such an audit or Action is pending or threatened with respect to any Taxes due from or with respect to any Acquired Company or any Tax Return filed by or with respect to any Acquired Company;

                  (vii) no Acquired Company has agreed to, or is required to include in income any adjustment pursuant to section 481(a) of the Code (or any similar provision of state, local and foreign Law) by reason of a change in accounting method or otherwise (nor has any Tax authority proposed in writing any such adjustment or change of accounting method);

                  (viii) no Acquired Company has filed a consent pursuant to section 341(f) of the Code (or any predecessor provision) or agreed to have section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in section 341(f)(4) of the Code);

                  (ix) there are no Encumbrances for Taxes upon the assets or properties of any Acquired Company except for statutory liens for Taxes not yet due and payable;

                  (x) no jurisdiction where any Acquired Company does not file a Tax Return has made a claim that such Acquired Company is required to file a Tax Return for such jurisdiction;

                  (xi) no Acquired Company has entered into any agreement (whether written or oral) with respect to the performance of services for which payment thereunder would result in a non-deductible expense to such Acquired Company pursuant to sections 162 or 280G of the Code. No Person is entitled to receive any gross-up payment from any Acquired Company in the event that the excise Tax of section 4999(a) of the Code is imposed on such Person;

                  (xii) no Acquired Company is a party to, is bound by, or has an obligation under, any Tax sharing agreement, Tax indemnification agreement (other than (x) a customary commercial agreement to indemnify for Taxes contained in any Lease or (y) an employment agreement for which a gross-up payment (described in Section 3.23(b)(xi)) is required to be made) or similar Contract and no Acquired Company has a potential liability or obligation to any Person as a result of, or pursuant to, any such Contract;

                  (xiii) no Acquired Company has received a ruling from any Tax authority. No closing agreement pursuant to section 7121 of the Code (or any predecessor provision) or any similar provision of any state, local or foreign Law has been entered into by or with respect to any Acquired Company; and

                  (xiv) no Acquired Company has engaged or participated directly or indirectly, in any "listed transaction" (within the meaning of sections 6011 and 6111 of the Code and the Treasury Regulations thereunder).

                  (c) Each Acquired Company has previously delivered or made available to Buyer complete and accurate copies of (i) all audit reports, letter rulings, technical advice memoranda relating to United States federal, state, local and foreign Taxes due from or with respect to such Acquired Company, (ii) United States federal Tax Returns, and those state, local or foreign Tax Returns filed by such Acquired Company and (iii) any closing agreements entered into by such Acquired Company with any Tax authority. Each Acquired Company will immediately deliver to Buyer all materials with respect to the foregoing for all matters arising after the date hereof.

         Section 3.24 Compliance with Insurance Laws.

                  (a) The business and operations of Seller Entities have been conducted in compliance in all material respects with all applicable insurance statutes, regulations, orders, decrees, rules, pronouncements, ordinances, bulletins, market conduct recommendations, licensing requirements, writs, injunctions, directives, judgments, settlement agreements, principles of common law, constitutions and treaties enacted, promulgated, issued, enforced or entered by any Governmental Body regulating the business, activities or operations of Seller Entities (collectively, "Insurance Laws"). Notwithstanding the generality of the foregoing, each Seller Entity, its Affiliates, Franchisees and Dealers has marketed, sold and issued their respective products in compliance with Insurance Laws applicable to the Acquired Business and in the respective jurisdictions in which such products have been sold, including, without limitation in compliance with (i) all applicable prohibitions against "redlining" or withdrawal of business lines, (ii) all applicable requirements relating to disclosures to customers and insured and (iii) all applicable requirements relating to insurance product projections and illustrations. In addition, except as set forth in Section 3.24(a) of the Seller Parties Disclosure Schedule (x) there is no pending or, to the knowledge of Seller Parties, threatened charge by any Governmental Body that any Seller Entity has violated, nor any pending or, to the knowledge of Seller Parties, threatened investigation by any Government Body with respect to possible violations of, any applicable Insurance Laws; and (x) no Seller Entity is subject to any order or decree of any

Government Body relating specifically to such Person (as opposed to insurance companies generally).

                  (b) Except as set forth in Section 3.24(b) of the Seller Parties Disclosure Schedule, each Seller Entity and its employees have all Permits and insurance and other exemptions, classifications, and similar documents required under applicable Insurance Laws for its conduct of the Acquired Business (each of which, an "Insurance Permit") as it is currently conducted in each jurisdiction (as listed in Section 3.24(b) of the Seller Parties Disclosure Schedule) in which such Persons require such Insurance Permits. The Acquired Business has been and is being conducted in compliance in all material respects.

                  (c) All such received Insurance Permits are in full force and effect, and there is no Action pending or, to the knowledge of Seller Parties, threatened which could reasonably be expected to lead to the revocation, amendment, failure to renew, limitation, modification, suspension or restriction of any such Insurance Permit. No Seller Entity is operating under any agreement or understanding with the regulatory authority of any state which in any way restricts its authority to conduct the Acquired Business or requires any such Person to take, or refrain from taking, any action relating to the conduct of the Acquired Business otherwise permitted by Law.

                  (d) Seller Parties have made available for inspection by Buyer complete copies of all registrations, filings and submissions made since January 1, 1996 by any Seller Entity (including its employees) pursuant to or under any Insurance Laws.

         Section 3.25 Insurance.

                  (a) Section 3.25(a) of the Seller Parties Disclosure Schedule contains a true, accurate and complete description of all policies of collision, fire, casualty, liability, workmen's compensation and other forms of insurance, reinsurance and similar arrangements (including polices providing coverage with respect to so-called vicarious liability laws) pursuant to which any Seller Entity seeks to limit, or transfer to a Third Party, financial or other risk, owned or held by Seller and each of its Subsidiaries, applicable to any Seller Entity or any of their respective assets, in each case relating to or in connection with the Acquired Business. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the Closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. For each such agreement, Section 3.25(a) of the Seller Parties Disclosure Schedule provides:
(i) the date thereof; (ii) the name of the insurer; (iii) Seller Entities covered thereby; (iv) the premiums (or similar consideration) paid therefor for each contract/calendar year for the relevant policy since January 1, 2000; and
(v) expiration date. Such policies are (v) sufficient for compliance in all material respects with Law and of all agreements to which Seller or any of its Subsidiaries is a party, (w) valid, outstanding and enforceable policies, (x) provide adequate insurance coverage for the assets and operations of Seller and each of its Subsidiaries, (y) will remain in full force and effect through the respective dates set forth in Section 3.25(a) of the Seller Parties Disclosure Schedule without the payment of additional premiums and (z) will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated hereby. Prior to the date of this Agreement, Seller Parties have provided Buyer with a list of all claims made under the insurance policies and other forms of insurance, reinsurance and similar agreements described in Section 3.25(a) of the Seller Parties Disclosure Schedule and of all payments made to the insured party or parties thereunder since January 1, 2000, and the information contained in such list is true, accurate and complete.

                  (b) Section 3.25(b) of the Seller Parties Disclosure Schedule identifies all risks with respect to the Acquired Business which Seller Parties, their Board of Directors or officers have designated as being self-insured.

                  (c) Section 3.25(c) of the Seller Parties Disclosure Schedule identifies: (i) each type of insurance offered by Seller Entities, Franchisees or Dealers to renters of Rental Vehicles; (ii) premiums charged therefor; and
(iii) a description of the terms of any Third Party insurance or reinsurance purchased in respect thereof. Seller Parties have provided Buyer with copies of
(x) all materials pursuant to which such insurance coverage is offered to customers of the Acquired Business and (y) the policies of such Third Party insurance or reinsurance. Prior to the date of this Agreement, Seller Parties have provided Buyer with a true, correct and complete claims history in respect of each such type of insurance coverage offered to customers of the Acquired Business.

                  (d) Except as set forth in Section 3.25(d) of the Seller Parties Disclosure Schedule, (i) each of the policies being transferred to Buyer pursuant to Section 2.3(n) provides insurance coverage for the exclusive benefit of the Acquired Business, including Persons granted rights thereunder as additional named insured in the ordinary course of business, (ii) prior to the Closing, no Person shall have any rights, contractual or otherwise to assert any claim or right of recovery or obtain any benefit under any such policies in connection with the Retained Business and (iii) prior to the Closing, the administration and servicing of claims arising under or relating to the policies covering the Acquired Business are performed separate and apart from the administration and servicing of claims arising under or relating to policies covering the Retained Business.

         Section 3.26 Books and Records. Except as set forth in Section 3.26 of the Seller Parties Disclosure Schedule, each Seller Entity has at all times since formation maintained Business Records which accurately reflect all its material transactions in reasonable detail, and have at all time maintained accounting controls, policies and procedures reasonably designed to provide that such transactions are executed in accordance with its management's general or specific authorization, and recorded in a manner which permits the preparation of financial statements in accordance with GAAP and applicable regulatory accounting requirements and other account and financial data, and the documentation pertaining thereof is retained, protected and duplicated in accordance with applicable regulatory requirements.

         Section 3.27 Franchisee Matters.

                  (a) Seller Parties have delivered to Buyer a true and complete copy of the current uniform franchise offering circular and other disclosure statements of Seller or of any of its Subsidiaries in connection with its sale of franchises to subfranchisors and Franchisees (the "Offering Circulars"). As of their respective dates, such documents complied in all material respects with the requirements of the Federal Trade Commission Act of 1914, as amended, to the extent applicable, and to applicable Laws; and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (b) Except as set forth in Section 3.27(b) of the Seller Parties Disclosure Schedule, to the knowledge of Seller Parties, (i) each Franchisee and Dealer (excluding Franchisees and Dealers of the Retained Business), operates, and has since June 30, 2002 operated substantially in accordance with the policies, procedures and guidelines of the Acquired Business as the same may be, or have been, in effect from time to time and (ii) there is no Action pending or threatened against any such Franchisee in connection with the conduct of the Acquired Business.

                 (c) Neither Seller Parties nor any Dealer or agent of Seller Parties is subject to any state franchise law in connection with the conduct or operation of the Acquired Business through Dealers or agents.

         Section 3.28 Vehicle Return Pursuant to Repurchase Programs; Vehicle Orders.

                 (a) Seller Parties have, since January 1, 2002, sold, returned or otherwise disposed of, and have caused each other lessee under a TFFC MV Lease to sell, return or otherwise dispose of each vehicle subject to a Repurchase Program (other than a vehicle that has suffered a casualty loss) to the related manufacturer official auction or other facility designated by the relevant Vehicle Manufacturer or Affiliate thereof at the relevant lessee's sole expense after the minimum term or mileage limit under such Repurchase Program for such vehicle is achieved, but prior to the expiration of the maximum term and/or prior to reaching the maximum mileage limit under such Repurchase Program for such vehicle, other than isolated cases not exceeding more than 25 vehicles in any calendar month on average. Seller Parties have disposed, and have caused each other lessee under a TFFC MV Lease to dispose, of all vehicles not subject to a Repurchase Program in accordance with the provisions of the applicable TFFC MV Lease.

                 (b) Section 3.28(b) of the Seller Parties Disclosure Schedule sets forth each outstanding vehicle purchase or lease order placed by Seller Entities with Vehicle Manufacturers relating to the Acquired Business and providing for payments thereunder of $50,000 or more, specifying (i) the date of the relevant order, (ii) the number, type and year model of the vehicles covered by such order, (iii) the purchase price per vehicle and (iv) the expected date of delivery thereof.

                 (c) None of the vehicles owned by TFFC are leased, rented or otherwise used in connection with the Retained Business.

         Section 3.29 Disclosure. No representation or warranty by any Seller Party contained in this Agreement and no statement contained in any certificate or other document required to be delivered by or on behalf of Seller or any of its Subsidiaries pursuant to this Agreement contains or will contain (as applicable) any untrue statement of material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading or necessary in order to fully and fairly provide the information required to be provided in any such document, schedule, list, certificate or other writing.

         Section 3.30 Brokers. Other than Lazard Freres & Co. LLC, the fees and expenses of which will be paid by Seller, no broker, investment banker, financial advisor or other Person is or will be entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with this Agreement, any Ancillary Agreement or the transactions contemplated by this Agreement or any Ancillary Agreement based upon arrangements made by or on behalf of Seller or any Subsidiary of Seller.

         Section 3.31 Use of Certain Funds. None of the amounts required to be paid by Seller Parties under the Assumed Contracts and Assumed Leases on or after July 15, 2002 and which have not been paid in connection with or in anticipation of the Chapter 11 Cases have been used to make any Investment in the Retained Business, except for $3,000,000, which have been Invested or may be Invested in the Retained Business in Europe, the Middle East or Africa as permitted pursuant to the Thirteenth Amendment to the Amended and Restated Credit Facility.

                                    ARTICLE 4
               REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

         Parent and Buyer, jointly and severally, represent and warrant to Seller Parties as of the date hereof and as of the Closing Date that:

         Section 4.1 Organization and Qualification.

                 (a) Each of Parent and Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its assets and to conduct its business.

                 (b) Buyer is a wholly-owned subsidiary of Parent.

         Section 4.2 Corporate Power and Authority; Authorization.

                 (a) Each of Parent and Buyer has all requisite corporate or other organizational power and authority to enter into and deliver this Agreement, the Ancillary Agreements to which it is a party and any agreements, documents or instruments to be executed and delivered in connection herewith and therewith and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement, the Ancillary Agreements to which it is a party and any agreements, documents or instruments to be executed and delivered in connection herewith and therewith by Parent and/or Buyer and the consummation by Parent and/or Buyer of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and other organizational action on the part of Parent and Buyer. This Agreement, the Ancillary Agreements to which it is a party and any agreements, documents or instruments to be executed and delivered in connection herewith and therewith has been duly executed and delivered by each of Parent and Buyer and constitutes the legal, valid and binding obligation of Parent and Buyer, enforceable against them in accordance with its terms.

                 (b) The execution and delivery of this Agreement by Parent and Buyer, and the consummation by Parent and Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Parent and Buyer.

         Section 4.3 Conflicts; Consents and Approvals. Neither the execution and delivery of this Agreement, the Ancillary Agreements and any other agreements, documents and instruments to be executed and delivered in connection with this Agreement or any of the Ancillary Agreements, nor the consummation of the transactions contemplated hereby and thereby, will:

                 (a) conflict with, or result in a breach of any provision of, the organizational documents of each of Parent and Buyer;

                 (b) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any Person (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any Encumbrance upon any of the properties or assets of each of Parent and Buyer under any of the terms, conditions or provisions of (i) any note, bond, mortgage, credit agreement, indenture, deed of trust, license, contract, undertaking, agreement, lease, arrangement, understanding or other instrument or obligation to which each of Parent and Buyer is a party or to which any of their properties or assets may be bound or (ii) any permit, registration, approval, license or other authorization or filing to which each of Parent and Buyer is subject or to which any of their respective properties or assets may be subject;

                 (c) require any action, consent or approval of any non-governmental Third Party;

                 (d) violate any Law or any regulation of any self-regulatory organization applicable to each of Parent and Buyer or any of their respective properties or assets;

                 (e) require any action, consent or approval of, or review by, or registration or filing by each of Parent and Buyer with, any Governmental Body, other than (i) approvals under Competition Laws in jurisdictions in which notifications are required or advisable and (ii) such Governmental Consents set forth in Section 3.4(e) of the Seller Parties Disclosure Schedule to be procured by Buyer; or

                 (f) except in the case of Section 4.3(d) and Section 4.3(e), for any of the items specified therein that would not, individually or in the aggregate, have a material adverse effect on the ability of each of Parent and Buyer to consummate the transactions contemplated hereby or by the Ancillary Agreements.

         Section 4.4 Brokers. Other than Salomon Smith Barney, the fees and expenses of which will be paid by Buyer or an Affiliate of Buyer, no broker, investment banker, financial advisor or other Person is or will be entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with this Agreement, any Ancillary Agreement or the transactions contemplated by this Agreement or any Ancillary Agreement based upon arrangements made by or on behalf of Parent or Buyer.

         Section 4.5 Sufficiency of Funds. At the Closing, Buyer will have sufficient funds or financing available for the payment of the Cash Purchase Price and the discharge of the indebtedness outstanding at Closing under the Amended and Restated Credit Facility, the DIP Facility and the DIP L/C Rollover, in each case to the extent such amounts constitute Assumed Indebtedness.

                                    ARTICLE 5
                                CERTAIN COVENANTS

         Section 5.1 Conduct of Business. After the date hereof, subject to any obligations imposed on each Seller Party as a debtor or debtor-in-possession under the Bankruptcy Code or order of the Bankruptcy Court, Seller Parties shall, and shall cause the Acquired Companies and their Subsidiaries to, conduct their business in the ordinary course, consistent with past practice and in accordance with Prudent Industry Practices. Without limiting the foregoing and without regard to whether the Bankruptcy Code or the Bankruptcy Court so requires or permits, from and after the date of this Agreement through the Closing, except as contemplated by this Agreement, Seller Parties shall, and shall cause the Acquired Companies and their Subsidiaries, to:

                 (a) use reasonable best efforts to preserve the relationships of the Acquired Business with the Franchisees, Dealers, customers, suppliers, licensors, licensees, distributors and others with whom the Acquired Business conducts or transacts business;

                 (b) except for breaches and defaults of the type referred to in section 365(b)(2) of the Bankruptcy Code, use reasonable best efforts to perform in all material respects all of its obligations under all Contracts and other agreements and instruments relating to or affecting the Acquired Business or the Acquired Assets;

                 (c) not (i) amend in any material respect its certificate of incorporation or by-laws or similar organizational documents, (ii) issue, sell, transfer, pledge, dispose of or encumber any shares of any class or series of its or their Equity Securities or voting debt, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of its Equity Securities or any voting debt (except to another Seller Entity), (iii) declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to any shares of any class or series of its Equity Securities (except to another Seller Entity), (iv) split, combine or reclassify any shares of any class or series of its Equity Securities, (v) redeem, purchase or otherwise acquire directly or indirectly any shares of any class or series of its or their Equity Securities, or any instrument or security which consists of or includes a right to acquire such securities (except, in each case, from another Seller Entity) or (vi) form or establish any new Subsidiaries or Affiliates;

                 (d) not permit, other than in the ordinary course of business consistent with past practice, any of the assets of the Acquired Business to be sold, licensed, mortgaged, leased, subleased, licensed, transferred or subjected to any Liability or Encumbrance (other than Permitted Encumbrances);

                 (e) not terminate, release, assign any rights under or discharge any other party thereunder of any of their obligations under any Assumed Contract or any Assumed Lease, and not amend any of the terms and conditions thereof, in each case except in the ordinary course of business consistent with past practice;

                 (f) (i) subject to clause (ii) below, timely comply with all monetary and non-monetary obligations under the Assumed Contracts and Assumed Leases as in effect on the date hereof and (ii) make timely payment in full of all amounts due under the TFFC MV Leases and all other vehicle leases (including all guaranties in respect thereof) with funds other than from draws of letters of credit issued pursuant to the Amended and Restated Credit Agreement or the DIP L/C Rollover; provided, however, that Seller Parties shall be permitted to make or cause to be made payments under the TFFC MV Leases with proceeds from draws under letters of credit issued pursuant to the Amended and Restated Credit Agreement and the DIP L/C Rollover, to the extent an amount equal to each such draw is concurrently (x) applied by Seller Parties to reimburse previously drawn letters of credit issued pursuant to the Amended and Restated Credit Agreement or the DIP L/C Rollover, (y) applied by Seller Parties to provide credit enhancement for purposes of the DIP Asset-Backed Fleet Financing or the Additional DIP Asset-Backed Fleet Financing or (z) deposited by Seller Parties pursuant to an escrow arrangement reasonably satisfactory to Buyer for purposes of being transferred to Buyer hereunder at Closing;

                 (g) (i) collect accounts receivable and pay accounts payable and perform all other obligations of the Acquired Business (including obligations with respect to self-insurance) when they become due and payable in accordance with the current terms thereof, (ii) not pay accounts payable prior to the stated maturity thereof (other than for a valid and legitimate business reason), (iii) not discharge any obligor from its obligations under any account receivable other than upon payment in full of all amounts payable thereunder (other than for a valid and legitimate business reason (for purposes of this clause (iii), a valid and legitimate business reason shall not include addressing the cash or liquidity needs of any of Seller Entities) and (iv) not forgive any indebtedness held by any of Seller Entities;

                 (h) (i) not make any payments under or in respect of any pre-Petition indebtedness for borrowed money (other than Assumed Indebtedness),
(ii) in the case of the Acquired Companies, not incur any indebtedness for borrowed money other than (A) in the case of TFFC, Budget Funding Corporation and BGI Leasing, Inc., pursuant to the DIP Asset-Backed Fleet Financing, the Additional DIP Asset-Backed Fleet Financing and the Ford Line of Credit and (B) in the case of Acquired Companies other than TFFC, BGI Leasing, Inc. and Budget Funding Corporation, indebtedness not exceeding in the aggregate $15,000,000 and
(iii) not use or permit any of the proceeds from any indebtedness permitted to be incurred pursuant to clause (ii)(B) above to be used other than solely in the Acquired Business conducted by the Acquired Company that incurs such indebtedness or any of its Subsidiaries;

                 (i) not layoff any employees, other than layoffs of employees of the Acquired Business that are in the ordinary course of business and which do not materially impair the operations of the Acquired Business;

                 (j) not make or agree to make any Investment in any Person (other than in any other Seller Entity or a wholly-owned Subsidiary of a Seller Entity other than with respect to the Retained Business) or in the Retained Business (except in each case to the extent contemplated by Section 3.31), other than Investments in the form of deferred purchase price for services provided by Seller Parties to its customers in the ordinary course of business consistent with past practice;

                 (k) not increase the compensation or benefits provided to, or change payroll periods or vacation accrual policies in respect of, any employee of the Acquired Business or establish, increase or make any retention, severance, deferred compensation, pension retirement, profit sharing or sales bonus arrangement with any employee of the Acquired Business other than (i) in the ordinary course of business consistent with past practice or (ii) as contemplated by Sellers' retention plan set forth in Section 5.1(k) of the Seller Parties Disclosure Schedule (the "Qualified Retention Plan") and approved by the Bankruptcy Court, in each case, after consultation with Buyer;

                 (l) not establish any new Benefit Plan or amend or modify any existing Benefit Plan (except, in each case, to the extent not inconsistent with Section 5.1(k) or as contemplated by Section 7.2(g)), to the extent such action would affect any employee of the Acquired Business, or make any sales bonus payments to any employee of the Acquired Business other than commission payments made in the ordinary course of business consistent with past practice and consented to by Buyer, which consent shall not be unreasonably withheld or delayed;

                 (m) use reasonable best efforts to obtain and renew all material Permits held by or in connection with the Acquired Business;

                 (n) administer insurance claims involving or relating to the Acquired Business in the ordinary course of business consistent with past practice. Subject to the foregoing, the claims administration performed by Seller and its Subsidiaries regarding and with respect to the Acquired Business shall include, but not be limited to: (i) the provisions of forms necessary for submission and processing of claims; (ii) the receipt of notices and review of all claims, and the creation and maintenance of files with respect to, and administration to final disposition and payment of, each such claim; (iii) prompt acknowledgment to claimants of the receipt of notices received from claimants in connection with any claim to the extent required by applicable Law;
(iv) prompt investigation of any claim, as necessary, to determine its validity and compensability, including verification of coverage; (v) performance of all administrative and clerical work in connection with any claim; (vi) notification to claimants of declined claims and the reasons for such declinations; (vii) provision of the services of claim experts on matters relating to claims; (viii) compliance with claims file maintenance, record retention and reconciliation requirements in conformity with ordinary course standards; (ix) prosecution and defense of disputes involving claims; (x) engagement and direction, as necessary, of outside counsel consultants or other professionals in connection with the processing and handling of claims; (xi) the establishment of adequate reserves in respect of claims and (xii) generally, all such other acts and things reasonably necessary in the administration and settlement of claims regarding or relating to the Acquired Business;

                 (o) not change any of its or their accounting principles, practices, methods or policies (including any reserving and depreciation methods, practices and policies) used by it or them, in each case except (i) as may be required as a result of a change in Law or GAAP or (ii) for changes to accounting principles, practices, methods or policies which are immaterial and of which Buyer is given written notice by Seller Parties prior to the implementation thereof;

                 (p) not terminate, cancel or amend, or cause the termination, cancellation or amendment of, any insurance coverage (and any surety bonds, letters of credit, cash collateral or other deposits related thereto required to be maintained with respect to such coverage) maintained by it or them with respect to the Acquired Business which is not replaced by a comparable insurance coverage, other than in the ordinary course of business consistent with past practice and consented to by Buyer, which consent shall not be unreasonably withheld or delayed;

                 (q) use reasonable best efforts to (i) preserve and protect the Intellectual Property, (ii) maintain the Business Records in the ordinary course and in accordance with GAAP and (iii) maintain, preserve and protect all of the Acquired Assets in the condition in which they exist on the date of this Agreement, except for ordinary wear and tear or for assets no longer used or useful in the Acquired Business;

                 (r) not enter into any new collective bargaining agreements or amend or modify any existing collective bargaining agreements, in each case, applicable to employees of the Acquired Business; provided, however, that Seller Parties may negotiate successor collective bargaining agreements to those listed on Section 3.19(a) of the Seller Parties Disclosure Schedule, and may negotiate other collective bargaining agreements or arrangements as required by Law or for the purpose of implementing the agreements listed on Section 3.19(a) of the Seller Parties Disclosure Schedule; provided, further, that all such agreements are negotiated and entered into in the ordinary course of business consistent with past practice;

                 (s) not enter into any settlement or release with respect to any material Action relating to or affecting the Acquired Business (unless such Action constitutes an Excluded Asset or an Excluded Liability) without the consent of Buyer (which consent shall not be unreasonably withheld or delayed), other than in the ordinary course of business consistent with past practice;

                 (t) not grant, terminate, transfer, or otherwise materially alter any licenses or other Contracts relating to any proprietary Intellectual Property owned, used by or relating to the Acquired Business without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed;

                 (u) not enter into any new joint venture, limited liability company agreement, partnership agreement or similar agreement;

                 (v) not enter into any Related Party Agreement or Derivative Agreement (other than interest rate protection agreements entered into in connection with or required pursuant to the Assumed Indebtedness, the DIP Asset-Backed Fleet Financing, the Additional DIP Asset-Backed Fleet Financing, the Amended and Restated Series 1997-2 Supplement, dated as of June 20, 2001, to the Amended and Restated Base Indenture, dated as of December 1, 1996, among TFFC, Seller and Bankers Trust Company as Trustee and the Amended and Restated Liquidity Agreement, dated as of June 20, 2001, among Budget Funding Corporation, the liquidity lenders thereto and Deutsche Bank AG, as Liquidity Agent);

                 (w) not make any Tax election, file any amended Tax Return, enter into any closing agreement or request a Tax ruling from a Tax authority, settle any Tax Claim, surrender any right to claim a refund of Taxes, or consent to any extension or waiver of the limitation period applicable to any Taxes, Tax Return and Tax Claim, in each case (i) with respect to any Acquired Company or Acquired Assets, without the consent of Buyer, which consent shall not be unreasonably withheld or delayed and (ii) with respect to any Seller Party, other than in the ordinary course of business consistent with past practice;

                 (x) (i) prepare and timely file all Tax Returns required to be filed by each Seller Entity in a manner consistent with past practice, (ii) timely pay all Taxes due and payable in respect of any Tax Returns of each Seller Entity and (iii) promptly notify Buyer of any federal or state income or franchise (or other material) Tax Action or audit pending or threatened against or with respect to any Seller Entity (or any significant developments with respect to any ongoing Tax matters);

                 (y) not permit any of Seller Entities to adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization, reorganization or any comparable transaction, other than solely for purposes of disposing of all or any part of the Retained Business;

                 (z) not, at any time during the Chapter 11 Cases, file a motion or otherwise seek to convert to a Chapter 7 case;

                  (aa) (i) within seven Business Days after the last day of each calendar month, deliver to Buyer a list of each account payable of the Acquired Business in excess of $10,000 then outstanding, together with the name of the relevant creditor, the date of incurrence thereof and its stated maturity, accompanied by a certificate of the chief financial officer of Seller stating that the information contained in such list is true, accurate and correct in all material respects;

                        (ii) five Business Days prior to the expected Closing
            Date, deliver to Buyer a list of each payment in an amount of $100,000 or more made by any Seller Entity in connection with the Acquired Business from the date of this Agreement to the date such report is so delivered, accompanied by a certificate of the chief financial officer of Seller stating that the information contained in such list is true, accurate and correct in all material respects;

                        (iii) within 20 days from the last day of each calendar
            month, deliver to Buyer consolidating statements of income for the calendar month then ended, and the related balance sheet of Seller and its Subsidiaries operating in the United States and Canada (the "Domestic Seller Entities") as of the end of such calendar month, in each case prepared in accordance with GAAP and accompanied by (w) a schedule of all capital expenditures made by the Domestic Seller Entities during such calendar month, (x) a schedule of payments made during such calendar month by the Domestic Seller Entities under or pursuant to Related Party Agreements, (y) a schedule of all intercompany balances and obligations of the Domestic Seller Entities as of the end of such calendar month and (z) a certificate of the chief financial officer of Seller stating that such financial statements fairly present the financial condition and results of operations of the Domestic Seller Entities and that the other information accompanied thereto is true, accurate and correct in all material respects;

                        (iv) within 30 days from the last day of each calendar
            month, deliver to Buyer consolidating statements of income for the calendar month then ended, and the related balance sheet of Seller and its Subsidiaries (other than with respect to each Subsidiary of Seller for which consolidating statements of income and related balance sheet for such month delivered pursuant to clause (iv) above and the Excluded Companies (the "International Seller Entities")), in each case prepared in accordance with GAAP and accompanied by (w) a schedule of all capital expenditures made during such calendar month by the International Seller Entities during such calendar month, (x) a schedule of payments made during such calendar month by the International Seller Entities under or pursuant to Related Party Agreements, (y) a schedule of all intercompany balances and obligations of the International Seller Entities as of the end of such calendar month and (z) a certificate of the chief financial officer of Seller stating that such financial statements fairly present the financial condition and results of operation of the International Seller Entities and that the other information accompanied thereto is true, accurate and correct in all material respects;

                        (v) on or prior to September 13, 2002, deliver to Buyer
            the 13-Week Cash Flow Projections for the period commencing on September 13, 2002, and on or prior to the second Friday of each calendar month subsequent to September 13, 2002, the 13-Week Cash Flow Projections for the period commencing with the immediately succeeding Saturday, accompanied by a certificate of the chief financial officer of Seller stating that the information contained in such 13-Week Cash Flow Projections has been prepared in accordance with the provisions of this Agreement and based on assumptions that are reasonable;

                        (vi) within seven Business Days after the last day of
            each calendar month, deliver to Buyer a detailed report of (A) all paid or incurred Qualified Fees during such calendar month, (B) all payments made during such calendar month to directors and officers of Seller Entities or any of their Affiliates, their respective relatives and Affiliates and (C) all payments under all Related Party Agreements, accompanied by a certificate of the chief financial officer of Seller stating that the information contained in such report is true, accurate and correct in all material respects;

                        (vii) within two Business Days of the delivery thereof
            to TFFC, copies of all monthly vehicles statements and quarterly non-program vehicle reports required to be delivered pursuant to the TFFC MV Leases;

                        (viii) within two Business Days of the delivery thereof
            to the applicable lessor, trustee, holder or lender under the DIP Asset-Backed Fleet Financing, DIP L/C Rollover, the Amended and Restated Credit Facility, the Additional DIP Asset-Backed Fleet Financing and the Ford Line of Credit, copies of all statements, reports certificates, financial statements and other information required to be delivered pursuant to such instruments;

                        (ix) within seven Business Days (or 15 Business Days in
            the case of Adjusted EBITDAR) after the last day of each calendar month, deliver to Buyer a report setting forth the Adjusted EBITDAR, Automotive Fleet Utilization Ratio, Automotive Rental Revenue to Rental Days Ratio, Rental Transactions to Full-Time Equivalents Ratio, Automotive Rental Days, Automotive Rental Fleet, Automotive Rental Revenue, Full-Time Equivalents and Rental Transactions, in each case, for the most recently ended calendar month, accompanied by a certificate of the chief financial officer of Seller stating that the information contained in such report has been prepared in accordance with the provisions of this Agreement and is true, accurate and correct in all material respects;

                        (x) within 20 Business Days of this Agreement, Seller
            Parties shall deliver to Buyer a reporting setting forth the Seller Entity that owns each of the vehicles listed in Section 3.7(b) of the Seller Parties Disclosure Schedule;

                        (xi) within five Business Days of entering into any
            amendment, modification or supplement to any Contract relating to any of the Assumed Indebtedness, the TFFC MV Leases or the Ford MV Lease, Seller Parties shall deliver a copy of each such amendment, modification or supplement to Buyer; and

                        (xii) five Business Days prior to the Closing Date,
            deliver to Buyer a detailed report of all amounts constituting Assumed Indebtedness that will be outstanding at Closing, accompanied by a certificate of the chief financial officer of Seller stating that the information contained in such report is true, accurate and correct in all material respects;


                 (bb) not purchase or acquire any vehicles, except to the extent such vehicles (i) are purchased or acquired (including by way of leasing) for use in connection with the Acquired Business through TFFC or, in connection with the Ford Line of Credit, through BGI Leasing, Inc. and (ii) are subject to a Repurchase Program and are listed in Section 3.28(b) of the Seller Parties Disclosure Schedule; provided, however, that Seller Entities may purchase or acquire vehicles (including by way of leasing) that are not subject to Repurchase Programs (A) if such vehicles are passenger vehicles (i.e., cars, sport utility vehicles, passenger vans and pickup trucks) and the purchase price therefor does not exceed, individually or in the aggregate, (1) $49,900,000 for passenger vehicles to be used in connection with the Acquired Business in the United States (including Puerto Rico) and Canada and (2) $25,000,000 for passenger vehicles to be used in connection with the Acquired Business in Australia and New Zealand and (B) if such vehicles are non-passenger vehicles to be used in connection with the Acquired Business in the United States and the purchase price therefor does not exceed, individually or in the aggregate, $100,000;

                 (cc) continue to sell or dispose of the Existing Trucks in the ordinary course of business consistent with past practice and Prudent Industry Practices; provided, however, (i) that Seller Parties shall use reasonable best efforts to conduct such sales or dispositions so that

Existing Trucks shall be sold or disposed of in such a manner that (A) the highest accumulated mileage shall be sold or disposed of prior to those comparable Existing Trucks with lower mileage and (B) earlier model years shall be disposed of prior to comparable Existing Trucks of later model years and (ii) Seller Parties may implement from time to time such reasonable changes to its past practice relating to the sale or disposition of the Existing Trucks as may be necessary in light of the liquidity requirements of Seller Parties;

                 (dd) not (i) enter into any new franchise, prime license, license, sublicense or barter agreements; provided, however, that Seller Parties may enter into new franchise, prime license, license or sublicense agreements with third parties (other than directors, officers employees or agents of any of Seller Parties (or any Affiliate of any such director, officer, employee or agent)) (A) with respect to any territory more than 25 miles from any location where any Seller Party conducts an automotive rental business and (B) on terms no less favorable than those contained in Seller Parties' current standard form of prime license agreement attached as Section 5.1(dd) of the Seller Parties Disclosure Schedule, (ii) not enter into any new dealer agreements in connection with Seller Parties' truck rental business; provided, however, that Seller Parties may enter into new dealer agreements with third parties (other than directors, officers employees or agents of any of Seller Parties (or any Affiliate of any such director, officer, employee or agent)) if each such dealer agreement (A) is entered into in Seller Parties' current standard form of dealer agreement and (B) may be terminated by 90 days' (or shorter period) written notice by each Seller Party that is a party thereto without (1) any penalty or other payment by such Seller Party (other than payments to which Buyer consents in writing), (2) imposing any requirement that Seller Parties sell or dispose of any assets or properties and (3) imposing any limitations on the conduct of business by any Seller Party or (iii) open new automotive rental business locations, other than new automotive rental business locations (w) to replace existing automotive rental business locations, including those currently operated by Seller Parties pursuant to the License Agreement, dated as of May 1, 1995, as amended, between Sears, Roebuck and Co. and Budget Rent a Car Corporation, (x) pursuant to the Sub-Lease Agreement, dated as of March 13, 2002, between Wal-Mart Stores, Inc. and Budget Rent a Car Systems, Inc. as in effect as of the date hereof, (y) pursuant to the Master Lease Agreement, dated as of September 18, 2001, as amended, between The Pep Boys - Manny, Moe & Jack, The Pep Boys Manny, Moe & Jack California, Pep Boys - Manny, Moe & Jack of Delaware, Inc. and Budget Rent a Car Systems, Inc. as in effect as of the date hereof or (z) locations that service any airport;

                 (ee) (i) not consent to the termination of any Airport Concession or lease agreement with respect to premises located within any airport, (ii) use reasonable best efforts to maintain, keep and renew each existing Airport Concession in full force and effect, (iii) pay all rents and fees due and payable in accordance with the terms thereof and make and maintain all required deposits relating to each such Airport Concession and (iv) use reasonable best efforts to resolve or settle all existing and future disputes or Actions and secure Airport Concessions or lease agreements following the resolution or settlement of any such dispute or Action with respect to the operation of any automotive rental location within any airport, in each case other than with respect to the San Juan, Puerto Rico airport;

                 (ff) not enter into, amend, modify or terminate any Contract with Vehicle Manufacturers; provided, however, that Seller Parties may enter into, amend or modify any

Contract with Vehicle Manufacturers to the extent that such Contract (i) is applicable to models for a single year, (ii) is on terms and conditions substantially similar to the existing terms and conditions under the current applicable Contract with the relevant Vehicle Manufacturer and (iii) the Seller Party which is a party to such Contract has given Buyer written notice, accompanied by the proposed Contract, at least three Business Days prior to execution of such Contract;

                 (gg) not to amend, modify or supplement the terms and conditions of the Assumed Indebtedness, the TFFC MV Leases or the Ford MV Leases in each case to the extent any such amendment, modification or supplement could be reasonably expected to affect Buyer adversely;

                 (hh) not take any action or fail to take any action that would reasonably be expected to result (i) in any of Seller Parties' representations and warranties set forth in this Agreement being or becoming untrue or incorrect in any material respect or (ii) in any of the conditions to Closing set forth in
Article 7 not being satisfied;

                 (ii) not make any payment to any director or officer of any of Seller Entities or any of their Affiliates, or their respective relatives or Affiliates, other than pursuant to the Qualified Retention Plan, the Assumed Benefit Plans, the Related Party Agreements listed in Section 3.11 of the Seller Parties Disclosure Schedule and, subject to Section 5.1(k), director fees, salaries, bonuses, payments of benefits and reimbursement of expenses in the ordinary course of business consistent with past practice and payments set forth in Section 5.1(ii) of the Seller Parties Disclosure Schedule;

                 (jj) continue to prepay for Yellow Page advertising and listing, security deposits for Airport Concessions and other customary prepaid expenses relating thereto, in each case, in the ordinary course of business consistent with past practice;

                 (kk) use reasonable best efforts to minimize the amount of Qualified Fees incurred by Seller Parties following the date hereof; and

                 (ll) contest the Action instituted by RSI against Seller Parties described in Section 3.13(a) of the Seller Parties Disclosure Schedule and any other Action instituted or commenced by RSI or any Affiliate thereof regarding unlawful use of tradenames or trademarks, use all reasonable efforts to have vacated, lifted, reverse or overturned any decree, judgment, injunction or other order against Seller Parties rendered or entered in connection therewith, and not enter into any settlement with respect to any such dispute without the prior written consent of Buyer (which consent shall not be unreasonably withheld), unless such settlement includes an absolute and unconditional release of Seller Parties and Buyer from any and all claims and liabilities relating to or arising from any such disputes.

         Section 5.2 Access and Information.

                 (a) Seller Parties shall, and shall cause their Subsidiaries, accountants, auditors, counsel and other representatives to, give Buyer and its Affiliates and to their respective directors, officers, employees, accountants, agents, counsel, insurance brokers, insurance companies, lenders and other financing sources and other representatives (collectively, "Representatives") reasonable access during Seller Parties' normal business hours throughout the period prior to the Closing to all of Seller Entities' properties, books, Business Contracts, commitments, financial and operating data, Tax Returns and materials related to Taxes, accounting work papers, reports of examination and records relating to the Acquired Business, the Acquired Assets or the Assumed Liabilities. Without limiting the generality of the foregoing, Buyer and its Affiliates shall be entitled to make (or cause to be made) such other investigations of the Acquired Business, the Acquired Assets (including the Acquired Companies), the Liabilities, Encumbrances and the condition (financial or otherwise) of such businesses, assets and liabilities as Buyer or Parent deems necessary or advisable in connection with the transactions contemplated by this Agreement or the Ancillary Agreements (including, but not limited to, conducting prior to the expected Closing Date a physical inspection and preparing an inventory of Rental Vehicles and Support Vehicles (in each case, including Owned Vehicles) in a manner that does not unreasonably interfere with the business of Seller Entities and otherwise consistent with Prudent Industry Practices), and Seller Parties shall reasonably cooperate with any such investigations. Upon reasonable notice from Buyer, Seller Parties shall furnish to Buyer updated information of the type described in Section 3.7(a) and (b) in advance of such physical inspection.

                 (b) Through the Closing Date, Parent Buyer and Seller Parties shall provide each other or each other's respective counsel the opportunity to review in advance and comment on all filings with any Governmental Body pertaining to the transactions contemplated in this Agreement and the Ancillary Agreements and will keep each other informed of the status of matters pertaining thereto. It is expressly understood by the parties that the representatives of each of the parties shall have the right to attend and participate in any hearing, proceeding, meeting, conference or similar event before or with a Governmental Body or rating agency or other organization relating to this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby. In furtherance of the foregoing, the parties shall provide each other reasonable advance notice of any such hearing, proceeding, meeting, conference or similar event.

                 (c) As soon as practicable after the execution of this Agreement, Seller Parties shall permit Buyer to electronically link Seller's financial reporting system related to the Acquired Business to Parent's financial reporting system ("Hyperion"). Access to Hyperion will be provided by Buyer's financial reporting staff and the tasks necessary to complete the link to Hyperion will be led by Buyer's accounting staff, with the necessary assistance from Seller's accounting staff and other technical staff; provided that neither such installment nor the operation or use by Parent of Hyperion shall interfere with or disrupt the normal operation of Seller's business or its financial reporting system or violate any applicable software licenses. Buyer will provide the necessary Hyperion software to be installed on a computer in Seller's accounting department; provided, however, that the information retrieved from Seller's financial reporting system will not be made available to persons who are directly involved in pricing or any other competitive activity at Parent or any of its Subsidiaries.

                 (d) Seller Parties shall keep Buyer informed of all material developments in the negotiations relating to the DIP Financing, the DIP Asset-Backed Fleet Financing, the DIP L/C Rollover and the Additional Asset-Backed Fleet Financing, and promptly provide copies of all documents (including drafts) relating thereto, including term sheets, commitment letters, purchase agreements, vehicle lease agreements, credit agreements, security agreements and other related agreements or documents.

         Section 5.3 Efforts to Effect Transaction; Certain Filings.

                 (a) Subject to Section 5.3(d), Seller Parties, Parent and Buyer shall (i) use reasonable best efforts to cooperate with each other in determining which other filings are required or advisable to be made, prior to the Closing Date with, and which Permits are required to be obtained prior to the Closing Date from any Governmental Body in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement and the Ancillary Agreements, (ii) use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper, advisable or appropriate to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements, as soon as practicable, including using all reasonable best efforts to obtain all necessary or advisable Permits in connection with the requirements of all Governmental Bodies in respect of the transactions contemplated in this Agreement and the Ancillary Agreements, and to effect all necessary registrations and filings and (iii) cooperate with each other in determining which Permits are required to be obtained by Buyer the operation the Acquired Business by Buyer following the Closing. In connection with the foregoing, Seller Parties will provide Parent and Buyer, and Parent and Buyer will provide Seller Parties, with copies of all correspondence, filings, or communications (or memoranda setting forth the substance thereof) between such party or any of its representatives, on the one hand, and any Governmental Body, on the other hand, with respect to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby.

                 (b) In furtherance of the foregoing but subject to Section 5.3(d), each Seller Party, Parent and Buyer shall: (i) make or cause to be made all filings required of each of them or any of their respective Subsidiaries or Affiliates under the applicable Competition Laws with respect to the transactions contemplated by this Agreement as promptly as practicable and, in any event, within five Business Days after the date of this Agreement, (ii) comply at the earliest practicable date with any request under any applicable Competition Laws for additional information, documents, or other materials received by each of them or any of their respective Affiliates from any Governmental Body in respect of such filings or such transactions, (iii) cooperate with each other in connection with any such filing and in connection with resolving any investigation or other inquiry of any Governmental Body under any Competition Laws with respect to any such filing or any such transaction and
(iv) advise the other parties promptly of any material communication received by such party from any other Governmental Body regarding any of the transactions contemplated in this Agreement and the Ancillary Agreements, and of any understandings, undertakings or agreements (oral or written) such party proposes to make or enter into with any Governmental Body in connection with the transactions contemplated in this Agreement and the Ancillary Agreements.

                 (c) Subject to Section 5.3(d), if any Action is instituted (or threatened to be instituted) challenging any transaction contemplated in this Agreement and the Ancillary Agreements as violative of any applicable Competition Laws (a "Regulatory Challenge"), each Seller Party, Parent and Buyer shall cooperate in all respects with each other and use its respective reasonable efforts in order to contest and resist any such Regulatory Challenge and have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the transactions contemplated by this Agreement.

                 (d) Notwithstanding anything to the contrary contained in this Agreement, Parent, Buyer and their Affiliates shall not be required to (i) sell, hold separate, license or otherwise dispose of or conduct any of their businesses or assets in a specified manner, or agree to sell, hold separate, license or otherwise dispose of or conduct any of their businesses or assets in a specified manner, (ii) permit the sale, holding separate, licensing or other disposition of, any portion of the Acquired Assets or the Acquired Business or
(iii) conduct all or any portion of the Acquired Business in a specified manner, in each such case, whether as a condition to obtaining any approval from a Governmental Body or any other Person or for any other reason.

         Section 5.4 Bankruptcy Filings.

                 (a) Within two Business Days of the date of this Agreement, Seller Parties shall file with the Bankruptcy Court a motion, supporting papers, notices and proposed Overbid Procedures Order seeking the Bankruptcy Court's approval of (i) the provisions of Sections 5.1 and 5.5 and Article 8 of this Agreement and observance and performance of such provisions by Seller Parties during the pendency of the Chapter 11 Cases, (ii) the date, time and place for, and prescribing the form and manner of notice of, a hearing to consider approval of the 363 Order and the 365 Order and (iii) this Agreement and the Ancillary Agreements, Seller Parties' performance under this Agreement and the Ancillary Agreements, and the transfer to Buyer of the Acquired Assets (including all the Equity Securities of the Acquired Companies and the Minority Investees), the assumption and assignment to Buyer of the Assumed Contracts and Assumed Leases and the assumption by Buyer of the Assumed Liabilities.

                 (b) Seller Parties shall provide Buyer with copies of all motions, applications and supporting papers prepared by or on behalf of Seller Parties (including forms of orders and notices to interested parties) relating in any way to Buyer, the Acquired Assets (including the Acquired Companies), the Assumed Liabilities, the Acquired Business, or the transactions contemplated by this Agreement and the Ancillary Agreements at least one full Business Day prior to the filing thereof in the Chapter 11 Cases.

                 (c) Within two Business Days of the date of this Agreement, Seller Parties shall file with the Bankruptcy Court a motion, supporting papers, notices and proposed order in substance and form satisfactory to Buyer in its sole and absolute discretion, and other motions, supporting papers and notices necessary to effect the transactions contemplated in this Agreement and the Ancillary Agreements.

                 (d) Seller Parties shall give appropriate notice, and provide appropriate opportunity for hearing, to all parties entitled thereto, of all motions, orders, hearings, or other proceedings relating to this Agreement and the Ancillary Agreements or the transactions contemplated hereby and thereby.

         Section 5.5 Bidding Procedures.

                 (a) Buyer and Seller Parties acknowledge that this Agreement is the culmination of an extensive process undertaken by Seller Parties to identify and negotiate a transaction with a bidder who was prepared to pay the highest and best purchase price for the assets of Seller and its Subsidiaries while assuming or otherwise satisfying specified liabilities in order to maximize value for each Seller Party's constituents. The parties also acknowledge that under the Bankruptcy Code, Seller Parties must take reasonable steps to demonstrate that they have sought to obtain the highest and best price possible for the assets, including, but not limited to, giving notice of the transactions contemplated by this Agreement to creditors and other interested parties as ordered by the Bankruptcy Court, providing information about the Acquired Business and Acquired Assets to responsible bidders subject to appropriate confidentiality agreements, entertaining higher and better offers from responsible bidders, and, if necessary, conducting an auction. To facilitate the foregoing, Seller Parties shall, within two Business Days of the date of this Agreement, seek the entry of an order (in the form attached as Exhibit E) (a) approving the bidding procedures attached as Exhibit F (the "Bidding Procedures"), the amount, timing, terms of payment and priority of the Termination Amount as set forth in Article 8 and the provisions of Section 5.1 and (b) providing for, among other things, the procedures set forth below (the "Overbid Procedures Order").

                 (b) Seller Parties shall give notice of the transactions contemplated by this Agreement and the Ancillary Agreements to such Persons and in such manner as the Bankruptcy Court shall direct, and to such additional Persons as Buyer requests.

                 (c) Unless this Agreement has been terminated in accordance with its terms, until the earlier of the entry of the Overbid Procedures Order and September 17, 2002, none of Seller Parties nor any of their Representatives shall (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiry or the making of any proposal that constitutes, or can reasonably be expected to lead to, an Alternative Transaction; (ii) participate in any discussions or negotiations that could possibly lead to an Alternative Transaction; (iii) enter into any agreement regarding a possible Alternative Transaction or (iv) make or authorize any statement, recommendation or solicitation in support of a possible Alternative Transaction; provided, however, that if the Board of Directors of Seller determines in good faith that it is necessary to do so to comply with its fiduciary duties under the Bankruptcy Code or applicable corporate law, Seller Parties may, in response to an unsolicited inquiry: (x) provide public and non-public information concerning the Acquired Business and its assets to those Persons who first have delivered an inquiry meeting the requirements of the Bidding Procedures; provided that such Person executes a confidentiality agreement in accordance with the Bidding Procedures; and (y) participate in negotiations or discussions concerning such inquiry. Seller Parties shall promptly notify Buyer orally and in writing of all inquiries or proposals or requests for information received from any party, the identity of the Person making such inquiry, proposal or request and provide copies of any written proposals. Seller Parties shall keep Buyer fully informed of the status (including amendments or proposed amendments) of any written proposal. Upon request by Buyer, Seller Parties will identify and furnish to Buyer all information provided in response to any such inquiry, proposal or request.

         Section 5.6 Intercompany Amounts; Other Agreements.

                 (a) At or prior to the Closing, all intercompany receivables or payables and loans then existing between any of Seller Parties, or any of the Excluded Companies, on the one hand, and any of the Acquired Companies, on the other hand, shall be settled in full by way of capital contribution or as otherwise agreed by Buyer and Seller Parties. For the avoidance of doubt, nothing in this Section 5.6(a) shall require Seller Parties to pay or otherwise settle prior to or at Closing any amounts accrued but not yet payable under the TFFC MV Leases and the Ford MV Leases (except to the extent required pursuant to Section 2.10), or to pay or otherwise settle prior to or at Closing obligations of Seller Parties under the Demand Notes, which shall be assumed by Buyer hereunder pursuant to clauses (i) or (ii) of Section 2.5(a), as the case may be.

                 (b) At or prior to the Closing, Seller Parties shall, and shall cause the Excluded Companies to, withdraw from, or otherwise terminate any contractual rights they may have in, to or under the Acquired Insurance Contracts being acquired by Buyer pursuant to this Agreement.

                 (c) Subject to this Section 5.6(c), Buyer shall make available to Seller Parties and the Excluded Companies any insurance proceeds from any Acquired Insurance Contract for which the premiums have been paid by Seller Entities in respect of any Assumed Liability, to the extent Seller Parties are determined to be liable therefor or such Acquired Insurance Contract provides insurance coverage with respect to any Excluded Liability. Buyer shall submit any claims under each Acquired Insurance Contract to the relevant insurance company or companies, and Buyer shall have the sole and absolute authority to manage any and all claims filed under any Acquired Insurance Contract. Seller Parties shall cooperate with and assist Buyer in making claims under the Acquired Insurance Contracts in respect of such Assumed Liabilities and collecting recoveries with respect thereto. Subject to the foregoing, if any limits apply to amounts payable under any Acquired Insurance Contract, payments under each Acquired Insurance Contract shall be allocated between Buyer and Seller Parties on a first come/first served basis.

         Section 5.7 Updates of Schedules.

                 (a) Within seven Business Days after the last day of each calendar month and within five Business Days prior to the expected Closing Date, Seller Parties shall prepare and deliver to Buyer a supplement to Sections 3.15(a), 3.15(b), 3.15(c), 3.15(d), 3.15(f), 3.15(g), 3.15(i), 3.15(j), 3.15(k),
3.15(m), 3.15(s), 3.16(a), 3.17(a), 3.19(a) and 3.22(c) of Seller Parties
Disclosure Schedule to reflect all Contracts entered into following the date hereof that constitute Assumed Contracts pursuant to Sections 2.3(a), 2.3(b), 2.3(c), 2.3(d), 2.3(f), 2.3(g), 2.3(i), 2.3(j), 2.3(k), 2.3(o), 2.3(q), 2.3(r)
and 2.3(s). Seller Parties shall provide copies of all such Contracts to Buyer concurrently with each such supplement and other information related thereto requested by Buyer and shall further supplement the Seller Parties Disclosure Schedule to include any information omitted therein or to reflect Contracts entered into by Seller Entities after the delivery thereof and which are Assumed Contracts or Assumed Leases.

                 (b) Promptly upon becoming aware thereof, Seller Parties shall prepare and deliver to Buyer a supplement to Section 3.13(a) of Seller Parties Disclosure Schedule to reflect all Actions to which any Seller Party is a party following the date hereof that constitute Assumed Liabilities pursuant to Section 2.5(a)(iv).

                 (c) From time to time promptly upon becoming aware thereof, Seller Parties shall supplement or amend the Seller Parties Disclosure Schedule with respect to any matter (i) which may arise hereafter and which, if existing or occurring at or prior to the date hereof, would have been required to be set forth or described in the Seller Parties Disclosure Schedule or (ii) which makes it necessary to correct any information in the Seller Parties Disclosure Schedule or in any representation and warranty of the parties herein.

                 (d) Notwithstanding the foregoing, for purposes of determining the accuracy of the representations and warranties of the parties contained in this Agreement, the Seller Parties Disclosure Schedule on the date hereof shall be deemed to include only that information contained therein on the date of this Agreement and the supplements thereto pursuant to clause (a) above and shall be deemed to exclude any other information contained in any subsequent supplement or amendment thereto.

         Section 5.8 Tax Returns; Tax Sharing Agreements. Seller shall prepare (or cause to be prepared) all Tax Returns required to be filed by each of Seller Parties and shall pay (or cause to be paid) all Taxes required to be paid by it or any of Seller Parties. As of the Closing, all Tax sharing agreements, Tax indemnification agreements (other than (x) a customary commercial agreement to indemnify for Taxes contained in any Lease or (y) an employment agreement for which a gross-up payment (described in Section 3.23(b)(xi)) is required to be made) or similar Contracts, with respect to or involving any of the Acquired Companies shall be terminated as of the Closing Date and, after the Closing Date, none of the Acquired Companies shall have any further rights or obligations under any such agreement or contract.

         Section 5.9 Purchase Price Allocation.

                 (a) As promptly as practicable after the date hereof, Buyer and Seller (on behalf of it, and as agent for each other Seller Party) shall agree to an allocation of the Cash Purchase Price that will be paid to, or for the benefit of, each Seller Party, which allocation shall be reasonable and in accordance with the principles of section 1060 of the Code and the Treasury Regulations thereunder. If Buyer and Seller cannot agree on the amounts and allocations described in the preceding sentence, such amounts and allocations shall be prepared by the Accounting Firm. The allocation determined pursuant to this Section 5.9(a) shall be final, conclusive and binding on Buyer and each of Seller Parties for tax purposes only.

                 (b) As promptly as practicable after the date hereof, with respect to each Seller Party, Buyer and Seller (on behalf of it, and as agent for each other Seller Party) shall agree to an allocation of the Cash Purchase Price allocated to each Seller Party pursuant to Section 5.9(a) and the Assumed Liabilities attributable to each such Seller Party among the Acquired Assets attributable to each such Seller Party, which allocations shall be reasonable and in accordance with section 1060 of the Code and the Treasury Regulations thereunder. If Buyer and Seller cannot agree on the amounts and allocations described in the preceding sentence, such amounts and allocations shall be prepared by the Accounting Firm. The allocation determined pursuant to this
Section 5.9(b) shall be final, conclusive and binding on Buyer and each of Seller

Parties for tax purposes only. Buyer and each Seller Party shall file an asset acquisition statement on IRS Form 8594 (or any replacement or successor form) reflecting the allocation of the portion of the Cash Purchase Price and the Assumed Liabilities attributable to each such Seller Party among the Acquired Assets attributable to each such Seller Party.

                 (c) Buyer and each Seller Party shall (i) be bound by the allocations determined pursuant to Sections 5.9(a) and (b) for purposes of all Tax related matters, (ii) prepare and file all Tax Returns to be filed with any Tax authority in a manner consistent with such allocations determined pursuant to Sections 5.9(a) and (b) and (iii) take no position inconsistent with such allocations determined pursuant to Sections 5.9(a) and (b) in any Tax Return, any Action before any Tax or other Governmental Body or otherwise. If any of the allocations determined pursuant to Section 5.9(a) or (b) are disputed by any Tax authority, the party receiving notice of such dispute shall promptly notify and consult with the other party hereto concerning resolution of such dispute, and Buyer and each Seller Party shall cooperate in good faith in responding to such challenge in order to preserve the effectiveness of the allocations determined pursuant to Sections 5.9(a) and (b).

                 (d) Notwithstanding anything to the contrary contained in this
Section 5.9, the amount, if any, paid by Buyer pursuant to Section 2.5(b) shall be allocated by Buyer and Seller among the Seller Parties and the Acquired Assets of each Seller Party in accordance with, and subject to, the principles of, and obligations set forth in, this Section 5.9.

         Section 5.10 Transfer Taxes.

                 (a) To the extent provided in the 363 Order, in accordance with section 1146(c) of the Bankruptcy Code, the instruments transferring the Acquired Assets to Buyer shall contain the following endorsement:

                 "Because this [instrument] has been authorized pursuant to Order of the United States Bankruptcy Court for the District of Delaware relating to a chapter 11 plan of the Grantor, it is exempt from transfer taxes, stamp taxes or similar taxes pursuant to 11 U.S.C. Section 1146(c)."

                 (b) To the extent the endorsement described in Section 5.10(a) is not applicable or effective, Seller Parties shall pay 50% and Buyer shall pay 50% of any real property transfer or gains Tax, sales Tax, use Tax, excise Tax, stamp Tax, stock transfer Tax or, registration Tax documentary Tax or other similar Tax incurred in connection with the transactions contemplated by this Agreement (collectively, "Transfer Taxes"). No later than 15 days prior to the date any Tax Return that must be filed by Seller (or the applicable Seller Party) in connection with Transfer Taxes required to be paid pursuant to this
Section 5.10(b) (such Tax Returns, "Transfer Tax Returns") is due, Seller (or the applicable Seller Party) shall prepare, on a basis consistent with the allocations determined in accordance with Section 5.9, all Transfer Tax Returns and provide copies of such Transfer Tax Returns to Buyer for its review and consent, which consent shall not be unreasonably withheld or delayed. Seller (or the applicable Seller Party) shall file any such Transfer Tax Return prepared pursuant to this Section 5.10(b) that is required to be filed by Seller (or any applicable Seller Party) under applicable law.

Notwithstanding anything to the contrary in this Agreement, if such Transfer Taxes are not paid on or prior to the Closing, Buyer shall be entitled to escrow (on reasonable terms) from the Cash Purchase Price an amount of cash equal to $3,000,000 to secure Seller Parties' obligations under this Section 5.10(b).

         Section 5.11 Vehicle Return Pursuant to Repurchase Programs; Disposition of Vehicles. Seller Parties shall, and shall cause each other lessee under a TFFC MV Lease to: (i) sell or return each vehicle subject to a Repurchase Program (other than a vehicle that has suffered a casualty loss) to the nearest related manufacture official auction or other facility designated by the relevant Vehicle Manufacturer or Affiliate thereof at the relevant lessee's sole expense after the minimum term or mileage limit under such Repurchase Program for such vehicle is achieved, but prior to the expiration of the maximum term and/or prior to reaching the maximum mileage limit under such Repurchase Program for such vehicle, other than isolated cases not exceeding 25 vehicles in any calendar month on average; and (ii) sell or dispose of all vehicles not subject to a Repurchase Program in accordance with the provisions of the applicable TFFC MV Lease. Each such lessee agrees that the vehicles will be in vehicle turn-in condition as specified in the applicable Repurchase Program.

         Section 5.12 Cooperation in Connection with Refinancing. Seller Parties shall, and shall cause their Affiliates to, cooperate with Parent, Buyer and their respective Affiliates, in connection with any proposed refinancing by Buyer of all or any part of the Assumed Indebtedness and of the indebtedness of TFFC, Budget Funding Corporation and BGI Leasing, Inc. upon consummation of the transactions contemplated hereby. Buyer will be responsible for any reasonable out-of-pocket costs and expenses incurred by Seller Parties pursuant to this
Section 5.12. Such cooperation shall include, without limitation, providing all such accurate and complete information relating to Seller Entities' vehicle fleet as Buyer may reasonably request, assisting in the preparation of offering documents and materials, rating agencies presentations and direct access to Seller Parties' financing sources.

         Section 5.13 Confidentiality.

                 (a) From the date hereof and until the Closing, subject to Sections 5.13(b) and 5.13(c), Buyer and Parent shall keep, and shall cause their Affiliates and their Representatives to keep, all the Seller Evaluation Material confidential and will not, without the prior written consent of Seller, disclose any Seller Evaluation Material, in whole or in part, and will not use the Seller Evaluation Material, directly or indirectly, for any purpose other than in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby.

                 (b) Buyer and Parent agree to disclose Seller Evaluation Material to their Representatives only if and to the extent that such Representatives need to know the Seller Evaluation Material for the purpose of the transactions contemplated by this Agreement and the Ancillary Agreements and are informed by Buyer or Parent of the confidential nature of the Seller Evaluation Material. Buyer and Parent each agree to be responsible for any breach of this Section 5.13 by Representatives of Buyer or Parent.

                 (c) Notwithstanding the foregoing, Buyer, Parent or any of their Representatives may disclose any of Seller Evaluation Materials (to the extent such disclosure is reasonably related to the purpose of approving or consummating the transactions contemplated by this Agreement) to creditors of Seller Parties that agree pursuant to a written agreement containing confidentiality provisions substantially similar to those set forth in this
Section 5.13, to keep such Seller Evaluation Materials confidential, to the creditors' committee formed in connection with the Chapter 11 Cases and in connection with appearances by Buyer or any Affiliate thereof in the Bankruptcy Court to the extent the Seller Evaluation Materials so disclosed reasonably relate to the purpose of such appearances. Buyer shall deliver to Seller a copy of each such written confidentiality agreement with creditors of Seller Parties as promptly as reasonably practicable after any such confidentiality agreement is executed and delivered to Buyer.

                 (d) If Buyer, Parent or any of their Representatives, or any Person to whom any of the foregoing have, directly or indirectly, transmitted Seller Evaluation Material, are requested or required by Law (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation demand, any informal or formal investigation by any Governmental Body, stock exchange regulation or otherwise) to disclose any Seller Evaluation Material, each of Buyer and Parent agrees: (x) to promptly notify Seller of the existence, terms and circumstances surrounding such request, (y) to consult with Seller on the advisability of taking legally available steps to resist or narrow such request and (z) if disclosure of any Seller Evaluation Material is required, to furnish only that portion of Seller Evaluation Material, which is required to be disclosed and to use reasonable efforts to cooperate with any reasonable action by Seller Parties to obtain an appropriate protective order of other reliable assurance that confidential treatment will be accorded to Seller Evaluation Material.

                 (e) If the transactions contemplated by this Agreement are not consummated and this Agreement is terminated in accordance with the terms hereof, Buyer and Parent will redeliver to Seller or destroy all tangible Seller Evaluation Material and any other tangible material containing any information in the Seller Evaluation Material (whether prepared by a Seller Entity, their Representatives or otherwise), and will not retain any copies, extracts or other reproductions in whole or in part of such tangible material. If requested by Seller, an appropriate officer of Buyer or Parent will certify to Seller that all such Seller Evaluation Material has been so redelivered or destroyed. Notwithstanding the delivery or destruction of the Seller Evaluation Material required by this Section 5.13(e), all duties and obligations existing under this
Section 5.13 (including with respect to any oral Seller Evaluation Material) will remain in full force and effect.

         Section 5.14 No Solicitation of Employees. Without the consent of Seller, until the later of December 21, 2002 and the termination of this Agreement, Buyer, Parent and their Representatives who have knowledge of the transactions contemplated by this Agreement and the Ancillary Agreements will not take any action to solicit any officer or key employee of Seller to terminate his or her employment with Seller (except for employment as contemplated by Section 6.1 after the Closing), it being understood that the foregoing shall not prohibit a solicitation directed at the public in general, by a professional employment agency or to any employee who approaches Buyer or Parent without being initially solicited by Buyer or Parent;

provided, however, that the obligations of Buyer and Parent under this Section
5.14 shall terminate automatically upon Closing.

         Section 5.15 Certain Tax Reporting.

                 (a) Certain Payroll Reporting Matters. If so instructed by Buyer (in its sole discretion), Seller Parties shall elect with Buyer (the "96-60 Election") the "Alternative Procedure" set forth in section 5 of Revenue Procedure 96-60, 1996-2 C.B. 399 ("Rev Proc 96-60"). In accordance with the 96-60 Election, Seller Parties shall provide Buyer with the amounts of wages paid from January 1, 2002 to the Closing Date to Affected Employees, withholdings from such wages and any other information required pursuant to Rev Proc 96-60. Provided Seller Parties have provided Buyer the information set forth in the immediately preceding sentence, Buyer shall file Form W-2 for all wages paid to Affected Employees for the period January 1, 2002 to December 31, 2002.

                 (b) Notwithstanding anything to the contrary contained in this Agreement, Seller Parties shall calculate, report and pay all federal, state and local employment tax obligations (e.g., FICA, Medicare, FUTA and SUTA) with respect to Affected Employees for any period or portion thereof ending on or prior to Closing Date (including, but not limited to, Form 941, all state and local employee withholding tax obligations and state unemployment insurance forms, in each case, for any period or portion of any period ending on or prior to the Closing Date).

         Section 5.16 SEC Reports. Notwithstanding that the Seller and its Subsidiaries may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, Seller and its Subsidiaries shall file with the SEC and provide Buyer with the quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2002 and the related certification required under Section 906 of the Sarbanes-Oxley Act of 2002, as promptly as practicable but in no event later than five Business Days prior to the Closing Date.

                                    ARTICLE 6
                        ADDITIONAL POST-CLOSING COVENANTS

         Section 6.1 Benefit and Employment Matters.

                 (a) Prior to the Closing Date (to be effective on the Closing
Date), Buyer will offer regular full-time or part-time employment, as applicable, to each full-time and part-time Seller Parties Employee with comparable compensation, benefits and in the same geographic area as applicable to such Seller Parties Employee immediately before the Closing Date. Seller Parties Employees who accept offers of employment made by Buyer pursuant to this
Section 6.1(a) and commence employment with Buyer and its Affiliates immediately upon Closing shall be referred to herein as the "Affected Employees;" provided, however, that any Seller Parties Employee who is not actively at work on the Closing Date on account of sickness, vacation or short-term disability shall be deemed a "Affected Employee" upon his or her return to active employment with Buyer after the Closing Date. Except as specifically provided for in this Agreement, Seller Parties shall be responsible for and shall indemnify, defend and hold harmless Buyer and its Affiliates from any liabilities relating to any current or former employee of Seller

Parties who is not an Affected Employee (including, without limitation, any liabilities arising under any Benefit Plan or other compensation program, arrangement or agreement of Seller Parties). Seller Parties shall make their employees available to Buyer, at reasonable times and in a manner intended not to disrupt ongoing operations, for the purpose of making employment offers to such employees.

                 (b) With respect to those employee benefit plans of Buyer or any of its Subsidiaries ("Buyer Plans") in which Buyer, in its sole discretion, shall determine that Affected Employees may participate as of or following the Closing Date, Buyer shall, and shall cause its Subsidiaries to, credit the prior service of the Affected Employees with Seller Parties for purposes of eligibility and vesting under such Buyer Plans to the extent that such service was recognized under the analogous Benefit Plans; provided, however, that such service need not be credited to the extent it would result in a duplication of benefits. Affected Employees shall also be given credit for any deductible or co-payment amounts paid in respect of the Buyer Plan year in which the Closing occurs, to the extent that, following the Closing, they participate in any Buyer Plan during such plan year for which deductibles or co-payments are required. Buyer shall, and shall cause its Subsidiaries to, waive (i) any preexisting condition restriction (other than a restriction to which the Affected Employee is subject immediately prior to the time of the Closing) under the terms of the analogous Benefit Plan immediately prior to the Closing or (ii) any waiting period limitation which would otherwise be applicable to an Affected Employee on or after the Closing to the extent such Affected Employee had satisfied any similar waiting period limitation under an analogous Benefit Plan prior to the Closing.

                 (c) With respect to any Affected Employees who are given notice of termination of employment during the first nine months immediately following the Closing Date, Buyer shall provide each such Affected Employee with severance benefits equal to those provided as of the date hereof under the applicable Seller Entity severance plan in which such Affected Employee currently participates.

                 (d) Nothing in this Section 6.1 shall be deemed to require that the employment of any Affected Employee be continued for any specific period of time after the Closing Date. Except as expressly provided in this Section 6.1, nothing in this Section 6.1, express or implied, shall be construed to prevent Buyer or its Affiliates from (i) terminating, or modifying the terms of employment of, any Affected Employee following the Closing Date or (ii) terminating or modifying to any extent or in any respect employee benefit plan, program, agreement or arrangement that Buyer or its Affiliates, as applicable, may establish or maintain. Buyer shall be responsible for and shall indemnify, defend and hold harmless Seller and its Affiliates from any liabilities arising from the termination, following the Closing Date, of any Affected Employee.

                 (e) Prior to Closing, Seller shall deliver to Buyer a list of all employees who have suffered an "employment loss" (as defined in the WARN
Act) during the three months prior to the Closing Date.

                 (f) Subject to the consummation of the transaction pursuant to the terms of this Agreement, effective as of Closing, Buyer shall be obligated to provide, or to cause Parent to provide, the benefits set forth on Schedule 6.1(f).

                 (g) With respect to the following plans: Automobile Mechanics Local 701 - International Association of Machinists and Aerospace Workers, AFL-CIO Mechanics Welfare Fund - Chicago; Teamsters Garage Employees Union Local 272 Management Pension Fund; Machinist Money Purchase Pension Fund - Auto Lodge 447; Western Conference of Teamsters Local 117 - Seattle; Western Conference of Teamsters Local 78 - Oakland; W PA Teamsters and Employees Pension Fund Local - Local 926 Pittsburgh; Union De Tronquistas De PR Local 901 - Puerto Rico; and Teamsters Local 117, Supplemental Income 401K Plan - Seattle (collectively, the "Multiemployer Plans"), after the Closing:

                  (i) Buyer will be obligated to make contributions to each Multiemployer Plan in accordance with all collective bargaining agreements relating thereto and shall contribute to such plan with respect to such operations for substantially the same number of contribution base units for which Seller Parties had an obligation to contribute to such plan.

                  (ii) Unless and until a variance or exemption is obtained in accordance with section 4204(c) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Buyer will provide to each Multiemployer Plan, for a period of five plan years commencing with the first plan year beginning after the Closing, a bond issued by a corporate surety company that is an acceptable surety for purposes of section 412 of ERISA, or an amount held in escrow by a bank or similar financial institution satisfactory to such Multiemployer Plan, or such other security as may be permitted under section 4204(a)(1)(B) of ERISA or regulations thereunder, in an amount equal to the greater of:

                           (A) the average annual contribution required to be
                  made by the Seller Parties to the Multiemployer Plan with respect to the operations thereunder for the three plan years preceding the plan year in which the Closing occurs, or

                           (B) the annual contribution that the Seller Parties
                  were required to make with respect to the operations under the Multiemployer Plan for the last plan year before the plan year in which the Closing occurs,

which applicable bond or escrow shall be paid to such Multiemployer Plan if Buyer withdraws from such Multiemployer Plan, or fails to make a contribution to such Multiemployer Plan when due, at any time during the first five plan years beginning after the Closing.

                  (iii) If Buyer withdraws from a Multiemployer Plan in a complete withdrawal or a partial withdrawal with respect to the union employees within the period referred to in the preceding subsection
         (ii), Buyer will be primarily liable and Seller Parties agree to be secondarily liable for any withdrawal liability the Seller Parties would have had at the Closing Date to such Multiemployer Plan, but for the application of section 4204 of ERISA, if the withdrawal liability of Buyer with respect to such Multiemployer Plan is not paid.

                  (iv) Buyer agrees that any action on its part that causes withdrawal liability (either partial or complete) during the period referred to in subsection (ii) hereof shall be for valid business reasons only. In the event of a subsequent sale of the assets of the Acquired Business by Buyer during such period, Buyer agrees to comply with the provisions of section 4204(a)(1) of ERISA.

                  (v) If all, or substantially all, of the Seller Parties' assets are distributed, or if the Seller Parties are liquidated before the end of the first five plan years beginning after Closing, then, except as may otherwise be required by law, Seller Parties shall provide a bond, an amount in escrow or such other security as may be permitted under section 4204(a)(1)(B) of ERISA or regulations thereunder, equal to the present value of the withdrawal liability Seller Parties would have had but for the application of section 4204 of ERISA, which bond, amount in escrow or other security may be applied toward the satisfaction of Seller's secondary liability described in subsection (iii) hereof.

                  (vi) Buyer agrees to provide the applicable Seller Parties with reasonable advance notice of any action or event which could result in the imposition of withdrawal liability contemplated by this
         Section 6.1(g), and in any event Buyer shall immediately furnish such Seller Parties with a copy of any notice of withdrawal liability it may receive with respect to a Multiemployer Plan, together with all the pertinent details. In the event that any such withdrawal liability shall be assessed against Buyer, Buyer further agrees to provide the applicable Seller Parties with reasonable advance notice of any intention on the part of Buyer not to make full payment of any withdrawal liability when the same shall become due.

         Section 6.2 Books and Records; Personnel. For a period of six years after the Closing Date, Buyer shall maintain all Business Records that are transferred to Buyer hereunder. At all times during which Buyer maintains such Business Records (including electronic access to the extent such Business Records are in electronic form and the information can be provided separate and apart from all other information relating to Buyer, any of its Affiliates or their respective businesses), Buyer shall allow Seller Parties and their accountants and counsel access to all such Business Records, properties and personnel that are reasonably required in the administration of the Chapter 11 Cases or anticipation of, or preparation for, any existing or future Action involving a Seller Party, Tax Return preparation or defense, litigation or Excluded Liability. Such access shall be afforded during regular business hours and upon reasonable written notice at Buyer's principal place of business or at any location where such Business Records are stored; provided, however, that any such access shall not interfere with the normal conduct of the business or operations of Buyer and its Affiliates. Seller Parties shall be responsible for any actual out-of-pocket costs and expenses incurred by Buyer and its Affiliates in connection with granting Seller Parties access to such Business Records, properties and personnel pursuant to this Section 6.2. If, prior to the expiration of such six-year period, Buyer proposes to dispose of any such Business Records, Buyer shall (and Parent shall cause Buyer to) provide Seller with written notice and, if requested, shall deliver the same to Seller at Seller's expense.

         Section 6.3 Section 338(h)(10) Elections.

                 (a) Seller, in respect of each or any Seller Party, if so instructed by Buyer, shall jointly make a timely election under section 338(h)(10) of the Code (and any comparable elections under state and local income tax Law) with Buyer with respect to any domestic Acquired Company (individually, any such election referred to herein as an "Election" and, collectively, such elections referred to herein as the "Elections"). On or prior to the Closing Date, Seller (in respect of each Seller Party that Buyer has instructed Seller to make an Election pursuant to this Section 6.3(a)) and Buyer shall exchange completed and executed original copies of IRS Form 8023 and any applicable similar state or local forms with respect to the Elections. Notwithstanding the foregoing, Seller shall not be required to make an Election with respect to any Acquired Company if the aggregate tax basis of the assets of such Acquired Company exceeds the "Aggregate Deemed Sales Price" allocable to such Acquired Company unless such Election has no adverse Tax effect on Seller or any Seller Party.

                 (b) In connection with any Election with respect to an Acquired Company, as promptly as practicable after the date hereof, Buyer and Seller shall agree to: (i) a determination of the "Aggregate Deemed Sales Price" and the "Adjusted Grossed Up Basis" (each, as defined under applicable Treasury Regulations) with respect to any such Acquired Company and (ii) an allocation of each such Aggregate Deemed Sales Price and Adjusted Grossed Up Basis among the assets of any such Acquired Company, which allocations shall be made in accordance with section 338 of the Code and any applicable Treasury Regulations and the portion of the Cash Purchase Price, if any, and the Assumed Liabilities, if any, attributable to such Acquired Company that have been allocated to such Acquired Company pursuant to Section 5.9 (each, a "Section 338(h)(10) Allocation Statement"). If Buyer and Seller cannot agree on the amount(s) and allocation(s) described in the preceding sentence, such amount(s) and allocation(s) shall be prepared by the Accounting Firm. Any Section 338(h)(10) Allocation Statement prepared pursuant to this Section 6.3(b) shall be final, conclusive and binding on Buyer and each Seller Party.

                 (c) Buyer and each Seller Party: (i) shall be bound by the determinations of the Section 338(h)(10) Allocation Statements determined pursuant to Section 6.3(b) consistently therewith for purposes of determining any Taxes, (ii) shall prepare and file all Tax Returns to be filed with any Tax authority in a manner consistent with the Section 338(h)(10) Allocation Statements and (iii) shall take no position inconsistent with the Section 338(h)(10) Allocation Statements in any Tax Return, any Action before any Tax authority or otherwise. In the event that a Section 338(h)(10) Allocation Statement is disputed by any Tax authority, the party receiving notice of such dispute shall promptly notify and consult with the other party hereto concerning resolution of such dispute.

                 (d) Each Seller Party and Buyer shall cooperate in the preparation and timely filing of (i) Forms 8023 with respect to any Election and any comparable state or local forms or reports and (ii) to the extent permissible by or required by Law, any corrections, amendments, or supplements thereto. To the extent necessary for the valid filing of any such corrections, amendments, supplements, forms or reports, each Seller Party and Buyer shall cooperate in the timely execution thereof. Neither Seller nor Buyer shall, or shall permit any of their Affiliates to, take any action to modify any of the forms or reports (including any corrections, amendments, or supplements thereto) that are required for the making of any Election after their execution or to modify or revoke any of the Elections following the filing of the Forms 8023 without the prior written consent of the other party.

                 (e) Notwithstanding anything to the contrary contained in this
Section 6.3, the amount, if any, paid by Buyer pursuant to Section 2.5(b) and allocated to an Acquired Company (for which an Election has been made pursuant to Section 6.3(a)) pursuant to Section 5.9(d) shall be: (i) taken into account for purposes of determining Aggregate Deemed Sales Price and Adjusted Grossed Up Basis and (ii) allocated by Buyer and Seller among the assets of such Acquired Company in accordance with, and subject to, the principles and obligations set forth in this Section 6.3.

         Section 6.4 Tax Cooperation. Seller Parties and Buyer agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including access to books and records) and assistance relating to the Acquired Assets (including the Acquired Companies) as is reasonably requested for the filing of any Tax Returns (including any Transfer Tax Return required to be filed pursuant to Section 5.10(b)), for the preparation of any audit and for the prosecution or defense of any Action or other matter related to Taxes or any Tax Return. Any information obtained under this Section 6.4 shall be kept confidential except (i) as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other proceeding or (ii) as may be consented to by Seller Parties or Buyer, as applicable. Without limiting the foregoing, Buyer shall, as promptly as practicable, cause the Acquired Companies and their Subsidiaries to prepare and provide to Seller a package of Tax information materials, including schedules and work papers (the "Tax Package") required by Seller to enable Seller to prepare and file its U.S. federal consolidated (and any applicable state unitary, combined or similar) income Tax Return. The Tax Package shall be completed in accordance with past practice, including past practice as to providing such information and as to the method of computation of separate taxable income or other relevant measure of income of the Acquired Companies.

         Section 6.5 Use of Name. Seller Parties agree that promptly following the Closing Date, Seller and its Affiliates shall, except to the extent provided in the license agreement to be entered into pursuant to Section 2.11, cease and desist, and cause all other Persons to cease and desist, from all further use of the names "Budget" or "Ryder" and any variation or derivation thereof and any trademarks, service marks, trade names, domain names, trade dress, logos, business and product names, slogans and registrations and applications for registration thereof (the "Marks and Logos") and will (i) adopt new Marks and Logos which are not confusingly similar to the Marks and Logos, (ii) file amendments to the certificate or articles of incorporation, as the case may be, of Seller with the Delaware Secretary of State (or other appropriate Governmental Body) and shall make appropriate filings with any other applicable registry(ies) changing Seller's and its Subsidiaries' corporate names and any d/b/a's to names that do not include any of the Marks and Logos or words confusingly similar thereto and (iii) neither Seller nor any of its Subsidiaries shall make any further use of the Marks and Logos.

         Section 6.6 Remittance of Funds.

                 (a) Any interest, commissions, fees and other payments, including without limitation, payments in respect of principal and interest, received by Seller Parties or any Affiliate thereof relating to the Acquired Business after the Closing Date in any capacity, whether accrued prior to or on the Closing Date, including with respect to any TFFC MV Lease, franchise or other Contract included in the Acquired Business, shall as of the Closing Date be for the account of Buyer. Any such amounts received by Seller Parties and their Affiliates after the Closing Date shall be received by Seller Parties and their Affiliates in trust for Buyer and Seller Parties will, and will cause their Affiliates to, subject to the consummation of the Closing, immediately pay such amounts to an accounted designated by Buyer upon receipt thereof.

                 (b) Any interest, commissions, fees and other payments, including payments in respect of principal and interest, received by Buyer in any capacity in respect of any Excluded Asset or Retained Business (whether because the Closing has not yet occurred or otherwise) shall be received by Buyer in trust for Seller Parties and Buyer will immediately pay such amounts to an account designated by Seller upon receipt thereof.

         Section 6.7 Mail Received After the Closing. Following the Closing, Buyer may receive and open all mail addressed to Seller or any of its Affiliates and deal with the contents thereof in its reasonable discretion to the extent that such mail and the contents thereof relate to the Acquired Business, the Acquired Assets or any of the Assumed Liabilities. Buyer shall deliver or cause to be delivered to Seller, at Seller's expense, all mail received by Buyer after the Closing addressed to any Seller Entity which does not relate to the Acquired Business, the Acquired Assets or the Assumed Liabilities until the earlier of
(i) one year after the Closing and (ii) the entry of a final order in the Chapter 11 Cases.

         Section 6.8 Further Assurances.

                 (a) At any time and from time to time after Seller Parties shall execute and deliver to Buyer such instruments of transfer, conveyance, assignment and confirmation, in addition to those executed and delivered by Seller Parties at Closing, and take such action as Buyer may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to Buyer and to confirm Buyer's title to all of the Acquired Assets, to put Buyer in actual possession and operating control thereof and to permit Buyer to exercise all rights with respect thereto and otherwise to give full effect to the provisions of this Agreement.

                 (b) If, notwithstanding the 363 Order and the 365 Order, any transfer or assignment by Seller Parties to, or any assumption by Buyer of, any interest in, or liability, obligation or commitment under, any Acquired Asset requires a Governmental Consent or a Third Party Consent and any such consent is not obtained prior to the Closing and Buyer, in its sole discretion, waives the condition set forth in Section 7.2(d) with respect to such Governmental Consent or Third Party Consent, then, if Buyer so elects, such Acquired Asset shall not be transferred to Buyer at the Closing Date and Seller Parties shall cooperate (at their own expense) in any lawful and reasonable arrangement reasonably proposed by Buyer under which Buyer shall obtain the economic benefits under the asset, claim or right with respect to which the consent has not been obtained. Such reasonable arrangement may include (i) the subcontracting, sublicensing or subleasing to Buyer of any and all rights of Seller Parties against the other party to such third-party agreement arising out of a breach or cancellation thereof by the other party and (ii) the enforcement by Seller Parties of such rights.

                                    ARTICLE 7
                         CONDITIONS PRECEDENT TO CLOSING

         Section 7.1 General Conditions. The respective obligations of Buyer and Seller Parties to effect the Closing are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                 (a) No statute, rule, regulation, executive order, decree, decision, ruling or preliminary or permanent injunction shall have been enacted, entered, promulgated or enforced by any Governmental Body, that enjoins, prevents or prohibits confirmation of the transactions contemplated by this Agreement or any of the Ancillary Agreements.

                 (b) Any applicable waiting period (and any extension thereof) under applicable Competition Law shall have expired or been terminated, and all approvals under such applicable Competition Law in jurisdiction which filings relating to the transactions contemplated by this Agreement or the Ancillary Agreement are required and under the Competition Law of Australia and New Zealand shall have been obtained.

                 (c) The 363 Order and the 365 Order shall have been entered and shall not have been stayed or vacated.

                 (d) No Action shall have been taken or remain pending and unstayed by any Governmental Body seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement.

         Section 7.2 Conditions Precedent to Buyer's Obligations. The obligations of Buyer to effect the Closing are subject to the fulfillment, prior to or at the Closing, of each of the following additional conditions, any of which may be waived in writing by Buyer:

                 (a) The representations and warranties of Seller Parties contained in this Agreement or in any certificate delivered pursuant to this Agreement (without regard to any qualifications therein as to materiality or Material Adverse Effect) shall be true and correct in all material respects at and as of the date hereof and at and as of the Closing Date (except to the extent that such representations and warranties are made as of a specified date, in which case, such representations and warranties shall be true and correct in all material respects as of such date); provided, however, that the representations and warranties of Seller Parties contained in this Agreement or in any certificate delivered pursuant to this Agreement shall be deemed true and correct in all material respects at and as of the date hereof and at and as of the Closing Date notwithstanding that a representation and warranty of Seller Parties contained in this Agreement is not true and correct in all material respects (a "Representation Failure") if (i) the Representation Failure was the result of an inadvertent error or omission by Seller Parties and (ii) to the extent the impact of Representation Failure can be measured adequately or reasonably estimated in monetary terms, the adverse impact of each Representation Failure does not exceed in the aggregate, together with the impact of all other Representation Failures, $10,000,000, it being understood that if the impact of a Representation Failure can not be measured adequately or reasonably estimated in monetary terms, this proviso shall not apply to such a Representation Failure; and provided, further, that the representations and warranties of Seller Parties contained in this Agreement or in any certificate delivered pursuant to this Agreement shall not be deemed to be true and correct in all material respects if the adverse impact of any Representation Failure which can be measured adequately or reasonably estimated in monetary terms, together with the impact of all other Representation Failures, exceeds $10,000,000.

                 (b) Seller Parties shall have performed all obligations and agreements and complied in all material respects with all covenants required by this Agreement to be performed or complied with by Seller Parties prior to or at the Closing.

                 (c) Buyer shall have received a certificate of the chief executive officer of each Seller Party as to the satisfaction of the conditions set forth in Section 7.2(a) and Section 7.2(b).

                 (d) All Governmental Consents and Third Party Consents shall have been obtained and shall remain in full force and effect, except for Third Party Consents required pursuant to Contracts (in each case other than Airport Concessions and Leases in any airport or area adjacent thereto) to which any of the Acquired Companies is a party and which are not, individually or in the aggregate, material to the Acquired Business or to the Acquired Business conducted by the Acquired Company that is a party to such Contract.

                 (e) Since the date hereof, there shall have been no change, effect, event, occurrence or state of facts that, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

                 (f) Seller Parties shall have delivered all other documents specified in Section 2.8 to Buyer.

                 (g) The Benefit Plans listed on items 1 through 9, 11, 12 and 13 in Section 3.18(b) of the Seller Parties Disclosure Schedule, shall have been amended effective as of not later than the Closing to be consistent with Schedules 1.1(c) and 6.1(f).

                 (h) The 363 Order and the 365 Order shall have become Final Orders.

                 (i) Each of the BRACI Administrative Services Agreement and the BRACI License Agreement shall have been terminated, in each case on terms satisfactory in substance and form to Buyer.

                 (j) Seller Parties shall have delivered to Buyer a report setting forth the aggregate amount of Qualified Fees paid by Seller Parties from June 30, 2002 until the Closing, an itemized list of each Qualified Fee so paid specifying the Person to which such payment has been made, the amount of such payment, the date thereof, accompanied by a certificate of the chief financial officer of Seller stating that the information contained in such list is true, accurate and complete in all respects and all supporting documentation for each such payment.

         Section 7.3 Conditions Precedent to Seller Parties' Obligations. The obligations of Seller Parties to effect the Closing of the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of each of the following additional conditions, any of which may be waived in writing by Seller Parties:

                 (a) The representations and warranties of each of Parent and Buyer contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby (without regard to any qualifications therein as to materiality or material adverse effect) shall be true and correct in all material respects at and as of the date hereof and at and as of the Closing Date (except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such date).

                 (b) Buyer and Parent shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

                 (c) Seller shall have received a certificate of an officer of Buyer and Parent as to the satisfaction of the conditions set forth in Section 7.3(a) and Section 7.3(b).

                 (d) Buyer shall have delivered all documents specified in
Section 2.9 to Seller Parties.

                                    ARTICLE 8
                         TERMINATION; TERMINATION AMOUNT

         Section 8.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by mutual written agreement of Buyer and Seller Parties.

         Section 8.2 Termination by Either Buyer or Seller Parties. This Agreement may be terminated at any time prior to the Closing Date by either Buyer or Seller Parties:

                 (a) upon written notice to the other party, (i) by Buyer, if the Closing shall not have occurred by November 9, 2002 (the "Buyer Closing Deadline") and (ii) by Seller Parties, if the Closing shall not have occurred by December 6, 2002 (the "Seller Closing Deadline" and together with the Buyer Closing Deadline, the "Closing Deadlines"); provided, however, that the right to terminate this Agreement under this Section 8.2(a) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to be consummated on or prior to the Closing Deadline; and provided, further, that if the Closing shall not have occurred by the Buyer Closing Deadline solely as a result of any applicable waiting period (or any extension thereof) under any Competition Law relating to the transactions contemplated by this Agreement or the Ancillary Agreements (the "Applicable Waiting Period") not having expired or been terminated, the Closing Deadline shall be deemed to read "December 31, 2002"; and provided, further, that if at any time Buyer or Seller Parties have the right to terminate this Agreement pursuant to this Section 8.2(a) but neither does so within five Business Days after the applicable Closing Deadline, then such Closing Deadline shall be extended by an additional thirty days; or

                 (b) if a Governmental Body shall have issued a Final Order or taken any other nonappealable final action having the effect of restraining, enjoining or otherwise prohibiting the transactions contemplated hereby.

         Section 8.3 Termination by Buyer. This Agreement may be terminated at any time prior to the Closing Date by Buyer if:

                 (a) there has been a breach by any Seller Party of any representation or warranty contained in this Agreement or in any certificate delivered pursuant to this Agreement which breach is not curable or, if curable, is not cured within 15 days after written notice of such breach given by Buyer to Seller Parties and which has caused, or could reasonably be expected to cause, the condition set forth in Section 7.2(a) not to be satisfied;

                 (b) there has been a breach by any of Seller Parties of any of the covenants or agreements contained in this Agreement, which breach is not curable or, if curable, is not cured within 15 days after written notice of such breach given by Buyer to Seller Parties;

                 (c) the Bankruptcy Court shall not have entered the Overbid Procedures Order satisfying the requirements of Section 5.5 not later than September 10, 2002;

                 (d) (i) any of Seller Parties or any Chapter 11 trustee appointed for any Seller Parties shall (A) accept a proposal providing for, relating to or supporting an Alternative Transaction, (B) seek the approval by the Bankruptcy Court of an Alternative Transaction (whether pursuant to Section 363, in a Chapter 11 plan or otherwise) or, other than as expressly permitted by, and following the approval and entry by the Bankruptcy Court of, the Overbid Procedures Order, take any other action to pursue an Alternative Transaction,
(C) file or support, or advocate in any court, a Chapter 11 plan, motion or other pleading requesting the Bankruptcy Court to approve an Alternative Transaction or which, if adopted, granted, approved or confirmed, could reasonably be expected to lead to consummation of an Alternative Transaction, or
(D) other than as expressly permitted by, and following the approval and entry by the Bankruptcy Court of, the Overbid Procedures Order, take any action which is otherwise inconsistent with the consummation of the transactions contemplated by this Agreement; or (ii) the Committee of Unsecured Creditors in connection with the Chapter 11 Cases shall (A) withdraw or announce the withdrawal of its support to the transaction contemplated by this Agreement (including, without limitation, the Bidding Procedures and the Termination Amount), other than following a breach by Buyer or Parent which would permit Seller Parties to terminate this Agreement pursuant to Sections 8.4(a) or 8.4(b) or (B) file or support, or advocate in any court, a Chapter 11 plan, motion or other pleading requesting the Bankruptcy Court to approve an Alternative Transaction or which, if adopted, granted, approved or confirmed, could reasonably be expected to lead to the confirmation of an Alternative Transaction, other than as expressly permitted by, and following the approval and entry by the Bankruptcy Court of, the Overbid Procedures Order;

                 (e) the 363 Order and the 365 Order containing the provisions required by this Agreement shall not have been entered not later than October 28, 2002 (or shall be vacated or stayed as of such date);

                 (f) the 363 Order and the 365 Order containing the provisions required by this Agreement shall not have become Final Orders by November 8, 2002; provided, however, that if the Applicable Waiting Period shall not have expired or terminated on or before November 8, 2002, then the November 8, 2002 date set forth in this clause (f) shall be extended to the earlier of (i) the fifth Business Day after such Applicable Waiting Period expires and (ii) December 31, 2002 (the "Final Order Deadline");

                 (g) the Bankruptcy Court enters an order approving an Alternative Transaction or confirming a Chapter 11 plan not incorporating the transactions contemplated by this Agreement;

                 (h) any of the Seller Parties' Chapter 11 Cases shall be converted into a case under Chapter 7 of the Bankruptcy Code or dismissed;

                 (i) Seller Parties shall have failed to (i) obtain a cumulative Adjusted EBITDAR for any period commencing on August 1, 2002 and ending on the last day of each calendar month commencing on August 31, 2002 (each such period, a "Testing Period") equal to or larger than the cumulative Adjusted EBITDAR projected for such Testing Period in the Operating Metric Forecast and (ii) achieve at least one of the following projected ratios or the projected Rental Transactions as set forth in the Operating Metric Forecast for the calendar month ending on the same day as the day on which the relevant Testing Period expires: (A) the Automotive Fleet Utilization Ratio; (B) the Automotive Rental Revenue to Rental Days Ratio; (C) the Rental Transactions to Full-Time Equivalents Ratio; or (D) Rental Transactions;

                 (j) Seller Parties shall not have entered into definitive agreements satisfactory in substance and form to Buyer (including, but not limited to, with respect to the ability of Buyer to prepay all amounts outstanding thereunder concurrently with the Closing without penalty, fee or breakage fee or similar payment or cost) with respect to each of the Ford MV Lease by August 30, 2002 or any of the orders entered by the Bankruptcy Court in connection with the DIP Financing, the DIP Asset-Backed Fleet Financing, the DIP L/C Rollover or the Ford Line of Credit shall not be reasonably satisfactory in substance and form to Buyer; provided, however, that if Seller Parties enter into the documents attached as Schedule 8.2(j) with respect to the Ford MV Lease by August 30, 2002, the definitive documentation with respect thereto shall be deemed satisfactory in substance and form to Buyer;

                 (k) TFFC, Budget Funding Corporation or BGI Leasing, Inc. shall commence a voluntary bankruptcy, reorganization, arrangements, insolvency or liquidation proceeding or any other proceeding under any federal or state bankruptcy or similar law; or an involuntary bankruptcy, insolvency or liquidation proceeding or any other proceeding under any federal or state bankruptcy or similar law case is commenced against any of TFFC, Budget Funding Corporation or BGI Leasing, Inc. and the petition is not controverted within 10 days, or is not dismissed within 30 days, after commencement of the case; or

                 (l) any event of default or amortization event under or relating to any of the DIP Financing, the DIP L/C Rollover, the DIP Asset-Backed Fleet Financing, the Additional DIP Asset-Backed Fleet Financing or the Ford Line of Credit shall have occurred and be continuing, to the extent (A) in the case of the DIP Financing and the DIP L/C Rollover, the amounts due under the DIP Financing on the DIP L/C Rollover, as the case may be, have become due and payable prior to the stated maturity thereof (based on the original amortization or repayment schedule) and (B) in the case of the DIP Asset-Backed Fleet Financing, the Additional DIP Asset-Backed Fleet Financing or the Ford Line of Credit, any action is taken to terminate the related vehicle lease agreements.

         If Buyer elects to terminate this Agreement pursuant to (i) Section 8.3(e), it must do so on or before the tenth Business Day after the later of (A) October 28, 2002 and (B) the date upon which a 363 order not complying with the requirements of this Agreement is entered or (ii) Section 8.3(i), it must do so, with respect to each Testing Period, within ten Business days after Buyer receives the last report required to be delivered pursuant to Section 5.1(aa)(ix) for such Testing Period. If Buyer fails to terminate this Agreement
(A) pursuant to Section 8.3(e) by the date set forth in clause (i) above, Buyer shall not thereafter be entitled to terminate this Agreement pursuant to Section 8.3(e) or (B) pursuant to Section 8.3(i) by the date set forth in clause (ii) above, Buyer shall not thereafter be entitled to terminate this Agreement pursuant to Section 8.3(i) as a result of Seller Parties failure to satisfy the requirements of Section 8.3(i) for the applicable Testing Period.

         Section 8.4 Termination by Seller Parties. This Agreement may be terminated prior to the Closing Date by Seller Parties if:

                 (a) there has been a breach by Buyer or Parent of any representation or warranty contained in this Agreement which breach is not curable or, if curable, is not cured within ten days after written notice of such breach given by Seller Parties to Buyer or Parent, as the case may be, and which has caused or could reasonably be expected to cause the condition set forth in Section 7.3(a) not to be satisfied;

                 (b) there has been a breach by Buyer or Parent of any of the covenants or agreements contained in this Agreement, which breach is not curable or, if curable, is not cured within ten days after written notice of such breach given by Seller Parties to Buyer or Parent, as the case may be;

                 (c) any Seller Party enters into a binding commitment with respect to, or consummates, an Alternative Transaction; or

                 (d) (i) the 363 Order and the 365 Order shall have been entered on or before October 28, 2002, but shall not have become Final Orders by the Final Order Deadline, (ii) Seller Parties have requested in writing that Buyer waive its right to terminate this Agreement under Section 8.3(f) (which request shall not be made (or if made, shall not be effective) until the later of entry of (A) the 363 Order and the 365 Order and (B) any order disposing of a motion under Fed. R. Bankr. P. 7052, 9023 or 9024 relating to the 363 Order and the 365 Order) and (iii) Buyer has refused or failed to waive its right to terminate this Agreement under Section 8.3(f) within 30 days of receiving the request referred to in clause (ii) above.

         Section 8.5 Effect of Termination. In the event of termination of the Agreement pursuant to this Article 8, written notice thereof shall as promptly as practicable be given to the other parties to this Agreement, and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein (a) there shall be no liability or obligation on the part of Seller Parties, Buyer or their respective officers and directors, and all obligations of the parties shall terminate, except for the obligations of the parties pursuant to this
Section 8.5 and Sections 5.13, 8.6, 9.3, 9.7, 9.10, 9.11 and 9.14; provided, however, that notwithstanding the foregoing or any other provision hereof, a party that is in breach of its representations, warranties, covenants or agreements set forth in this Agreement shall be liable for all damages caused by such breach, including, without limitation, any expenses incurred by the other party in connection with this Agreement and the transactions contemplated hereby; and provided, further, Buyer's right to damages from Seller Parties hereunder shall be limited to the Termination Amount (or appropriate percentage thereof) and shall constitute liquidated damages and (b) all filings, applications and other submissions made pursuant to the transactions contemplated by this Agreement shall, to the extent practicable, be withdrawn from the Governmental Body or Person to which made.

         Section 8.6 Expenses; Termination Amount.

                 (a) Subject to Section 2.5(a)(vi), costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such cost or expense.

                 (b) If this Agreement is terminated, Seller Parties, jointly and severally, shall pay in cash to Buyer as a termination fee and/or as liquidated damages, the applicable percentages set forth below of an amount equal to $15,000,000 (the "Termination Amount"):

                  (i) upon termination of this Agreement pursuant to Sections 8.3(a), 8.3(b), 8.3(d), 8.3(g), or 8.4(c), Seller Parties shall pay to Buyer an amount equal to (A) 23.34% of the Termination Amount (i.e., $3,500,000) within two Business Days of such termination and (B) 76.66% of the Termination Amount (i.e., $11,500,000) on or before the earlier of (x) the date of closing of Alternative Transaction (if any) and (y) the sixth month anniversary of the termination of this Agreement; provided, however, that: (i) notwithstanding the foregoing if Buyer terminates this Agreement pursuant to Section 8.3(a), Buyer's recovery shall be limited to 23.34% of the Termination Amount (i.e., $3,500,000) if and only if (A) the breaches of representations and warranties by Seller Parties giving rise to such termination do not, individually or in the aggregate with all other breaches of representations and warranties by Seller Parties under this Agreement, constitute or have a Material Adverse Effect, (B) the representations or warranties of Seller Parties whose breach gives rise to the termination were true and correct (to the extent that the condition set forth in Section 7.2(a) was satisfied on the date of this Agreement) when first given or made,
         (C) such representations and warranties of Seller Parties have become untrue or incorrect (to the extent Buyer has a termination right under Section 8.3(a)) solely as a result of an event(s) or occurrence(s) which was and is outside the control of, and which was not and is not caused by or remediable by, any of Seller Parties or their Affiliates and (D) Seller Parties have not breached any of their covenants in any material respect; (ii) if Buyer terminates this Agreement pursuant to
         Section 8.3(b), Buyer's recovery shall be limited to 23.34% of the Termination Amount (i.e., $3,500,000) if but only if the breaches giving rise to such termination do not, individually or in the aggregate with all other breaches by Seller Parties under this Agreement, constitute or have (A) a Material Adverse Effect, (B) a material adverse effect on the value to Buyer of the Acquired Business or the Acquired Assets or of the transactions contemplated hereby or
         (C) a material adverse effect on consummation of the transactions contemplated hereby on a timely basis; and (iii) if this Agreement is terminated pursuant to Section 8.3(d)(ii) or Section 8.3(g), Buyer's recovery shall be limited to 23.34% of the Termination Amount (i.e., $3,500,000) unless an Alternative Transaction closes on or before (A) six months after the termination of this Agreement pursuant to Section 8.3(d)(ii) or (B) one year after the termination of this Agreement pursuant to Section 8.3(g), in which case the remaining 76.66% (i.e., $11,500,000) shall be due on the date of closing of such Alternative Transaction, without any need of written demand therefor by Buyer; and

                  (ii) upon termination of this Agreement pursuant to Sections 8.2(a) (if any of Seller Parties is the terminating party), 8.3(c), 8.3(e), 8.3(f), 8.3(h), 8.3(j), 8.3(k) or 8.3(l) Seller Parties shall pay to Buyer 23.34% of the Termination Amount (i.e., $3,500,000) within two Business Days of such termination; provided, however, that if Buyer terminates this Agreement pursuant to Section 8.3(e), Buyer shall not be entitled to any portion of the Termination Amount if by October 23, 2002 Seller Parties shall have notified Buyer in writing of their desire to extend the October 28, 2002 deadline set forth in Section 8.3(e) to and including November 28, 2002 and Buyer terminates this Agreement pursuant to Section 8.3(e) prior to November 28, 2002; provided, further, that if (A) Buyer terminates this Agreement pursuant to Section 8.3(e), and (B) any of Seller Parties obtains approval of Bankruptcy Court for an Alternative Transaction within 275 days of the termination of this Agreement pursuant to Section 8.3(e) and (C) a proposal for the Alternative Transaction so approved was in existence prior to such termination, then Seller Parties shall pay to Buyer an additional amount in cash equal to 76.66% of the Termination Amount (i.e., $11,500,000) on the date of closing of such Alternative Transaction, without need of any written demand therefor by Buyer.

         For purposes of clauses (i) and (ii) of this Sections 8.6(b), the closing of an Alternative Transaction shall be deemed to occur on the earliest of (i) the date any payment in respect thereof or relating thereto is made, (ii) the date on which any asset or property is transferred, conveyed, assigned or leased pursuant thereto, (iii) the date on which any Equity Securities are issued pursuant thereto and (iv) the date of substantial consummation of any plan of reorganization or liquidation.


                 (c) No portion of the Termination Amount shall be payable to Buyer if (i) this Agreement is terminated (A) pursuant to Sections 8.1 or (B) because the necessary approvals under the applicable Competition Law relating to the transactions contemplated by this Agreement or the Ancillary Documents have been denied and (ii) no event has occurred (or failed to occur) which has or could at the time of the termination described in clause (B) above, form the basis for termination of this Agreement by Buyer under any other provision of this Agreement.

                 (d) If Buyer terminates or is entitled to terminate this Agreement pursuant to more than one Section of this Agreement, Buyer shall be entitled to receive from Seller Parties an amount equal to the highest percentage of the Termination Amount prescribed by all such Sections.

                 (e) The obligations of Seller Parties to pay the Termination Amount as provided herein shall be, pursuant to section 364(c) of the Bankruptcy Code, entitled to administrative expense status with priority over any and all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code in each of the Chapter 11 Cases and senior to all other superpriority administrative expenses in such cases, except any superpriority administrative expenses granted pursuant to the interim orders of the Bankruptcy Court dated August 5, 2002 or to be granted pursuant to Final Orders of the Bankruptcy Court, authorizing and approving the DIP Financing and the DIP L/C Rollover.

                 (f) Seller Parties agree and acknowledge that Buyer's due diligence, efforts, negotiation and execution of this Agreement have involved substantial investment of management time and have required significant commitment of financial, legal and other resources by Buyer and its Affiliates and that such due diligence, efforts, negotiation and execution have provided value to Seller Parties.

                                    ARTICLE 9
                            MISCELLANEOUS PROVISIONS

         Section 9.1 Non-Survival of Representations, Warranties and Certain Covenants. The representations and warranties of and covenants to be performed on or prior to the Closing by Seller Parties, Parent and Buyer set forth in this Agreement or any document or instrument delivered pursuant hereto shall not survive the Closing.

         Section 9.2 Guarantee by Parent. Parent hereby guarantees the performance of all the obligations of Buyer contained in this Agreement (other than with respect to the assumption of the Assumed Liabilities, other than under the Amended and Restated Credit Agreement, the DIP Financing and the DIP L/C Rollover).

         Section 9.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt if
(i) mailed by certified or registered mail, return receipt requested, postage prepaid (ii) sent by express carrier, fee prepaid, (iii) sent via facsimile with receipt confirmed or (iv) delivered personally, addressed as follows or to such other address or addresses of which the respective party shall have notified the other.

                 (a) If to Seller Parties, to:

         Budget Group, Inc.
         4225  Naperville Road
         Lisle, IL 60532
         Fax:  (630) 955-7517
         Attention:  General Counsel

with a copy to

         Sidley Austin Brown & Wood

         Bank One Plaza
         10 S. Dearborn Street
         Chicago, IL  60603
         Fax: (312) 853-7036
         Attention: Larry J. Nyhan, Esq.

If to Buyer, to:

         Cendant Corporation
         Six Sylvan Way
         Parsippany, NJ 07054
         Fax:  (973) 496-5335
         Attention:  General Counsel

and

         9 West 57th Street, 37th Floor
         New York, NY 10019
         Fax:  (212) 413-1800

with a copy to

         Skadden, Arps, Slate, Meagher & Flom LLP
         Four Times Square
         New York, New York  10036
         Fax:  (212) 735-2000
         Attention:  David Fox, Esq. and Alesia Ranney-Marinelli, Esq.

         Section 9.4 Bulk Sales Laws. Each Seller Party each hereby waives compliance by each such party with the provisions of the "bulk sales," "bulk transfer" or similar laws of any state.

         Section 9.5 Amendment of Agreement. This Agreement may be amended with respect to any provision contained herein at any time by action of the parties hereto; provided, however, that such amendment shall be evidenced by a written instrument duly executed on behalf of each party by its duly authorized officer or employee.

         Section 9.6 Entire Agreement. The agreement of the parties, which consists of this Agreement, the Schedules and Exhibits hereto and the documents referred to herein, sets forth the entire agreement and understanding between the parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Agreement including the Confidentiality Agreement.

         Section 9.7 Assignment. This Agreement and the rights and obligations of the parties hereunder may not be assigned by any party hereto without the other parties' written consent; provided, however, that (i) Buyer may assign any or all of its rights and obligations to a direct or indirect wholly-owned Subsidiary of Parent (provided that no such assignment shall relieve

Buyer of its obligations under this Agreement) and (ii) Seller may assign any or all of its rights to a successor or assignee of all or part of the Retained Business. Any assignment in violation of this Section 9.7 shall be null and void.

         Section 9.8 Parties in Interest; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Buyer and Seller Parties, and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

         Section 9.9 Severability. The provisions of this Agreement are severable, and if any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Agreement to become materially adverse to Buyer on the one hand or Seller Parties on the other hand, in which event the parties shall use reasonable best efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

         Section 9.10 Governing Law; Consent to Jurisdiction. Except to the extent the mandatory provisions of the Bankruptcy Code apply, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in such state without regard to principles of conflicts or choice of laws or any other law that would make the laws of any other jurisdiction other than the State of New York applicable hereto. The parties agree that, except as provided herein without limitation of any party's right to appeal any order of the Bankruptcy Court, (a) the Bankruptcy Court shall retain jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated herein; and (b) any and all Actions or causes of action relating to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent and submit to the jurisdiction of the Bankruptcy Court.

         Section 9.11 Waiver of Jury Trial. The parties hereto hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to the Agreement and the agreements entered into in connection herewith and any amendment, waiver, consent or other document that amends, waives, supplements or otherwise modifies the Agreement or any of the agreements entered into in connection herewith and therewith.

         Section 9.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 9.13 Public Announcement. Prior to the signing of this Agreement, Seller Parties, Parent and Buyer shall prepare a mutually agreeable release announcing the transaction contemplated hereby. Except for such press release, none of Seller Parties, Parent or Buyer shall, without the approval of the other, make any press release or other announcement concerning the existence of this Agreement or the terms of the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by Law, in which case the other parties shall be advised and the parties shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to comply with accounting, stock exchange or federal securities Law disclosure obligations.

         Section 9.14 No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall each be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

         Section 9.15 Disclaimer of Warranties. EXCEPT AS TO THOSE MATTERS EXPRESSLY COVERED BY THE REPRESENTATIONS AND WARRANTIES IN THIS AGREEMENT, SELLER PARTIES ARE SELLING THE ACQUIRED ASSETS ON AN "AS IS, WHERE IS" BASIS AND SELLER PARTIES DISCLAIM ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTIES WHETHER EXPRESS OR IMPLIED. SELLER PARTIES MAKE NO REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AND NO IMPLIED WARRANTIES WHATSOEVER. Parent and Buyer acknowledge that neither Seller Parties nor any of its Affiliates or representatives or any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any memoranda, charts, summaries or schedules heretofore made available by Seller Parties or their Affiliates or representatives to Parent or Buyer or any other information that is not included in this Agreement, the Exhibits and Schedules attached hereto or the Seller Parties Disclosure Schedule, and neither Seller Parties nor any of their Affiliates or Representatives or any other Person will have or be subject to any liability to Parent, Buyer, any Affiliate of Parent or Buyer or any other Person resulting from the distribution of any such information to, or use of any such information by, Parent, Buyer, any Affiliate of Parent or Buyer or any of their Representatives; provided, however, that the foregoing shall in no manner limit the rights of Buyer hereunder (in particular under Article 8).

         Section 9.16 Effect of Investigation. No investigation conducted by Parent, Buyer, any of their Affiliates and any of their Representatives made heretofore or hereafter shall affect the representations and warranties of Seller Parties which are contained herein.


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         IN WITNESS WHEREOF, each party has caused this Asset and Stock Purchase Agreement to be duly executed on its behalf by its duly authorized officer as of the date first written above.


                                            BUDGET GROUP, INC.



                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:   Sanford Miller
                                           Title:  Chief Executive Officer

                                           CHEROKEE  ACQUISITION CORPORATION

                                           By: /s/ Eric J. Bock
                                               ---------------------------------
                                           Name:   Eric J. Bock
                                           Title:  Executive Vice President
                                                   and Corporate Secretary

                                           CENDANT CORPORATION

                                           By: /s/ Eric J. Bock
                                               ---------------------------------
                                           Name:  Eric J. Bock
                                           Title: Executive Vice President
                                                  and Corporate Secretary

                                           BGI AIRPORT PARKING, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name: Sanford Miller
                                           Title:   Chief Executive Officer

                                           BGI SHARED SERVICES, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BGI SHARED SERVICES, LLC

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           VEHICLE RENTAL ACCESS COMPANY, LLC

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           PREMIER CAR RENTAL LLC

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           AUTO RENTAL SYSTEMS, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           RYDER TRS, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           RYDER MOVE MANAGEMENT, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           MASTERING THE MOVE REALTY, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           THE MOVE SHOP, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           RYDER RELOCATION SERVICES, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET STORAGE CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET RENT A CAR CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           CONTROL RISK CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           PHILIP JACOBS INSURANCE AGENCY, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET RENT-A-CAR INTERNATIONAL, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET CAR SALES, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TCS PROPERTIES, LLC

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           IN MOTORS VI, LLC

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           VALCAR RENTAL CAR SALES, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           DIRECTORS ROW MANAGEMENT
                                           COMPANY, LLC

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM CAR SALES OF SOUTHERN
                                           CALIFORNIA, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM CAR SALES OF SAN DIEGO, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM CAR SALES OF RICHMOND, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM CAR SALES OF PHILADELPHIA, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM CAR SALES OF DAYTON, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM CAR SALES OF CHARLOTTE, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           WARREN WOOTEN FORD, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           PAUL WEST FORD, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           CARSON CHRYSLER PLYMOUTH DODGE
                                           JEEP EAGLE, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET SALES CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           RESERVATION SERVICES, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM REALTY SERVICES, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM HOLDINGS CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET RENT-A-CAR SYSTEMS, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET -RENT-A-CAR OF ST. LOUIS, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET -RENT-A-CAR OF THE MIDWEST,
                                           INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BVM, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           DAYTON AUTO LEASE COMPANY, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           MOSIANT CAR SALES, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           NYRAC INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET RENT A CAR CARIBE CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET FLEET FINANCE CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TRANSPORTATION AND STORAGE ASSOCIATES

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BRAC CREDIT CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           TEAM FLEET SERVICES CORPORATION

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET RENT A CAR ASIA-PACIFIC, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer

                                           BUDGET RENT A CAR OF JAPAN, INC.

                                           By: /s/ Sanford Miller
                                               ---------------------------------
                                           Name:  Sanford Miller
                                           Title: Chief Executive Officer